UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[   ] Definitive Information Statement

DARWIN RESOURCES, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[   ]     Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[   ]     Fee paid previously with preliminary materials.
[   ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

DARWIN RESOURCES, INC.

2202 N. West Shore Blvd, Suite 200
Tampa FL 33607
Phone (702) 448-7113

INFORMATION STATEMENT

November __, 2010

To our Stockholders:

This Information Statement is first being mailed on or about November __, 2010 to the holders of record of the common stock, par value $0.000001 per share (the “Common Stock”) of Darwin Resources, Inc., a Delaware corporation (“we”, “us”, “our” “Darwin” or the “Company”) as of the close of business on October 27, 2010 (the “Record Date”). This Information Statement relates to certain actions to be taken by the written consent of our stockholders holding of a majority of our voting power (the “Written Consent”).

The Written Consent authorized, effective upon the 21st day following the mailing of this Information Statement to our Stockholders, the following:

(a)

to amend our Certificate of Incorporation, in substantially the form attached hereto as Exhibit A, prior to the closing of the Merger (as defined below) to effect a reverse stock split of our common stock on the basis of issuing one (1) share of common stock in exchange for each one thousand (1000) shares of common stock. (the “Reverse Stock Split”). There will be no change to the par value or the authorized shares of our common stock and any fractional shares will be rounded up.

(b)	to amend our Certificate of Incorporation, in substantially the form attached hereto as Exhibit B, to change our name to “Clean Slate, Inc.” (the “Name Change”).

(c)

The merger transactions (the "Merger") contemplated in the Agreement and Plan of Merger (the "Merger Agreement") by and among Vigilant Document Services, LLC ("VDS"), us, and our newly-formed, wholly-owned merger subsidiary, Clean Slate Acquisition, Inc. ("Merger Sub"). The Merger Agreement has not yet been executed but it is contemplated that it will be so in the near future. The Reverse Stock Split, the Name Change, and the Merger are collectively referred to as the "Transactions". Pursuant to the Merger Agreement, VDS will merge with and into Merger Sub, with Merger Sub being the surviving corporation and our wholly-owned subsidiary. We shall acquire 100% of the outstanding membership of VDS in exchange for 369,000,000 new issued shares of our common stock, and the former members and associated persons of VDS will own approximately Eighty Percent (80%), of the outstanding shares of our common stock, taking into account the proposed issuance of shares in a private placement. The most recent draft of Merger Agreement is attached hereto as Exhibit C. It is believed that the material terms of such draft will remain unchanged upon execution.

The Written Consent constitutes the consent of a majority of our voting power and is sufficient under the Delaware General Corporation Law (the “DGCL”) and our Bylaws to approve the Transactions.  Accordingly, the Transactions shall not be submitted to our other stockholders for a vote.

This Information Statement is being furnished to you to provide you with material information concerning the actions taken in connection with the Written Consent in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C. This Information Statement also constitutes notice under Section 228 of the DGCL of the actions taken in connection with the Written Consent.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This information statement is first being mailed to you on or about November __, 2010 and we anticipate the effective date of the actions to be December 1, 2010, or as soon thereafter as practicable in accordance with applicable law, including the Delaware General Corporation law.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying information statement is for information purposes.  Please read the accompanying information statement carefully.

By Order of the Board of Directors,

Very truly yours,

DARWIN RESOURCES, INC.

By: Richard Astrom
Name: Richard Astrom
Title: Chief Executive Officer

DARWIN RESOURCES, INC.

2202 N. West Shore Blvd, Suite 200
Tampa FL 33607
Phone (702) 448-7113

INFORMATION STATEMENT

Pursuant To Section 14(c) of the Securities Exchange Act of 1934
Approximate Date of Mailing: November __, 2010

WE ARE NOT ASKING YOU FOR A
PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

General Information

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.000001 per share (the “Common Stock”), of Darwin Resources, Inc., a Delaware corporation (the “Company”, “Darwin” ,“we”, “us” or “our”) as of October 27, 2010 (the “Record Date”) to notify such stockholders of the following:

On October 27, 2010 pursuant to Delaware General Corporation Law (the “DGCL”), we received written consents in lieu of a meeting of Stockholders from Richard Astrom, our Director and Chief Executive Officer, and sole beneficial owner of Dawning Street Corp., the entity which  holds 5 million shares of  Class B Preferred Stock (which carry voting rights 1000 times the amount per common share) representing over 99% of the total possible votes outstanding (the “Majority Stockholders”), authorizing the following:

(1)

to amend our Certificate of Incorporation, in substantially the form attached hereto as Exhibit A, prior to the closing of the Merger (as defined below) to effect a reverse stock split of our common stock on the basis of issuing one (1) share of common stock in exchange for each one thousand (1000) shares of common stock. (the “Reverse Stock Split”). There will be no change to the par value or the authorized shares of our common stock and any fractional shares will be rounded up.

(2)	to amend our Certificate of Incorporation, in substantially the form attached hereto as Exhibit B, to change our name to “Clean Slate, Inc.” (the “Name Change”).

(3)

The merger transactions (the “Merger”) contemplated in the Agreement and Plan of Merger (the “Merger Agreement”) by and among Vigilant Document Services, LLC (“VDS”), us, and our newly-formed, wholly-owned merger subsidiary, Clean Slate Acquisition, Inc. (“Merger Sub”). The Merger Agreement has not yet been executed but it is contemplated that it will be so in the near future. The Reverse Stock Split, the Name Change, and the Merger are collectively referred to as the “Transactions”. Pursuant to the Merger Agreement, VDS will merge with and into Merger Sub, with Merger Sub being the surviving corporation and our wholly-owned subsidiary. We shall acquire 100% of the outstanding membership of VDS in exchange for 369,000,000 new issued shares of our common stock, and the former members and associated persons of VDS will own approximately Eighty (80%) of the outstanding shares of our common stock taking into account the proposed share issuance for the private placement. The most recent draft of Merger Agreement is attached hereto as Exhibit C. It is believed that the material terms of such draft will remain unchanged upon execution.

The Reverse Stock Split, the Name Change, and the Merger are collectively referred to as the “Transactions”.

On October 27, 2010, the Board of Directors of the Company unanimously approved the Transactions, subject to Stockholder approval.  According to DGCL, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to authorize the Transactions. The Majority Stockholders approved the Transactions by written consent in lieu of a meeting on October 27, 2010 in accordance with the DGCL.  Accordingly, your consent is not required and is not being solicited in connection with the approval of the Transactions.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on October 27, 2010 as the Record Date for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Transactions will not become effective until at least 21 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about November ___, 2010 to all Stockholders of record as of the Record Date.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

SUMMARY TERM SHEET

The following is a summary of the principal terms of the Reverse Stock Split, the Name Change and the proposed Merger. This summary does not contain all information that may be important to you. We encourage you to read carefully this information statement, including the exhibits and the documents we have incorporated by reference into this information statement, in their entirety.

We intend to enter into an Agreement and Plan of Merger with Vigilant Document Services, LLC (“VDS”) and Clean Slate Acquisition, Inc. (“Merger Sub”). In connection with the Merger:

  The issued and outstanding membership interest of VDS and persons associated with VDS will be converted into an aggregate of 369,000,000 post reverse shares of our newly issued common stock;

  We will seek to complete a private placement (the "Private Placement") of 80,000,000 post reverse shares of our common stock for proceeds of $100,000.

  We intend to issue 1,000,000 shares of our common stock to our securities attorney, Laura Anthony of Legal & Compliance, LLC, towards the payment of legal fees.

  We shall adopt an amendment to our certificate of incorporation and cause a reverse stock split prior to the effectiveness of the Merger upon which every one thousand(1000) shares of our common stock shall be automatically converted into one (1) share of our common stock (with no change to the amount of our authorized common stock or the par value) ;

  We shall adopt an amendment to change our name to Clean Slate, Inc.;
  Seek Foundation Inc. and Sage Associates LLC entered into a Stock Purchase Agreement, pursuant to which Seek has the option to purchase from Sage all of Sage’s ownership interest in VDS. Prior to Closing, Seek and Sage shall terminate such Option and this Merger Agreement shall be the sole Agreement in place as to the acquisition of VDS such that the parties hereto can consummate the Merger as contemplated herein.
  As soon as practicable after the Merger and within sixty (60) days thereafter, we shall file with the SEC a Registration Statement on Form S-1 (or any successor form thereto) (the “Registration Statement”);to register certain of our shares of common stock (the “Registration”)
  Upon effectiveness of the Registration Statement, we shall redeem (the “Redemption”) all of our currently outstanding Series B Preferred Stock in exchange for $500,000 cash.
  Our officers and directors shall resign effective as of the Redemption, and the directors and officers of VDS, or their designees, shall become officers and directors of the Company.

  PROPOSAL 1 – THE REVERSE STOCK SPLIT

  Overview

  Richard Astrom, our Chairman, Chief Executive Officer and President, beneficially owns 5 million shares of our Series B Preferred Stock (which carry voting rights 1000 times the amount per common share) representing over 99% of the total possible votes outstanding and has approved an amendment to our certificate of incorporation which would authorize our board of directors to effect a reverse split of all outstanding shares of our common stock at an exchange ratio of one-for-one thousand (1000). The board would have the sole discretion to elect, as it determines to be in the best interests of the Company and its stockholders, whether or not to effect the reverse stock split, at any time before December 31, 2011. Our board of directors may also determine not to undertake the reverse stock split, even though approved by our stockholders.

  The ratio is based on the proposed terms of the Merger relating to the capitalization of the Company following consummation of the Merger. Upon completion of the reverse stock split, we will have 20,535 shares of common stock issued and outstanding.

  Our board of directors has approved and adopted the amendment to our certificate of incorporation to effect the proposed reverse stock split and declared the proposal to be advisable and has recommended that the proposed amendment be submitted to our stockholders.

  Reasons For The Reverse Stock Split

  Our primary purposes in considering the reverse stock split is to reduce the amount of shares of our common stock currently outstanding to facilitate the: (i) proposed Merger, (ii) proposed Private Placement in connection with the proposed Merger, and (iii) proposed Registration.

  In addition, the Reverse Stock Split would facilitate a corporate transaction such as the proposed Merger, or another transaction or financing. We intend to enter into a Merger Agreement related to the Merger, and while we have not entered into a letter of intent or other arrangement related to the proposed Private Placement, we intend to pursue the proposed Private Placement, following adoption of this proposal. While we have discussed the Private Placement at the board level and we are actively pursuing the Reverse Stock Split that would be required to complete the Private Placement, we have not engaged in discussions with third parties regarding the proposed Private Placement at this time. Following adoption of these proposals, we intend to seek to complete the Private Placement. We currently anticipate that we will issue the new shares of our common stock to a limited number of accredited investors with existing relationships with the principals of the Company and VDS in a private placement under Rule 506 under the Securities Act of 1933 or other available exemption.

  In August 2010, the parties entered into a Letter of Intent pursuant to which VDS would merge with and into our newly-formed, wholly-owned subsidiary. As contemplated in the LOI we would acquire all of the outstanding membership interests in VDS in exchange for newly issued shares of our common stock. The LOI also contemplated that as part of the merger transaction, we would, in part, (i) redeem our outstanding preferred stock, (ii) raise funds in a private offering of our common stock, (iii) register certain of our common stock in a registration statement on Form S-1. The LOI served as the basis for the Merger Agreement in its current form, the description of which is set forth throughout this Information Statement and a copy of which is attached hereto as Exhibit C.

  The decision to enter into a transaction could be made by our CEO, as our CEO owns more than a majority of our voting stock. We cannot assure you that we will be able to enter into any transactions regarding a corporate combination or financing. If we do not enter into any transactions, our Board of Directors will consider options available to us, including whether to implement the proposed Reverse Stock Split.

  Our common stock is traded on the Over-the-Counter Bulletin Board under the symbol “DRWN”. As of October 27, 2010, the trading price of our common stock was $.009 per share. In determining whether or not to implement the Reverse Stock Split, the board would assess a variety of factors, including without limitation analysis of our capitalization and our strategic alternatives. We cannot assure you that a reverse split would lead to a sustained increase in the trading price of our common stock, or that we will be able to consummate any transactions.

  Other than in association with the merger and private placement, as more thoroughly described herein, we do not presently have any plans, proposals or arrangements, written or otherwise, to issue any of the newly available authorized shares of common stock for any purpose, including future acquisitions or financings.

  The Reverse Stock Split May Not Result In An Increase In The Per Share Price Of Our Common Stock; There Are Other Risks Associated With The Reverse Stock Split.

  The Board of Directors expects that a reverse stock split of our Common Stock will increase the market price of the Common Stock. However, we cannot be certain whether the reverse stock split would increase the trading price for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied, with many companies losing substantial market value after a reverse stock split. There is no assurance that:

  the trading price per share of our Common Stock after the reverse stock split would rise in proportion to the reduction in the number of pre-split shares of Common Stock outstanding before the reverse stock split;
  the reverse stock split would result in a per share price that would attract brokers and investors who do not trade in lower priced stocks.

  The market price of the Common Stock would also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would occur in the absence of the reverse stock split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

  Our common stock is traded on the Over-the-Counter Bulletin Board under the symbol “DRWN”. Upon effectiveness of the Reverse Stock Split, the price of our stock will be adjusted, at least temporarily, by the same 1:1000 ratio. Accordingly, and as an example based on the price of our stock on October 27, 2010 of $0.009 per share, following the reverse split, our price would be $9.00 per share. We cannot determine the exact price of our stock upon effectiveness of the reverse split. There is no guarantee that the adjusted price will be based exactly on the 1:1000 ratio or that the adjusted price will remain at the adjusted price for any period of time.

  Potential Effects Of The Reverse Stock Split

  The immediate effect of a reverse split would be to reduce the number of shares of common stock outstanding, and we anticipate to increase the trading price of our common stock. However, the effect of a reverse stock split upon the market price for our common stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is varied, with many companies losing substantial market value after a reverse stock split. We cannot assure you that the trading price of our common stock after the reverse stock split will rise in exact proportion to the reduction in the number of shares of our common stock outstanding as a result of the reverse stock split. Also, as stated above, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of other factors, including our operating results, our financial condition, other factors related to our business and general market conditions.

  Number of Stockholders; Par Value and Authorized Shares. As of the date of this Information Statement, there are 500,000,000 shares of common stock authorized at a par value of $0.000001 per share and there were 134 stockholders of record. The reverse stock split will not affect the number of stockholders of record, the par value of our common stock or the authorized number of shares of our common stock stated in our certificate of incorporation.

  Voting Rights. Holders of common stock will continue to have one vote for each share of common stock owned after the reverse stock split. Consequently, the voting and other rights of the holders of the common stock will not be affected by the reverse stock split (other than as a result of the reduction of the number of shares held by our current stockholders).

  Issuance of Additional Shares. The number of authorized but unissued shares of common stock will effectively be increased significantly by the reverse stock split because the 20,534,655 shares outstanding prior to the reverse stock split, which represent approximately 4% of the 500,000,000 authorized shares of common stock, will be reduced to approximately 20,535 shares, or less than 1% of the 500,000,000 authorized shares of common stock.

  The following table reflects the number of shares of common stock that would be outstanding as a result of the proposed reverse stock split, and the approximate percentage reduction in the number of outstanding shares, based on 20,534,655 shares of common stock outstanding as of the record date (and excluding the effects of the issuances of the shares of stock described above), as well as the number of shares of common stock that would be available for issuance after each proposed reverse stock split:

Proposed Reverse Stock Split Ratio	Shares Of Common Stock Outstanding	Percentage Reductions	Shares Of Common Stock Available for Issuance	Shares of Authorized Common Stock
Current	20,534,655	-	479,465,345	500,000,000
1 for 1000	20,535	99%	499,979,465	500,000,000

  The following table reflects the number of shares of common stock that would be outstanding as a result of the proposed reverse stock split, the proposed Merger and the proposed Private Placement as well as the number of shares of common stock that would be available for issuance after each of the above actions.

Proposed Reverse Stock Split Ratio	Shares Of Common Stock Outstanding	Shares of Common Stock issued in Merger	Shares Of Common Stock issued in Private Placement	Shares Of Common Stock Issued for Legal Services	Total Shares of Common Stock Outstanding	Shares Of Common Stock Available for Issuance	Shares of Authorized Common Stock
1 for 1000	20,535	369,000,000	80,000,000	1,000,000	450,020,535	49,979,465	500,000,000

  The resulting decrease in the number of shares of common stock outstanding could potentially impact the liquidity of our common stock on the Over the Counter Bulletin Board Market, especially in the case of larger block trades.

  Effects on Ownership by Individual Stockholders. If a reverse split is implemented, the number of shares of common stock held by each stockholder would be reduced by dividing the number of shares held immediately before the reverse split by one thousand (1000), and then rounding up to the nearest whole share. No fractional shares will be issued as a result of the reverse split. In lieu of any fractional interest in a share to which each stockholder otherwise would be entitled as a result of the reverse split, we will issue to such stockholder one whole share of common stock, as described in further detail below. The reverse stock split by itself would affect our common stock uniformly and would not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that interests in fractional shares would be rounded up to the nearest whole share.

  Effect on Options, Warrants and Other Securities. In addition, all outstanding options and other securities entitling their holders to purchase shares of our common stock will be adjusted, if required by the terms of these securities, for the reverse stock split. In particular, the conversion ratio for each option would be reduced, and the exercise price, if applicable, would be increased, in accordance with the terms of each instrument and based on the 1 for 1000 ratio of the reverse stock split. None of the rights currently accruing to holders of our common stock, or options or other securities convertible into common stock, will be affected by the reverse stock split. Our Series B Preferred Stock also should also not be affected by the reverse stock split. Each share of our Series B Preferred Stock entitles the holder thereof to 1,000 votes for each share owned of record on all matters voted upon by shareholders and the preferred stock, as a whole, has voting rights equal to at least 51% of the voting rights in our securities, namely common stock and preferred stock.

  Other Effects on Outstanding Shares. If the reverse stock split is implemented, the rights and preferences of the outstanding shares of common stock will remain the same after the reverse split. Each share of common stock issued pursuant to the reverse stock split would be fully paid and non-assessable.

  The reverse stock split would result in some stockholders owning “odd-lots” of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

  Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended. As a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split would not affect the registration of the common stock under the Exchange Act.

  Effect on Authorized Shares of common stock. The reverse stock split, if implemented, would not change the number of authorized shares of common stock as designated by our certificate of incorporation. Therefore, because the number of issued and outstanding shares of common stock would decrease, the number of shares remaining available for issuance under our authorized pool of common stock would increase.

  Possible Anti-Takeover Effects. Under the proposed reverse stock split, the number of authorized shares of common stock will not be reduced. This will increase significantly the ability of our board of directors to issue authorized and unissued shares without further stockholder action. The effective increases in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect by permitting, for example, the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company's certificate of incorporation or bylaws. As a result, management and the board might use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders.

  Our current certificate of incorporation, bylaws, agreements, and Delaware law contain some additional anti-takeover provisions that may make more difficult or expensive or that may discourage a tender offer, change in control or takeover attempt that is opposed by our board of directors. These provisions of our certificate of incorporation and bylaws, Delaware law and other measures we may adopt could discourage potential acquisition proposals and could delay or prevent a change in control of our company, even though a majority of our stockholders may consider such proposals, if effected, desirable. These provisions could also make it more difficult for third parties to remove and replace the members of our board of directors. Moreover, these provisions could diminish the opportunities for stockholders to participate in some tender offers, including tender offers at prices above the then-current market value of the our shares of common stock, and may also inhibit increases in the trading price of our shares that could result from takeover attempts or speculation.

  We have no current plans or proposals to adopt other provisions or enter into other arrangements that might have material anti-takeover consequences. We have entered into the Merger Agreement and propose to enter into a financing transaction in connection with the Merger and the reverse stock split, including the Registration and the Redemption which would result in a change of control if consummated.

  Procedure For Effecting The Reverse Stock Split And Exchange Of Stock Certificates

  Our board of directors may elect whether or not to declare a reverse stock split, at any time before December 31, 2011. The reverse stock split would be implemented by filing the amendment to our Certificate of Incorporation, in substantially the form attached to this Information Statement as Exhibit A, with the Delaware Secretary of State, and the reverse stock split would become effective on the date of the filing.

  As of the effective date of the reverse stock split, each certificate representing shares of our common stock before the reverse stock split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of common stock resulting from the one-for-one thousand reverse stock split, except that holders of unexchanged shares would not be entitled to receive any dividends or other distributions payable by the Company after the effective date until they surrender their old stock certificates for exchange. All options and other securities would also be automatically adjusted on the effective date.

  Our transfer agent would act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, stockholders and holders of securities convertible into our common stock will be notified of the effectiveness of the reverse split. Stockholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the one-for-one thousand reverse stock split. Persons who hold their shares in brokerage accounts or “street name” would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a stockholder until the stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the one-for-one thousand exchange ratio of the reverse stock split, rounded up to the nearest whole share. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

  Fractional Shares

  We would not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split would be rounded up to the nearest whole share. Stockholders who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by 1000 would instead receive one additional whole share at no additional cost upon surrender to the exchange agent of the certificates and a properly completed and executed letter of transmittal. The number of shares to be issued in connection with rounding up such fractional interests is not expected by management of the Company to be material.

  Federal Income Tax Consequences Of The Reverse Stock Split

  The following is a summary of the material federal income tax consequences of the Reverse Stock Split. This discussion is based on the Internal Revenue Code, the Treasury Regulations promulgated thereunder, judicial opinions, published positions of the Internal Revenue Service, and all other applicable authorities as of the date of this document, all of which are subject to change (possibly with retroactive effect). This discussion does not describe all of the tax consequences that may be relevant to a holder in light of his particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities, and persons who acquired their Common Stock as compensation). In addition, this summary is limited to stockholders that hold their Common Stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

  ACCORDINGLY, EACH STOCKHOLDER IS STRONGLY URGED TO CONSULT WITH A TAX ADVISOR TO DETERMINE THE PARTICULAR FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE REVERSE STOCK SPLIT.

  No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the Reverse Stock Split. The aggregate tax basis of the post-reverse stock split shares received in the Reverse Stock Split will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefore. The stockholder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the Reverse Stock Split.

  The tax treatment of each stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to all of the potential tax consequences of the Reverse Stock Split.

  PROPOSAL 2 – THE NAME CHANGE

  We are contemplating a Merger with proposed terms that would require us to amend our certificate of incorporation to change our name to “Clean Slate, Inc.” Our Board of Directors believes that the name “Clean Slate, Inc.” more accurately reflects the business we will conduct in the event the proposed Merger is consummated. The name change will enable industry and financial market participants to more closely associate us with the operating business of VDS following the consummation of the Merger transaction.

  The name change would be implemented by filing the amendment to our Certificate of Incorporation, in substantially the form attached to this Information Statement as Exhibit B, with the Delaware Secretary of State, and the name change would become effective on the date of the filing.

  PROPOSAL 3 – THE MERGER

  QUESTIONS AND ANSWERS ABOUT THE MERGER

  Following are questions and related answers that address some of the questions you may have regarding the pending merger transaction between VDS and us, the reverse split and related matters. These questions and answers may not contain all of the information relevant to you, do not purport to summarize all material information relating to the Merger Agreement, the charter amendments, or any of the other matters discussed in this information statement, and are subject to, and are qualified in their entirety by, the more detailed information contained or incorporated by reference in or attached to this information statement. Therefore, please carefully read this information statement, including the attached annexes, in its entirety.

  Preliminary Statement Regarding Merger with Vigilant Document Services, LLC

  As set forth in this Information Statement, we have approved a 1 for 1000 reverse split of our outstanding common stock and have authorized a corporate name change to “Clean Slate, Inc.”. These corporate actions have been approved by our Board of Directors in contemplation of a proposed reverse merger transaction with Vigilant Document Services, LLC (“VDS”). Darwin and VDS anticipate entering into and completing the reverse merger transaction by December 31, 2010, although the parties have not entered into a definitive merger agreement as of the date of this Information Statement. The proposed principal terms of the reverse merger transaction are described in this Information Statement. The effectiveness of the corporate actions is conditioned on Darwin and VDS entering into a definitive agreement by December 31, 2010; if this does not occur, then the reverse stock split and the name change will not occur.

  Q: Why Are We Proposing The Merger?

  A: We believe that a merger between VDS and us presents an opportunity to enhance stockholder value for both companies. We are a shell corporation with no active operations, and substantially no operating assets or liabilities. Our common stock is traded on the Over-the-Counter Bulletin Board under the symbol “DRWN”. VDS has substantial business opportunities, but there is no public market for its common stock. The combination of the two companies and the access to an active trading market could provide liquidity for VDS investors and provide VDS with increased visibility within the investor community. The merger will also create a combined company with the potential of raising additional capital to finance further development of VDS’s products and services if needed. Stockholders of the combined company will be able to participate in the growth and opportunities that result from the merger.

  To review the reasons for the merger in greater detail, see the section entitled “The Merger - Reasons for the Merger.”

  Q: What Will Happen In The Merger?

  A: In the proposed merger, VDS will merge with and into Clean Slate Acquisition, Inc., our wholly-owned subsidiary and, as a result, operate as our wholly-owned subsidiary. In connection with the merger, we will change our name to “Clean Slate, Inc.” The proposed Merger Agreement, which governs the Merger, is attached to this information statement as Exhibit C. You are encouraged to read it carefully.

  Q: What Will I Receive In The Merger?

  A: If the merger is completed, the VDS Membership Interest together with related persons, will receive an aggregate of 369,000,000 shares of our common stock. There will be no exchange of stock certificates held by existing Company stockholders in connection with the merger. The shares of our common stock that VDS Members receive will be restricted under the Securities Act of 1933, as amended (the “Securities Act”), until such shares are registered in an effective Registration Statement. Our common stock is listed on Over the Counter Bulletin Board under the symbol “DRWN.” There will be no fractional shares exchanged in the merger, and there will be no need to pay cash in lieu of fractional shares.

  If you are a Company stockholder, immediately prior to the effectiveness of the merger, pursuant to the reverse stock split described in Proposal 1, every 1000 shares of our common stock shall automatically be converted into one share of our common stock. We will issue one additional share in the event that you would own a fractional share as a result of the reverse stock split.

  Q: Is The Merger Proposal Contingent On Proposals 1 And 2?

  A: Yes. Proposal No. 3 is contingent on approval of Proposals No. 1 (the Reverse Stock Split) and No. 2 (the Name Change). Therefore, if our stockholders do not approve the Reverse Stock Split and the Name Change, we will not proceed with the Merger. As of the date hereof, we have received the requisite approval.

  Q: What Are The U.S. Federal Income Tax Consequences Of The Merger On VDS Members.

  A: The material U.S. federal income tax consequences of the merger are described in more detail in the section entitled “The Merger — Material United States Federal Income Tax Consequences”. The tax consequences of the merger to you will depend upon your particular situation. You should consult your own tax advisor for a full understanding of the federal, state, local and foreign income and other tax consequences of the merger.

  Q: Should Stockholders Send In Their Stock Certificates Now?

  A: No. We will not be exchanging physical securities after the merger becomes effective. At the time of closing of the merger, we will instruct our transfer agent to adjust our stock ledger to reflect the effects of the reverse stock split and the merger on our shares of stock held by our current shareholders. It will not be necessary for an exchange of physical securities to occur in order to reflect your new ownership interest.

  Q: When Do You Expect To Complete The Merger?

  A: VDS and the Company are working to complete the merger as quickly as practicable, and expect to complete the merger prior to December 31, 2010; however, the exact timing cannot be predicted.

  Q: Do I Have Appraisal Or Dissenter’s Rights?

  A: No, however, those holders of VDS Membership Interests who have not consented to the merger are entitled to exercise appraisal rights in connection with the merger, subject to compliance with applicable procedures under Florida law, as described in this information statement. Because our stockholders are not being asked to relinquish their shares in connection with the merger, they are not entitled to appraisal rights.

  The Members of VDS unanimously approved this merger. Those Members who consented to the merger have waived their appraisal and dissenter’s rights under applicable Florida law.

  Q: Are Our Stockholders Also Required To Approve The Merger?

  A: No, but our stockholders are required to approve the reverse stock split which, in turn, is a pre-condition to the consummation of the merger. Thus, the holders of a majority of our voting power, considered, voted on and adopted the proposal to approve entering into the transactions contemplated by the Merger Agreement, and to approve the reverse stock split. This consent of stockholders is sufficient to approve entering into the transactions. Accordingly, the actions will not be submitted to our other stockholders for a vote.

  Q: What Will Happen If The Merger Is Not Completed?

  A: If the merger is not completed for any reason, we and VDS may be subject to a number of other risks. VDS will continue to have no active trading market for its securities, which would have an adverse impact on its ability to avail itself of the public markets for additional financing. We will have no operating business and will continue as a shell. Both companies will incur the expenses associated with attempting to effectuate the merger and the transactions, and VDS may be required to pay other expenses to us in certain circumstances. The failure to consummate the merger could have an adverse impact on the price and trading of our common stock.

  CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

  Any statements in this document about expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “will continue,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” and similar expressions. Accordingly, these statements involve estimates, assumptions and uncertainties, which could cause actual results to differ materially from those expressed in them. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this document. The following cautionary statements identify important factors that could cause VDS’s, ours or the combined company’s actual results to differ materially from those projected in the forward-looking statements made in this document. Among the key factors that have a direct bearing on VDS’s, ours or the combined company’s results of operations are:

  general economic and business conditions; the existence or absence of adverse publicity; changes in marketing and technology; changes in political, social and economic conditions;
  competition in and general risks of the industries in which VDS operates;
  success of acquisitions and operating initiatives; changes in business strategy or development plans; management of growth;
  dependence on senior management; business abilities and judgment of personnel; availability of qualified personnel; labor and employee benefit costs;
  ability of VDS to retain and hire key executives, technical personnel and other employees;
  ability of VDS to manage its growth and the difficulty of successfully managing a larger, more geographically dispersed organization;
  ability of VDS to manage successfully its changing relationships with customers, suppliers, value-added resellers and strategic partners;
  the impact of government regulation;

  volatility in our stock price;
  the need and ability of VDS to obtain sufficient financing to meet potential capital requirements;
  market acceptance of each of the companies’ products and services; and
  the timing of other conditions associated with the completion of the merger, including without limitation the ability to raise $100,000 in a private placement as a condition precedent to the merger.

  SUMMARY OF THE INFORMATION STATEMENT

  This summary highlights selected information from this information statement. It does not contain all of the information that is important to you. We urge you to read carefully the entire information statement and the other documents referred to in this information statement to fully understand the merger and related transactions. In particular, you should read the documents attached to this information statement, including the proposed merger agreement, which is attached as Exhibit C. For a guide as to where you can obtain more information on us, see the section entitled “Where You Can Find More Information” beginning on page 18. We have included page references parenthetically to direct you to a more complete description of the topics presented in this summary of the information statement. As your approval of the merger and the other matters described in this information statement is neither required nor requested, we are not asking you for a proxy and you are requested not to send us a proxy.

  MARKET PRICE INFORMATION AND RELATED STOCKHOLDER MATTERS

       There has never a public market for VDS Membership Interests. As of October 27, 2010, there is one holder of record of VDS Membership Interests. VDS has not paid any cash dividends in the past and does not anticipate paying any cash dividends in the foreseeable future. VDS intends to retain earnings, if any, to finance the expansion of its business and fund ongoing operations for the foreseeable future.

       Our common stock trades on the OTC Markets (the “Bulletin Board”) under the symbol DRWN. The following table sets forth, for the periods indicated, the high and low closing sale prices for our common stock as reported by the OTC Markets. The quotations reflect inter-dealer prices, without retail markup, markdown or commission, and may not represent actual transactions. The historical high and low prices below do not reflect the proposed 1 for 1000 reverse stock split. Following the merger, we expect that our common stock will continue to be quoted and traded on the OTC Markets.

Quarter Ended	Bid High	Bid Low
September 30, 2010	0.020	0.003
June 30, 2010	0.026	0.007
March 31, 2010	0.020	0.005

2009
December 31, 2009	0.011	0.003
September 30, 2009	0.010	0.003
June 30, 2009	0.006	0.001
March 31, 2009	0.004	0.001

2008
December 31, 2008	0.008	0.001
September 30, 2008	0.010	0.002
June 30, 2008	0.010	0.002
March 31, 2008	0.030	0.003

  As of October 27, 2010, there were approximately 134 holders of record of our common stock.

  On October 27, 2010, the latest practicable date before the mailing of this information statement, the last sale price of our common stock as reported on the OTC Markets was $0.009 per share.

  WHERE YOU CAN FIND MORE INFORMATION

  We file annual, quarterly and special reports, information statements and other information with the SEC. You may read and copy any reports, statements or information that we file with the SEC at the SEC’s public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. The public reference room in Washington, D.C. is located at 100 F Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the Internet web site maintained by the SEC at http://www.sec.gov.  VDS has supplied all information contained in this information statement relating to VDS. We have supplied all information contained in this information statement relating to us.

  If you are a Company stockholder, you may obtain, without charge, a copy of the Annual Report on Form 10-K for the year ended December 31, 2009, and the most recent Quarterly Report on Form 10-Q of the Company, including the financial statements required to be filed in such reports with the SEC pursuant to the Securities Exchange Act of 1934, as amended.

  RISK FACTORS

  YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING FACTORS, IN ADDITION TO THE OTHER INFORMATION INCLUDED ELSEWHERE IN THIS INFORMATION STATEMENT AND THE DOCUMENTS THAT THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. UNLESS THE CONTEXT REQUIRES OTHERWISE, THE USE OF THE COMPANIES, THE COMBINED COMPANY, “US,” OR “WE” REFERS TO THE COMBINED COMPANY OF VDS AND US AFTER GIVING EFFECT TO THE MERGER. ADDITIONAL RISKS AND UNCERTAINTIES NOT PRESENTLY KNOWN TO VDS AND US OR THAT ARE NOT CURRENTLY BELIEVED TO BE IMPORTANT TO YOU, IF THEY MATERIALIZE, ALSO MAY ADVERSELY AFFECT THE MERGER AND THE PRICE OF OUR STOCK.

  Investing in our common stock involves a high degree of risk. Any of the following risks could materially adversely affect our business, operating results and financial condition could result in a complete loss of your investment.

  In addition to the other information in this Information Statement, the following risk factors should be considered carefully in evaluating the Company and its business. This disclosure is for the purpose of qualifying for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. It contains factors that could cause results to differ materially from such forward-looking statements. These factors are in addition to any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statement.

  The following matters, among other things, may have a material adverse effect on the business, financial condition, liquidity, or results of operations of the Company. Reference to these factors in the context of a forward-looking statement or statements shall be deemed to be a statement that any one or more of the following factors may cause actual results to differ materially from those in such forward-looking statement or statements. Before you invest in our common stock, you should be aware of various risks, including those described below. Investing in our common stock involves a high degree of risk. You should carefully consider these risk factors, together with all of the other information included in this information statement, before you decide whether to purchase shares of our common stock. Our business and results of operations could be seriously harmed by any of the following risks. The trading price of our common stock could decline due to any of these risks, and you may lose part or all of your investment.

  Risks related to Darwin

  We Have A History Of Net Losses And Will Need Additional Financing To Continue As A Going Concern.

  We have no revenues or earnings from operations, and there is a risk that we will be unable to continue as a going concern and consummate a business combination or other similar transaction. We have no significant assets or financial resources. We will, in all likelihood, sustain operating expenses without corresponding revenues, at least until the consummation of a merger or other business combination. This may result in our incurring a net operating loss that will increase unless we consummate a business combination with a profitable business. We cannot assure you that we will consummate the merger transaction discussed in this information statement and that if we do not that we can identify an alternative suitable business opportunity and consummate a business combination, or that any such business will be profitable at the time of its acquisition by us or ever.

  Historically, we have incurred recurring operating losses and have a stockholders' deficit at June 30, 2010 of approximately $274,301. We had a cash balance of $315 at June 30, 2010 and gross current liabilities of approximately $274,616. We expect that we will incur losses at least until we complete a business combination and perhaps after such a combination as well. There can be no assurances that we will ever be profitable. Our past funding needs of the business have been provided by financings through cash advances received from and notes payable issued to our Chief Executive Officer. There can be no assurance that such funds will be available from this related party in the future. Without additional funds there is an uncertainty as to whether we can continue as a going concern. However, as described in this Information Statement, we hope to raise $100,000 in a private offering of our common stock.

  Until Redemption of the Series B Preferred Stock, Our CEO Beneficially Owns A Majority Of Our Voting Shares and can Elect our Directors and Control Operations.

  Our CEO, Richard Astrom, beneficially owns 5 million shares of our Series B Preferred Stock. Each share of Series B Preferred Stock entitles the holder thereof to 1,000 votes for each share owned of record on all matters voted upon by shareholders, and a majority vote is required for all actions to be taken by shareholders. Additionally, the preferred stock, as a whole, has been awarded voting rights such that the voting rights of the preferred stockholders will always be equal to at least 51% of the voting rights in our securities, namely common stock and preferred stock. Accordingly, Mr. Astrom can elect all of our directors and control our operations.

  However, upon effectiveness of the Registration Statement, we shall redeem all of our currently outstanding Series B Preferred Stock in exchange for $500,000 cash.

  Our Common Stock is quoted on the OTC Markets, which may limit the liquidity and price of our Common Stock more than if our Common Stock were quoted or listed on the, the Nasdaq Stock Market or a national exchange.

  Our securities are currently quoted on the OTC Markets, Inc. (the “Bulletin Board”), an inter-dealer automated quotation system for equity securities. Quotation of our securities on the Bulletin Board may limit the liquidity and price of our securities more than if our securities were quoted or listed on the Nasdaq Stock Market or a national exchange. As a Bulletin Board quoted company, we do not attract the extensive analyst coverage that accompanies companies listed on exchanges. Further, institutional and other investors may have investment guidelines that restrict or prohibit investing in securities traded on the Bulletin Board. These factors may have an adverse impact on the trading and price of our Common Stock.

  The trading price of our common stock may decrease due to factors beyond our control.

  Our stock is currently quoted on the OTC Markets Bulletin Board.  The stock market from time to time has experienced extreme price and volume fluctuations, which have particularly affected the market prices for emerging growth companies and which often have been unrelated to the operating performance of the companies. These broad market fluctuations may adversely affect the market price of our common stock. If our shareholders sell substantial amounts of their common stock in the public market, the price of our common stock could fall. These sales also might make it more difficult for us to sell equity, or equity-related securities, in the future at a price we deem appropriate.

  The market price of our common stock may also fluctuate significantly in response to the following factors, most of which are beyond our control:

  variations in our quarterly operating results,
  changes in general economic conditions,
  changes in market valuations of similar companies,
  post merger announcements by us or our competitors of significant new contracts, acquisitions, strategic partnerships or joint ventures, or capital commitments, loss of a major supplier, customer, partner or joint venture participant post merger and the addition or loss of key managerial and collaborative personnel.

  Any such fluctuations may adversely affect the market price of our common stock, regardless of our actual operating performance. As a result, stockholders may be unable to sell their shares, or may be forced to sell them at a loss.

  The application of the “penny stock” rules could adversely affect the market price of our common shares and increase your transaction costs to sell those shares.

  The Securities and Exchange Commission (the “SEC”) has adopted rule 3a51-1 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions.  For any transaction involving a penny stock, unless exempt, Rule 15g-9 requires:

  that a broker or dealer approve a person’s account for transactions in penny stocks, and the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

  In order to approve a person’s account for transactions in penny stocks, the broker or dealer must:

  obtain financial information and investment experience objectives of the person, and make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

  The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form:

  sets forth the basis on which the broker or dealer made the suitability determination and that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

  Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock.

  The market price for our common shares is particularly volatile given our status as a relatively unknown company with a small and thinly traded public float, limited operating history and lack of profits which could lead to wide fluctuations in our share price.  You may be unable to sell your common shares at or above your purchase price, which may result in substantial losses to you.

  The market for our common shares is characterized by significant price volatility when compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. The volatility in our share price is attributable to a number of factors. First, as noted above, our common shares are sporadically and thinly traded. As a consequence of this lack of liquidity, the trading of relatively small quantities of shares by our shareholders may disproportionately influence the price of those shares in either direction. The price for our shares could, for example, decline precipitously in the event that a large number of our common shares are sold on the market without commensurate demand, as compared to a seasoned issuer which could better absorb those sales without adverse impact on its share price. Secondly, we are a speculative or “risky” investment due to our limited operating history and lack of profits to date, and uncertainty of future market acceptance for our potential products and services. As a consequence of this enhanced risk, more risk-adverse investors may, under the fear of losing all or most of their investment in the event of negative news or lack of progress, be more inclined to sell their shares on the market more quickly and at greater discounts than would be the case with the stock of a seasoned issuer. Many of these factors are beyond our control and may decrease the market price of our common shares, regardless of our operating performance. We cannot make any predictions or projections as to what the prevailing market price for our common shares will be at any time, including as to whether our common shares will sustain their current market prices, or as to what effect that the sale of shares or the availability of common shares for sale at any time will have on the prevailing market price.

  We depend highly on our current and successor chief executive officer whose unexpected loss may adversely impact our business and with whom we do not have a formal employment agreement.

  Except as set forth below, we currently rely heavily on the expertise, experience and continued services of Richard Astrom, our Chairman and Interim Chief Executive Officer. We presently do not have an employment agreement with Mr. Astrom and there can be no assurance that we will be able to retain him or, should he choose to leave us for any reason, to attract and retain a replacement or additional key executives.

  Following the Merger and upon redemption of Mr. Astrom’s preferred stock, Mr. Astrom shall resign as CEO and Scott Forgey shall succeed as our CEO. We presently do not have an employment agreement with Mr. Forgey, but we anticipate that we will have one at such time that he assumes the role as CEO. Nevertheless, there can be no assurance that we will be able to retain him or, should he choose to leave us for any reason, to attract and retain a replacement or additional key executives. The unexpected loss of our CEO may have a material adverse effect on our business, our financial condition, including liquidity and profitability, and our results of operations.

  We do not pay dividends on our Common Stock.

  We have not paid any dividends on our common stock and do not anticipate paying dividends in the foreseeable future. We plan to retain earnings, if any, to finance the development and expansion of our business.

  Failure To Achieve And Maintain Effective Internal Controls In Accordance With Section 404 Of The Sarbanes-Oxley Act Of 2002 Could Have A Material Adverse Effect On Our Business And Stock Price.

  Section 404 of the Sarbanes-Oxley Act of 2002 (“the Sarbanes-Oxley Act”) requires that we establish and maintain an adequate internal control structure and procedures for financial reporting and include a report of management on our internal control over financial reporting in our annual report on Form 10-K. That report must contain an assessment by management of the effectiveness of our internal control over financial reporting and must include disclosure of any material weaknesses in internal control over financial reporting that we have identified.

  Rule 144 Related Risk.

  The SEC adopted amendments to Rule 144 which became effective on February 15, 2008 that apply to securities acquired both before and after that date. Under these amendments, a person who has beneficially owned restricted shares of our common stock for at least six months would be entitled to sell their securities provided that: (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding a sale, (ii) we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale and (iii) if the sale occurs prior to satisfaction of a one-year holding period, we provide current information at the time of sale.

  Persons who have beneficially owned restricted shares of our common stock for at least six months but who are our affiliates at the time of, or at any time during the three months preceding a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

  1% of the total number of securities of the same class then outstanding; or
  the average weekly trading volume of such securities during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale;

  provided, in each case, that we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale. Such sales by affiliates must also comply with the manner of sale, current public information and notice provisions of Rule 144.

  Restrictions on the reliance of Rule 144 by Shell Companies or former Shell Companies.

  Historically, the SEC staff has taken the position that Rule 144 is not available for the resale of securities initially issued by companies that are, or previously were, blank check companies, like us. The SEC has codified and expanded this position in the amendments discussed above by prohibiting the use of Rule 144 for resale of securities issued by any shell companies (other than business combination related shell companies) or any issuer that has been at any time previously a shell company. The SEC has provided an important exception to this prohibition, however, if the following conditions are met:

  The issuer of the securities that was formerly a shell company has ceased to be a shell company,
  The issuer of the securities is subject to the reporting requirements of Section 14 or 15(d) of the Exchange Act,
  The issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K; and
  At least one year has elapsed from the time that the issuer filed current comprehensive disclosure with the SEC reflecting its status as an entity that is not a shell company.

  As a result, it is likely that pursuant to Rule 144, stockholders who receive our restricted securities in a business combination will not be able to sell our shares without registration until one year after we have completed our initial business combination.

  Risks Relating to the Proposed Merger

  VDS And Darwin May Not Achieve The Benefits They Expect From The Merger, Which May Have A Material Adverse Effect On The Companies’ Business, Financial, And Operating Results.

  VDS and Darwin intend to enter into the merger agreement with the expectation that the merger will result in benefits to the combined company arising out of the combination of the businesses of VDS and an active trading market for Darwin’s common stock. To realize any benefits from the merger, the combined company’s stock must continue to trade on the OTC Bulletin Board following the merger. In addition, we will face the following post-merger challenges:

  retaining the management and employees of VDS;
  developing new products and services that utilize the assets and resources of VDS; and
  retaining existing strategic partners and suppliers of VDS.

  If the combined company is not successful in addressing these and other challenges, then the benefits of the merger will not be realized and, as a result, the combined company’s operating results and the market price of Darwin’s common stock may be adversely affected. These challenges, if not successfully met by the combined company, could result in possible unanticipated liabilities, unanticipated costs, diversion of management attention and loss of personnel. Neither VDS nor Darwin can assure you that we will be able to profitably manage the combined company.

  The Issuance Of Shares Of Darwin’s Common Stock To VDS Members In The Merger Will Substantially Dilute The Percentage Ownership Interests Of Current Darwin Stockholders.

  If the merger is completed, it is anticipated that Darwin will issue to VDS Members and in connection with the Merger approximately three hundred sixty nine million (369,000,000) shares of Darwin common stock. Upon completion of the merger, the former VDS Members will be issued shares of our common stock, representing in the aggregate approximately 80% of Darwin common stock on a fully-diluted basis immediately following the merger. The issuance of Darwin common stock to VDS stockholders will cause a significant reduction in the relative percentage interest of current Darwin stockholders in Darwin’s earnings, if any, voting power and market capitalization. I think we should include specific numbers and percentages here – i.e. before and after merger taking into account reverse split. In addition, we will issue 80,000,000 shares in connection with the proposed private placement and 1,000,000 shares for legal fees which will further dilute the percentage interest of current Darwin stockholders.

  If We Proceed With The Merger, VDS Members And Associated Persons Will Receive an aggregate of 369,000,000 Shares Of Darwin Common Stock Regardless Of Changes In The Market Value Of Darwin Common Stock.

  The VDS Membership Interest, together with persons associated with VDS will be exchanged for 369,000,000 shares of Darwin common stock upon completion of the merger. This figure is a fixed number and the merger agreement does not contain any provision to adjust this ratio for changes in the market price of Darwin's common stock. Neither party is permitted to terminate the merger agreement solely because of changes in the market price of Darwin common stock. Consequently, the specific dollar value of Darwin's common stock to be received by VDS Members will depend on the market value of Darwin common stock at the time of completion of the merger and may increase or decrease from the date of the merger agreement.

  You are urged to obtain recent market quotations for Darwin common stock. Neither VDS nor Darwin can predict or give any assurances as to the market price of Darwin common stock at any time before or after the merger. The price of Darwin common stock may vary because of factors such as:

  changes in the business, operating results or prospects of VDS or Darwin;
  actual or anticipated variations in quarterly results of operations of VDS or Darwin;
  market assessments of the likelihood that the merger will be completed;
  the timing of the completion of the merger;
  sales of Darwin common stock;
  additions or departures of key personnel of VDS or Darwin;
  announcements of significant acquisitions, strategic partnerships, joint ventures or capital commitments by VDS;
  conditions or trends in VDS’ industry;
  announcements of technological innovations, new products or services by VDS or its competitors;
  changes in market valuations of other competing companies;
  the prospects of post-merger operations;
  regulatory considerations; and
  general market and economic conditions.

  If the merger is successfully completed, the VDS Members will become holders of Darwin common stock. VDS’ business differs from Darwin’s business, and VDS’ results of operations may be affected by factors different than those affecting Darwin’s results of operations and the price of Darwin’s common stock. Darwin does not currently have any active operations.

  If The Costs Associated With The Merger Exceed The Benefits, The Combined Company May Experience Adverse Financial Results, Including Increased Losses.

  VDS and Darwin will incur significant transaction costs as a result of the merger, including legal and accounting fees that may exceed their current estimates. In addition, VDS and Darwin expect that the combined company will incur consolidation and integration expenses which they cannot accurately estimate at this time. Actual transaction costs may substantially exceed the current estimates and may affect the combined company’s financial condition and operating results negatively. If the benefits of the merger do not exceed the costs associated with the merger, including any dilution to Darwin’s stockholders resulting from the issuance of shares in connection with the merger, the combined company’s financial results could be adversely affected, resulting in, among other things, increased losses.

  No Independent Financial Advisor.

  Neither VDS nor Darwin has engaged an independent financial advisor to consult on the relative advantages and disadvantages of the transactions. Therefore, the stockholders of both companies are dependent solely on the judgment of the board of directors of each company.

  The market price of Darwin’s common stock may decline as a result of the merger for a number of reasons, including if:

  the combined company does not achieve the perceived benefits of the merger as rapidly or to the extent anticipated by financial or industry analysts;
  the effect of the merger on the combined company’s financial results is not consistent with the expectations of financial or industry analysts; or
  significant stockholders of VDS or Darwin decide to dispose of their stock following completion of the merger.

  Sales Of Substantial Amounts Of Darwin Common Stock In The Public Market After The Proposed Merger Could Materially Adversely Affect The Market Price Of Darwin Common Stock.

  It is proposed that at the closing of the merger, Darwin will issue approximately 369,000,000 shares of Darwin common stock to VDS Members in the merger. The sale of substantial amounts of Darwin common stock may result in substantial fluctuations in the price of Darwin common stock. In addition, sales of a substantial number of shares of Darwin common stock within a short period of time could cause Darwin stock price to fall. The sale of these shares could also impair the combined company’s ability to raise capital through sales of additional common stock. Add language regarding the private placement and re-sale registration statement making and that sales are anticipated and likely.

  Failure To Complete The Merger Could Negatively Impact VDS And Darwin, Including The Market Price Of Darwin Common Stock.

  The obligations of Darwin and VDS to complete the merger are subject to the satisfaction or waiver of certain conditions. If these conditions are not satisfied or waived, the merger may not be completed. If the merger is not completed for any reason, both Darwin and VDS may be subject to other material risks, including:

  a negative effect on the stock trading price of Darwin common stock to the extent that the current market price reflects a market assumption that the merger will be completed (VDS does not currently have an active trading market for its securities);
  VDS may be required to pay additional expenses; and
  costs related to the merger, such as legal and accounting fees, must be paid even if the merger is not completed.

  Uncertainty Regarding The Merger And The Effects Of The Merger Could Cause VDS’ Customers Or Strategic Partners To Delay Or Defer Decisions.

  VDS’ customers and strategic partners, in response to the announcement of the merger, may delay or defer decisions, which could have a material adverse effect on its business, regardless of whether the merger is ultimately completed.

  The Merger May Fail To Qualify As A Tax-Free Reorganization For Federal Income Tax Purposes, Resulting In Your Recognition Of Taxable Gain Or Loss In Respect Of VDS Membership Interests.

  The merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. The Internal Revenue Service will not provide a ruling on the matter, nor will VDS obtain an opinion from its legal counsel that the merger will constitute a tax-free reorganization for federal income tax purposes. No assurance can be given that the Internal Revenue Service or the courts will agree that the merger qualifies as a tax-free reorganization under Section 368(a). If the merger fails to qualify as a reorganization, you generally would recognize gain or loss on each VDS Membership Interest surrendered in an amount equal to the difference between the sum of the amount of cash and/or the fair market value of Darwin common stock received for each VDS Membership Interest and your adjusted tax basis in such share.

  Risks Relating to the Business and Operations of VDS Following the Merger

  VDS is an early stage company and because it has incurred losses, its accountants expressed doubts about its ability to continue as a going concern.

  For the period from June 13, 2008 (inception) through December 31, 2009, the accountants for VDS expressed doubt about its ability to continue as a going concern as a result of a limited history of operations, limited assets, and operating losses since inception. Its ability to achieve and maintain profitability and positive cash flow will depend on the success of the business of VDS following the Merger.

  If the number of bankruptcy case files VDS handles decreases or fails to increase, its operating results and ability to execute its growth strategy could be adversely affected.

  VDS currently has 10 law firm customers. VDS is paid a fixed fee (subject to adjustment for special circumstances) for each bankruptcy case file referred by these 10 law firms to VDS for petition processing services. Therefore, its success is tied to the number of these case files that each law firm customer generates. VDS’ operating results and ability to execute its growth strategy could be adversely affected if (1) any of its law firm customers lose business from these clients; (2) these clients are affected by changes in the market and industry, enacted legislation or court orders in the states where they do business or by the federal government or other factors that cause them to be unable to pay for the services of its law firm customer or reduce the volume of files referred to its law firm customers and which they direct VDS to process; or (3) its law firm customers are unable to attract additional business from current or new clients for any reason, including any of the following: the provision of poor legal services, the loss of key attorneys or staff, or a decrease in the number of bankruptcies in the region in which its law firm customers and VDS does business, including due to market factors or governmental action. A failure by one or more of its law firm customers to pay VDS as a result of these factors could materially impair operations. VDS could also lose any law firm customer if it materially breaches the Services Agreement with such customer.

  Regulation of the legal profession may constrain the operations of VDS’ business, and numerous related issues could impair VDS’ ability to provide professional services to its law firm customers.

  Each state has adopted laws, regulations and codes of ethics that provide for the licensure of attorneys, which grants attorneys the exclusive right to practice law and places restrictions upon the activities of licensed attorneys. The boundaries of the “practice of law,” however, are indistinct, vary from one state to another and are the product of complex interactions among state law, bar associations and constitutional law formulated by the U.S. Supreme Court. Many states define the practice of law to include the giving of advice and opinions regarding another person’s legal rights, the preparation of legal documents or the preparation of court documents for another person. In addition, all states and the American Bar Association prohibit attorneys from sharing fees for legal services with non-attorneys in any form, which includes the referral of cases for a fee.

  Pursuant to VDS’ standard Services Agreement with its law firm customers, it provides bankruptcy-processing services to law firms including procedural and client service advice to attorneys to enable them to prosecute bankruptcy matters on behalf of their clients that comply with court rules. Current laws, regulations and codes of ethics related to the practice of law pose the following principal risks:

  State or local bar associations, state or local prosecutors or other persons may challenge VDS’ services as constituting the unauthorized practice of law. Any such challenge could have a disruptive effect upon the operations of VDS’ business, including the diversion of significant time and attention of senior management. VDS may also incur significant expenses in connection with such a challenge, including substantial fees for attorneys and other professional advisors. If a challenge to any of these businesses were successful, VDS may need to materially modify its professional services operations in a manner that could adversely affect VDS’ revenues and profitability and VDS could be subject to a range of penalties that could damage its reputation in the legal markets it serves. In addition, any similar challenge to the operations of VDS’ law firm customers could adversely impact their bankruptcy business;
  VDS’ standard Services Agreement could be deemed to be unenforceable if a court were to determine that such agreements constituted an impermissible fee sharing arrangement between VDS and its law firm customer;
  Applicable laws, regulations and codes of ethics, including their interpretation and enforcement, could change rules and process for advertising, marketing and client referrals in a manner that restricts or prohibits VDS’ operations. Any such change in laws, policies or practices could increase VDS’ cost of doing business or adversely affect its revenues and profitability; and
  Applicable laws, regulations and codes of ethics, including their interpretation and enforcement, could change in a manner that restricts VDS’ operations. Any such change in laws, policies or practices could increase VDS’ cost of doing business or adversely affect its revenues and profitability.

  VDS’ relies on proprietary case management system, document conversion and review systems, web sites, online networks, Federal Court web sites and ECF systems and a disruption, failure or security compromise of these systems may disrupt its business, damage its reputation and adversely affect its revenues and profitability.

  VDS’ proprietary case management system known as the “Vigilant Bankruptcy System” is critical to its bankruptcy processing service business because it enables it to efficiently and timely service a large number of bankruptcy related case files. Similarly, VDS relies on its web sites and email notification systems to provide timely, relevant and dependable business and bankruptcy information to its law firm customers and each firm’s clients. VDS also utilizes the Federal Bankruptcy Court’s mandatory electronic case filing system and protocols (ECF) to prepare all documents and pleadings for filing. Therefore, network or system shutdowns caused by events such as computer hacking, dissemination of computer viruses, worms and other destructive or disruptive software, denial of service attacks and other malicious activity, as well as power outages, natural disasters and similar events, to VDS’s, the client firms’ or the Federal Bankruptcy Court’s systems and computers could have an adverse impact on operations, customer satisfaction and revenues due to degradation of service, service disruption or damage to equipment and data.

  In addition to shutdowns, VDS’ systems are subject to risks caused by misappropriation, misuse, leakage, falsification and accidental release or loss of information, including sensitive case file data maintained in its proprietary case management systems and financial and credit card information for their law firm customers or their clients. As a result of the increasing awareness concerning the importance of safeguarding personal information, the potential misuse of such information and legislation that has been adopted or is being considered regarding the protection and security of personal information, information-related risks are increasing, particularly for businesses like VDS’ that handle a large amount of personal data. Any breaches in the management of all client information as confidential may be imputed to the attorney customers and result in their being subject to discipline by the state and federal court and bar systems, including being fined and losing their license to practice law.

  Disruptions or security compromises of VDS’ systems could result in large expenditures to repair or replace such systems, remedy any security breaches and protect it from similar events in the future. VDS also could be exposed to negligence claims or other legal proceedings brought by its customers or their clients, and VDS could incur significant legal expenses and management’s attention may be diverted from operations in defending VDS against and resolving lawsuits or claims. In addition, if VDS were to suffer damage to its reputation as a result of any system failure or security compromise, its customers and/or their clients could choose to send fewer bankruptcy case files to VDS and/or its law firm customers.

  Further, in the event that any disruption or security compromise constituted a material breach under VDS’ standard Services Agreement, its law firm customers could terminate these agreements. In any of these cases, VDS’ revenues and profitability could be adversely affected.

  VDS’ may be required to incur additional indebtedness or raise additional capital to fund its operations and acquisitions, repay indebtedness and fund capital expenditures and this additional cash may not be available on satisfactory timing or terms or at all.

  VDS’ ability to generate cash depends to some extent on general economic, financial, legislative and regulatory conditions in the markets which VDS serves and as it relates to the industries in which it does business and other factors outside of its control. VDS derives its revenues primarily from bankruptcies. Therefore, legislation, loss mitigation, moratoria and other efforts that significantly mitigate and/or delay bankruptcies may adversely impact VDS’ ability to use cash flow from operations to fund day-to-day operations, to repay indebtedness, when due, to fund capital expenditures, to meet cash flow needs and to pursue any material expansion of its business, including through acquisitions or increased capital spending. VDS may, therefore, need to incur additional indebtedness or raise funds from the sale of additional equity. Financing, however, may not be available at all, at an acceptable cost or on acceptable terms, when needed. In addition, if VDS issues a significant amount of additional equity securities, the market price of its common stock could decline and its stockholders could suffer significant dilution of their interests in VDS.

  VDS is subject to risks relating to litigation due to the nature of its products and services which will impact operations and law firm client retention and recruitment..

  VDS may, from time to time, be subject to or named as a party in libel actions, negligence claims, and other legal proceedings in the ordinary course of business given the technical rules with which its bankruptcy processing business must comply and the strict deadlines these businesses must meet. Given that VDS is performing services for client attorneys that are regulated and governed by the State and Federal Courts, any errors or failures of negligence could be imputed to the client attorney. This could create a significant risk to the client attorney and their license to practice law in their state or before the Federal Bankruptcy Courts. Attorneys are understandably very risk averse when it comes to their license to practice law.

  VDS could incur significant legal expenses and management’s attention may be diverted from operations in defending against and resolving lawsuits or claims. An adverse resolution of any future lawsuits or claims against VDS could result in a negative perception and cause the market price of its common stock to decline or otherwise have an adverse effect on operating results and growth prospects. VDS is not currently the subject of any such lawsuits or claims.

  Further, as a result of said negligence or failures in process, timing or product, VDS could endure negative perception amongst attorneys in jurisdictions (the law firm marketplaces) and be unable to secure new and additional law firm customers for its system or result in law firm customers canceling their contracts, refusing to pay or other actions that would negatively impact the ability of VDS to continue processing bankruptcies for law firm clients. This may adversely impact VDS’ ability to use cash flow from operations to fund day-to-day operations, to repay indebtedness, when due, to fund capital expenditures, to meet cash flow needs and to pursue any material expansion of its business, including through acquisitions or increased capital spending.

  VDS relies on exclusive proprietary rights and intellectual property that may not be adequately protected under current laws, and it may encounter disputes from time to time relating to its use of intellectual property of third parties.

  VDS’ success depends in part on its ability to protect its proprietary rights. It relies on a combination of copyrights, trademarks, service marks, trade secrets, domain names and agreements to protect its proprietary rights. VDS relies on service mark and trademark protection in the United States to protect the rights to the marks “Vigilant Bankruptcy System,” and “Vigilant Legal Solutions,” as well as distinctive logos and other marks associated with its print and online publications and services. These measures may not be adequate, it may not have secured, or may not be able to secure, appropriate protections for all of its proprietary rights in the United States, or third parties may infringe upon or violate its proprietary rights. Despite its efforts to protect these rights, unauthorized third parties may attempt to use its trademarks and other proprietary rights for their similar uses. Management’s attention may be diverted by these attempts and it may need to use funds in litigation to protect proprietary rights against any infringement or violation.

  VDS may encounter disputes from time to time over rights and obligations concerning intellectual property, and it may not prevail in these disputes. Third parties may raise a claim alleging an infringement or violation of the trademarks, copyright or other proprietary rights of that third party. Some third party proprietary rights may be extremely broad, and it may not be possible for VDS to conduct its operations in such a way as to avoid those intellectual property rights. Any such claim could subject VDS to costly litigation and impose a significant strain on its financial resources and management personnel regardless of whether such claim has merit. VDS’ general liability insurance may not cover potential claims of this type adequately or at all, and VDS may be required to alter the content of its classes or pay monetary damages, which may be significant.

  THE MERGER

  This section of the information statement and the next section entitled “The Merger Agreement” describe the transactions. Although we believe that the description in this section covers the material terms of the merger and the transactions, this summary may not contain all of the information that is important to you. You should carefully read the entire information statement and the other documents we refer to or incorporate by reference in this information statement for a more complete understanding of the merger agreement and the transactions.

  General

  The Agreement and Plan of Merger provides that, as the effective time of the merger, VDS will merger with and into Clean Slate Acquisition, Inc., a wholly-owned subsidiary of Darwin and, as a result, continue in existence as the surviving corporation and a wholly-owned subsidiary of Darwin.

  In connection with the merger, Darwin will affect a reverse stock split whereby immediately prior to the effectiveness of the merger, every 1000 shares of Darwin common stock will be automatically converted into one share of Darwin common stock. There shall be no change to the par value or amount of authorized common stock. Upon the effectiveness of the merger Darwin will amend its certificate of incorporation to reflect the reverse stock split and to change its name to “Clean Slate, Inc.”.

  Also in connection with the merger, Darwin is obligated, within sixty (60) days of Closing of the merger, to file with the SEC a registration statement on Form S-1 (the “Registration Statement”), to register certain of Darwin’s securities currently outstanding, those shares offered and sold in the private placement, and those issued in connection with the merger. Moreover, on or before Closing of the merger, Darwin shall close on a private offering of its securities in which it will raise up to One Hundred Thousand Dollars ($100,000) (the “Private Placement”).

  Furthermore, upon effectiveness of the Registration Statement, Darwin shall redeem (the “Redemption”) from the Preferred Shareholders all of Darwin’s currently outstanding Series B Preferred Stock for $500,000.

  At such time as the Redemption closes, the current officers and directors of Darwin shall resign as officers and directors of Darwin and new officers and directors shall be appointed.

  Background of the Merger

  In 2007, Darwin emerged from bankruptcy (for more information about Darwin, see section entitled “Information about Darwin”) and has since operated as a shell company with minimal assets and no revenue.

  Darwin’s goal has been to realize value for shareholders through a merger, asset purchase transaction, business combination or similar transaction.

  VDS has since its inception investigated a number of sources of capitalization and funding for its business operations.

  VDS’ membership interests are not publicly trading, while Darwin’s common stock is publicly traded on the OTC Bulletin Board.

  Since June 2008 when formed, VDS believed that there is a significant, burgeoning market for its products and services. The growth of VDS, though, would require equity financing to fund operations, which require up-front working capital and the recouping of funds later in the life of the customer Service and other contracts. VDS desired to effectuate a reverse merger with a shell corporation with free trading shares in the public market to help facilitate financing of its operating business. Darwin desired to acquire an operating business with an experienced management team.

  In July/August 2010, management of Darwin and VDS held preliminary discussions regarding a business combination. Management of Darwin and VDS, held discussions over the next weeks regarding potential terms of the proposed transaction. Based on those discussions, management of Darwin and VDS and their respective counsel commenced their respective due diligence reviews and prepared drafts of a non-binding letter of intent, resulting in a non-binding letter of intent that the parties executed in August 2010. During August and September 2010, the parties and their counsel began negotiating the terms and conditions of the Merger Agreement and continued their due diligence reviews. It is anticipated that the Merger Agreement will be executed prior to December 31, 2010.

  Reasons for the Merger

  In reaching the decision to proceed with the Merger Agreement and recommend it for approval by the respective members and stockholders of VDS and Darwin, the managers and boards of directors consulted with respective management, as well as consultants and legal advisors. As discussed in greater detail below, these consultations included discussions regarding VDS’ strategic business plan, the costs and risks of executing that business plan as an independent company, its past and current business operations and financial condition, and its future prospects, the strategic rationale for the potential transaction with Darwin, and the terms and conditions of the Merger Agreement.

  In approving the Merger Agreement, the managers of VDS considered reasons why the merger should be beneficial to VDS and its members. These potential benefits included the following:

  the merger into Darwin, which is listed on the “OTC Bulletin Board” and which has a limited trading market, could provide VDS with access to a trading market which could in turn increase the liquidity of its investors’ shares and provide increased exposure for VDS within the investor community;

  the ability of the combined company to secure investor capital and financing for expansion of VDS’ business will be enhanced by having access to publicly-traded stock, which will increase the market in which VDS can secure necessary capital;

  dissenters’ rights would be available to VDS’ members under applicable state law;

  the market potential for VDS’ business;

  VDS’ success and potential in establishing its products and services;

  VDS’ financial condition;

  apart from the approval by VDS’ members, completion of the merger would not require any material consents or approvals; and

  based on VDS’ historical efforts to pursue alternative transactions and familiarity with the companies in its industry, management did not believe it would be able to complete a transaction that would provide the same or greater value to its members within a reasonable time frame.

  Darwin also considered the following additional factors:

  VDS’ success and business potential in the bankruptcy processing and legal document preparation market;

  the market potential for VDS’ business model;

  the potential ability of the combined company to secure investor capital and financing for expansion of VDS’ business;

  the historical, current and prospective financial condition, results of operations and cash flows of Darwin, taking into account the current lack of an operating business;

  Darwin’s dependence on financing from its largest shareholder to meet operating costs and the lack of commitment from that shareholder that such financing will continue, with the result that Darwin could be forced to cease operations if funds were not made available; and

  the remote likelihood that potential alternative transactions will be available to Darwin, or if available, such transactions would be acceptable to Darwin.

  The boards of Darwin and VDS also considered a number of potentially negative factors in its deliberations:

  the loss of control by Darwin stockholders over the future operations of the combined company;

  that, while the transaction is expected to be completed, there can be no assurance that all conditions to the parties’ obligations to complete the transaction would be met, and as a result, it is possible that the transaction may not be completed even if approved by the companies’ respective stockholders and members;

  that, if the transaction does not close, the parties would have significant expenses and that the respective management teams would have expended extensive efforts to attempt to complete the transaction;

  the risk that the potential benefits of the merger might not be achieved and that VDS’ cash requirements could adversely affect the operations of the combined company; and

  other risk factors described under the section entitled “Risk Factors.”

  The foregoing discussion of the information and factors discussed and considered by the respective boards of directors and managers is not meant to be exhaustive, but includes the material factors considered by the boards. In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, the boards did not find it practicable to, and did not, quantify or otherwise assign relative weight to the individual factors considered in reaching its determination. In considering the factors listed above, individual members of the boards may have given different weight to different factors. However, each board of directors and managers concluded that the potential benefits of the transaction outweighed the potential negative factors and that, overall, the proposed transaction had greater potential benefits for each of VDS and Darwin and its stockholders and members than other strategic alternatives.

  Recommendation of the Boards

  Taking into account all of the material facts, matters and information, including those described above, the board of directors of Darwin and the board of managers of VDS believe that the Merger Agreement is advisable and fair to and in the best interests of each of Darwin and VDS and their respective stockholders and members.

  No Independent Financial Advisor

  Neither Darwin nor VDS has engaged an independent financial advisor to consult on the relative advantages and disadvantages of the transactions.

  Dissenters Appraisal Rights

  Under the Florida Limited Liability Company Act, or FLLCA, VDS Members have the right to dissent from the merger and to receive payment in cash for the fair value of their Membership Interest as determined by a court, in lieu of the consideration a Member would otherwise be entitled to receive pursuant to the Merger Agreement. These rights are known as appraisal rights. Members electing to exercise appraisal rights must strictly comply with the provisions of the applicable sections of the FLLCA in order to perfect their rights. The following is intended as a brief summary of the material provisions of the Florida statutory procedures required to be followed by a VDS Member in order to dissent from the merger and perfect appraisal rights.

  This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Sections 608.4351 to 608.43592 of the FLLA. Failure to precisely follow any of the statutory procedures set forth in such sections of the FLLCA may result in a loss of a members appraisal rights.

  Under Section 608.4352, VDS members are entitled to dissent from, seek appraisal for, and obtain payment of the fair value of his or her membership interest if the Merger is consummated. For this purpose, the “fair value” of a dissenter's shares will be the value of the membership interest immediately before the effectuation of the Merger, excluding any appreciation or depreciation in anticipation of the Merger unless exclusion would be inequitable. A member who is entitled to so dissent and obtain such payment may not challenge the Merger, unless the action is unlawful or fraudulent with respect to him or VDS.

  If a member wishes to exercise his, her or its dissent and appraisal rights, the dissenting member must not vote his, her or its membership interest “For” the Merger Agreement, and must deliver a written notice of intent to demand payment before the vote is taken. VDS is then required to provide to such dissenting member a dissenter's appraisal notice in accordance with Section 608.4356. Section 608.4356 provides, among other things, that the dissenter's appraisal notice must be sent no later than 10 days after the effectuation of the appraisal event to those dissenting members who delivered their notice of intent to demand payment to VDS before the vote was taken. The merger will not be effected for a minimum of 20 days following mailing of this information statement to members of VDS. The dissenter's appraisal notice must:

  state where the demand for payment must be sent and where and when certificates, if any, for membership interests must be deposited;
  include VDS’ balance sheet as of the end of a fiscal year ending not more than 15 months before the date of the dissenter's appraisal notice, a statement of income for that year, a statement of cash flow and the latest available interim financial statements, if any;
  contain a statement of VDS’ estimate of the fair value of the membership interest and VDS’ offer to pay such estimated fair value;
  set a date by which VDS must receive the demand for payment, which may not be less than 40 nor more than 60 days after the date the notice is delivered;
  set a date by which a notice to withdraw the demand for payment must be received, which date must be by the date on which the demand for payment must be received;
  if requested in writing by the member, provide to the member so requesting within 10 days after the date on which the demand for payment must be received, the number of members and the total number of membership interest’s held by them who have returned a demand for payment by the date specified; and
  be accompanied by a copy of Sections 608.4351 to 608.43595.

  The dissenter's appraisal notice must provide for the member to state:

  their name and address;
  the number, class and series of membership interest to which they assert appraisal rights;
  that the member did not vote for the Merger;
  whether the member accepts VDS’ offer as set forth in the notice; and
  if our offer is not accepted, the member's estimated fair value of the membership interest and a demand for payment of this estimated value plus interest.

  Section 608.4356 and Section 608.4357 provide that a member to whom a dissenter's appraisal notice is sent must:

  demand payment by a date determined by VDS which may not be fewer than 40 days and not more than 60 days after receiving the dissenter’s appraisal notice, and state that the member shall have waived the right to demand appraisal unless such form is received by such specific date as determined by VDS;
  not vote, or cause or permit to be voted, any of their membership interest in favor of the Merger; and
  deposit his certificates, if any, in accordance with the terms of the notice.

  Any member who demands payment and deposits his or her certificates, loses all rights as a member, unless the member withdraws their demand by the date specified in the dissenter's appraisal notice.

  Any member who does not demand payment or deposit his, her or its certificates where required, each by the date set forth in the dissenter's appraisal notice, will not be entitled to payment for his, her or its shares under the FLLCA.

  Subject to certain exceptions, within 90 days after receipt of a demand for payment from a dissenting member, VDS will be required by Section 608.43575 to pay to the dissenter the amount that VDS estimated to be the fair value of his membership interest and accrued interest. The obligation that VDS has in this regard may be enforced by the appropriate court.

  If a dissenter believes that the amount offered by VDS pursuant to Section 608.4356 is less than the fair value of the dissenter’s membership interest, under Section 608.4358 the dissenter may, within the timeframe determined by VDS in accordance with Section 608.4356, notify VDS in writing of his or her own estimate of the fair value of the membership interest and the amount of interest due; and demand payment of such estimate and interest.

  A dissenter will be deemed to have waived his or her right to demand payment pursuant to Section 608.4358 unless the dissenter notifies VDS of his or her demand in writing within the time set forth on the dissenter's appraisal notice after VDS has made or offered payment for the membership interest.

  Under Section 608.43585, if a dissenter's demand for payment remains unsettled, VDS will be required to commence a proceeding in the appropriate court of the county where VDS’ registered office is located within 60 days after receiving the demand, and to petition the court to determine the fair value of the membership interest and accrued interest. If VDS does not commence the proceeding within the 60 day period, any dissenter may commence the proceeding in the name of VDS.

  All dissenters, whether or not residents of Florida, whose demands remain unsettled, will be named as parties to the proceeding as in an action against their membership interest. All parties must be served with a copy of the petition. Non-residents may be served by registered or certified mail or by publication as provided by Florida law.

  The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The dissenting appraisers will be entitled to the same discovery rights as parties in other civil proceedings.

  Each dissenter who is made a party to the proceeding is entitled to a judgment for the amount, if any, by which the court finds is the fair value of his or her membership interest, plus interest.

  The court in a proceeding to determine fair value is required by Florida law to determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court will assess the costs against VDS, but retains discretion to assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily or not in good faith in demanding payment.

  If a member wishes to exercise his, her or its dissent and appraisal rights, the member must first deliver to VDS (at the address set out below) a written notice of such member’s intent to demand payment under Section 608.4355, before the vote is taken; and must not vote any shares “For” the Merger Agreement. Then upon receipt of the Dissenter’s Appraisal Notice , among other things, the dissenting members must execute and return the form demanding payment within the prescribed timeframe.

  All written notices should be addressed to: VDS, 5606 PGA Boulevard, Suite 211, Palm Beach Gardens, Fl 33418. Telephone: 561-624-0036.

  In view of the complexity in asserting a dissenters’ right, a member who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.

  Any member who does not deliver a notice of intent to demand payment, abstain from voting “For” the Merger Agreement, demand payment or deposit his, her or its certificates by the date set forth in the dissenter's appraisal notice will not be entitled to payment for his, her or its shares under the Florida Limited Liability Company Act.

  As VDS only has one Member and that Member has indicated an approval of the proposed Merger Agreement, no dissenters are anticipated.

  Charter Amendments

  Prior to the effectiveness of the merger, Darwin will amend its certificate of incorporation to effect a reverse stock split whereby every 1000 shares of Darwin common stock will be automatically converted to one share of Darwin common stock.

  Upon the effectiveness of the merger, Darwin will amend its certificate of incorporation to change its name to “Clean Slate, Inc.”

  Private Placement

  Prior to the effectiveness of the merger, Darwin will seek to complete a private placement of 80,000,000 shares of its common stock for proceeds of $100,000.

  Registration of Shares

  As soon as practicable after the Merger and within sixty (60) days thereafter, Darwin shall file with the SEC a Registration Statement on Form S-1 (or any successor form thereto) to register certain of its shares of common stock (the “Registration Statement”).

  Redemption of Preferred Stock

  Upon effectiveness of the Registration Statement, Darwin shall redeem (the “Redemption”) all of its currently outstanding Series B Preferred Stock in exchange for $500,000 cash.

  Stock Options and Warrants

  There are no outstanding options and warrants to purchase VDS membership interests of the date of this information statement.

  Preferred Stock

  Subject to the Redemption, we currently have outstanding 5,000,000 shares of Series B Preferred Stock. Each share of series B preferred stock entitles the holder thereof to 1,000 votes for each share owned of record on all matters voted upon by shareholders. Additionally, the preferred stock, as a whole, have been awarded voting rights such that the voting rights of the preferred stockholders will always be equal to at least 51% of the voting rights in our securities, namely common stock and preferred stock.

  Officers and Directors

  The officers and directors of Darwin shall resign as of the effectiveness of the Redemption, and certain officers and directors of VDS shall become officers and directors of Darwin.

  Federal Securities Laws Consequences

  The shares of Darwin common stock to be issued to VDS members in the merger will be registered under the Securities Act of 1933 pursuant to the Registration Statement – not true – only Richard’s shares, my shares and the private placement shares will be registered. Also, add language that we are relying on Section 4(2) and/or Rule 506 in the merger share issuance. Until the Registration Statement is declared effective, these shares will be restricted just as the membership interests of VDS were restricted immediately prior to the merger. Stockholders may not sell their Darwin common stock acquired in the merger, except pursuant to:

  an effective registration statement under the Securities Act covering the resale of those shares;

  an exemption under Rule 145 under the Securities Act (or Rule 144 under the Securities Act, if these persons are or become affiliates of VDS); or

  any other applicable exemption under the Securities Act.

  MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

  General

  The following discussion summarizes certain material United States federal income tax consequences of the merger and the reverse stock split assuming that the merger is effected as described in the merger agreement and this information statement. The following discussion is based on currently existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury Regulations promulgated under the Code, and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences of the reverse stock split and the merger.

  The discussion set forth below does not address all U.S. federal income tax considerations that may be relevant to VDS Members and Darwin stockholders in light of their particular circumstances. In addition, this discussion does not consider the tax treatment of VDS members and Darwin stockholders that hold their VDS shares through a partnership or other pass-through entity and it does not address the tax consequences of the merger under foreign, state or local tax laws or U.S. federal estate tax laws.

  The summary is limited to taxpayers who (i) hold their VDS Membership interests as “capital assets” (generally, held for investment) and (ii) are U.S. holders for federal income tax purposes. This discussion assumes that the merger constitutes a tax-free reorganization within the meaning of Section 368(a) of the Code. However, neither Darwin nor VDS has requested nor will either request a ruling from the Internal Revenue Service or an opinion of counsel with regard to any of the tax consequences of the merger. The Internal Revenue Service may assert a contrary position, and it is possible that the Internal Revenue Service may successfully assert a contrary position in litigation or other proceedings.

  VDS Members and Darwin shareholders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the merger based on their own circumstances, as well as the effects of state, local, non-U.S. tax laws and U.S. tax laws other than income tax laws.

  Exchange of VDS Membership Interests

  Based on the assumption that the merger will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code, and subject to the limitations and qualifications set forth in this discussion, the following U.S. federal income tax consequences will result from the merger:

  a VDS member will not recognize gain or loss on the exchange of VDS Membership Interests for Darwin common stock pursuant to the merger;
  the aggregate tax basis of the shares of Darwin stock received by a VDS member in the merger will be equal to the aggregate tax basis of the VDS membership interest surrendered in exchange therefor;
  the holding period of the Darwin common stock received by a VDS Member in the merger will include the holding period of the VDS membership interest surrendered therefor; and
  VDS will recognize no gain or loss as a result of the merger.

  We cannot assure you that the conclusions contained in this discussion will not be challenged by the Internal Revenue Service or sustained by a court if challenged. If the Internal Revenue Service were to assert successfully that the merger is not a tax-free reorganization within the meaning of Section 368(a) of the Code, then each VDS Member would be required to recognize gain or loss equal to the difference between: (i) the sum of the fair market value of the Darwin common stock received in the exchange, and (ii) the member’s tax basis in the VDS membership interests surrendered therefore. In such event, a VDS member’s tax basis in the Darwin common stock received would be equal to its fair market value at the effective time of the merger, and the stockholder’s holding period for the Darwin common stock would begin on the day after the merger. The gain or loss recognized would be long-term capital gain or loss if the VDS member’s holding period for the VFD membership interest was more than one year.

  Cash Instead of Fractional Shares

  Because there will be no fractional shares transferred in the exchange of VDS membership interest for Darwin common stock, there will be no cash paid in lieu of fractional shares.

  Backup Withholding of U.S. Federal Income Tax

  A non-corporate holder of VDS membership interests may be subject to backup withholding at the then applicable rate with respect to the amount of cash, if any, received instead of fractional share interests, unless the member: (i) provides a correct taxpayer identification number (which, for an individual member, generally is the member’s social security number) and certifies that he, she or it is not subject to backup withholding on the substitute W-9 that will be included as part of the transmittal letter, or (ii) otherwise is exempt from backup withholding. Backup withholding will not apply to a VDS member who completes and signs the substitute Form W-9 that is included as part of the transmittal letter, or who otherwise proves to Darwin and its exchange agent that it is exempt from backup withholding. A VDS member who does not provide a correct taxpayer identification number may be subject to penalties imposed by the Internal Revenue Service. Backup withholding is not an additional tax and may be claimed as a credit against a VDS member’s federal income tax liability, provided that the required information is furnished to the Internal Revenue Service.

  Reporting and Record Keeping

  A VDS Member is required to retain records of the transaction, and to attach to the stockholder’s federal income tax return for the year of the merger a statement setting forth all relevant facts with respect to the non-recognition of gain or loss in the exchange. At a minimum, the statement must include: (i) the members’ tax basis in the VDS membership interest surrendered, and (ii) the fair market value, as of the time of the effective date of the merger, of the Darwin common stock received in the exchange therefore.

  The preceding discussion does not purport to be a complete analysis of all potential tax consequences of the merger that may be relevant to a particular VDS Member. VDS Members are urged to consult their own tax advisors regarding the specific tax consequences to them of the merger, including the applicability and effect of foreign, state, local and other tax laws.

  Federal Income Tax Consequences of the Reverse Stock Split and Merger to Darwin Stockholders

  No gain or loss will be recognized by a Darwin stockholder upon his or her exchange of Darwin common stock pursuant to the reverse stock split (except in the case of the portion of whole shares attributable to the rounding up of fractional shares, as discussed herein). A Darwin stockholder's tax basis in the shares received as a result of the reverse split will be equal, in the aggregate, to his or her basis in the Darwin common stock exchanged, increased by the income or gain attributable to the rounding up of fractional shares, as described herein. New Darwin common stock attributable to the rounding up of fractional shares to the nearest whole number of shares will be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such Darwin stockholders generally will recognize ordinary income to the extent of earnings and profits of Darwin allocated to the portion of each whole share attributable to the rounding up process. If Darwin has no earnings and profits, the amount deemed distributed will be treated as a return of basis, and the remainder of the amount deemed distributed, if any, will be treated as gain from the sale of property. The Darwin stockholder's holding period for the Darwin common stock will include the period during which he or she held the pre-split shares surrendered in the reverse split. The portion of the Darwin common stock received by a Darwin stockholder that is attributable to rounding up for fractional shares will have a holding period commencing on the effective date of the reverse split. The reverse split would constitute a reorganization within the meaning of Section 368(1)(E) of the Internal Revenue Code of 1986, as amended, and Darwin will not recognize any gain or loss as a result of the reverse split.

  We expect that there will be no material federal income tax consequences of the merger on Darwin stockholders.

  This discussion regarding the tax consequence of the reverse stock split and merger are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the reverse stock split and merger may vary significantly as to each stockholder, depending upon the state in which he or she resides.

  The preceding discussion does not purport to be a complete analysis of all potential tax consequences of the reverse stock split and merger that may be relevant to a particular Darwin stockholder. Holders of Darwin common stock are urged to consult their own tax advisors regarding the specific tax consequences to them of the reverse stock split and merger, including the applicability and effect of foreign, state, local and other tax laws.

  Accounting Treatment

  It is anticipated that the merger will be treated as a recapitalization of VDS under generally accepted accounting principles. Darwin will consolidate the operating results of VDS with those of its own, beginning as of the date the parties complete the merger.

  THE MERGER AGREEMENT

  This section is a summary of the material terms and provisions of the proposed Agreement and Plan of Merger (the “Merger Agreement”), copies of which are incorporated by reference and attached as Exhibit C to this information statement. The following description is not intended to be a complete description of all the terms of the merger agreement. You should refer to the full text of the merger agreement for details of the merger and the terms and conditions of the merger agreement. Although the Merger Agreement has not yet been executed, it is believed that the substantive provisions on the attached Exhibit C will remain unchanged. Darwin encourages you to carefully read the complete merger agreement for the precise legal terms of the merger agreement and other information that may be important to you.

  The Merger

  Pursuant to the Merger Agreement, VDS shall, at the Closing merge with and into Clean Slate Acquisition, Inc., a wholly owned subsidiary of Darwin (“Merger Sub”), with Merger Sub being the surviving corporation and Darwin’s wholly-owned subsidiary. Each membership interest of VDS outstanding immediately prior to the effective time of the merger will be converted into shares of Darwin’s Common Stock.

  Simultaneously with the Closing, Darwin shall: (a) change its name to Clean Slate, Inc., (b) complete a 1:1000 reverse split of its pre-Merger common stock, (c) close on a private offering of its securities in which it will raise up to One Hundred Thousand Dollars ($100,000), and (d) issue shares of its common stock to certain third parties and consultants.

  At the Closing, Merger Sub shall employ Scott Forgey as its CEO. Mr. Forgey will not receive compensation, nor be entitled to receive compensation, from Darwin, but shall be subject to an employment agreement.

  As soon as practicable after the Closing, Darwin shall file with the SEC a registration statement on Form S-1 to register certain shares of its common stock. Upon effectiveness of the Form S-1, Darwin shall redeem (the “Redemption”) from the Preferred Shareholders all of Darwin’s currently outstanding Series B Preferred Stock. The purchase price shall be: (a) $500,000 cash 1. At such time as the Redemption closes, then the current officers and directors of Darwin shall resign as officers and directors of Darwin and the directors and officers of VDS, or their designees, shall become officers and directors of Darwin.

  Option to Purchase VDS

  Seek Foundation Inc. and Sage Associates LLC entered into a Stock Purchase Agreement, pursuant to which Seek has the option to purchase from Sage all of Sage’s ownership interest in VDS. Prior to Closing, Seek and Sage shall terminate such Option and this Merger Agreement shall be the sole Agreement in place as to the acquisition of VDS such that the parties hereto can consummate the Merger as contemplated herein.

  The Exchange Ratio and Treatment of Securities

  At the Closing of the Merger, the Membership Interests outstanding immediately prior to the Merger, together with associated VDS persons (other than any Membership Interests that are Dissenting Interests) shall be converted into the right to receive an aggregate of 369,000,000 shares of Darwin Common Stock.

  Representations and Warranties of Darwin and VDS

  The merger agreement contains customary representations and warranties on behalf of VDS, the merger subsidiary and Darwin relating to, among other things:

  corporate organization and qualification;

  capitalization;

  corporate power and authority;

  absence of conflicts and required filings and consents;

  Darwin SEC filings and reports;

  financial statements;

  absence of material adverse changes;

  litigation and liabilities;

  compliance with laws;

  brokers;

  taxes;

  securities trading markets;

  books and records; and

  contracts.

  The representations and warranties in the merger agreement are complicated and not easily summarized. You should carefully read the sections of the merger agreement entitled “Representations and Warranties of the Company” and “Representations and Warranties of Darwin and Merger Sub.”

  Directors and Officers

  At such time as the Redemption closes, then the current officers and directors of Darwin shall resign as officers and directors of Darwin and the directors and officers of VDS, or their designees, shall become officers and directors of Darwin. However, at the Closing of the Merger, Scott Forgey shall join the board of directors.

  Fees and Expenses

  Each party shall be responsible for all of its expenses incurred in connection with the preparation, execution, and performance of the Merger Agreement and the transactions contemplated herein.

  INFORMATION ABOUT VDS

  For purposes of this section entitled “Information About VDS” only, all references to “we,” “us,” or “our” or “VDS” refers to VDS prior to the effectiveness of the Merger.

  Business of VDS

  Vigilant Document Services, LLC, (d/b/a Vigilant Legal Solutions) (“VDS”), is a limited liability company organized in the State of Florida on June 13, 2008. It is a legal document preparation company with a system for the practice of bankruptcy law, law firm management and the marketing, management and processing of bankruptcy cases in high volume. It has also developed a support system for obtaining information necessary for the preparation of documentation and pleadings necessary for initiating and completing such bankruptcy cases. Both systems are marketed and sold to law firms specializing in bankruptcy law. VDS’ website address is www.vigilantlegalsolutions.com.

  VDS executes a service agreement (“Services Agreement”) with each law firm desiring to manage a bankruptcy law practice. Under the terms of the Services Agreement, VDS will customize various documents, forms and programs such as training, coaching and software set up.

  Market

  VDS believes that attorneys and law firms are increasingly looking for opportunities to outsource non-legal functions so that they can focus their efforts on the practice of law. Law firms are under intense pressure to increase efficiency and restrain costs while fulfilling the growing demands of clients. VDS further believes that outsourcing has become an increasingly attractive choice for law firms as they identify functions outside of their core competency of practicing law that can be performed by non-attorneys and, in turn, help manage their costs and give them the capacity to serve their clients. Increasing case volumes and rising client expectations provide an opportunity for bankruptcy processors that provide efficient and effective services on a timely basis.

  VDS believes that business and personal bankruptcies are increasing primarily as a result of the high unemployment rate and the number of homeowners who owe more on their mortgages than their home is worth due to deterioration in the residential real estate markets, as well as the re-setting of interest rates on adjustable rate mortgages. Further compounding these trends is the slowing of demand in the residential real estate market in many regions of the United States, which makes it more difficult for borrowers in distress to sell their homes, along with tighter credit requirements for new loan products. The increased volume of bankruptcies has created additional demand for bankruptcy processing services and has served as a growth catalyst for the bankruptcy processing market.

  The Vigilant Bankruptcy System

  Pursuant to a Services Agreements with its law firm customers, VDS is the exclusive provider to its law firm customers of bankruptcy and other related processing services for corporate and personal (consumer) bankruptcies. These contracts vary in duration and provide for the exclusive referral to VDS of work related to bankruptcy case files handled by each law firm. All of VDS’ customers pay a fixed fee per file (plus adjustments) based on the type of file that VDS services. After a VDS customer receives a bankruptcy file, it begins to use VDS to process the file.

  The procedures surrounding the bankruptcy process involve numerous steps, each of which must adhere to strict statutory guidelines and all of which are overseen by attorneys at our law firm customers. VDS assists these customers with processing bankruptcies, including data entry, supervised document preparation and other non-legal processes.

  More specifically, after the law firm is engaged by the bankruptcy candidate as its legal counsel, VDS’ implements its Bankruptcy System by assigning paralegals to the matter who, in turn, assemble the information, documents and fees in order to prepare the bankruptcy Petition. After the Petition is filed, the VDS team completes the post filing work, including preparing the law firm and client for the 341 hearing and any plan in a Chapter 13.

  Upon execution of the Services Agreement, a VDS law firm client is provided with the “Vigilant in a Box” total practice solution. VDS schedules a number of sessions to fully set up and implement the Vigilant practice solution which includes training and support on “BestCase” bankruptcy software (which our clients must purchase and maintain separately). VDS trains both the attorneys and the support staff in all the critical competencies and use of the system and the operation of a bankruptcy practice. Then VDS provides manuals for attorneys, support staff, marketing and other documentation needed to manage communication with ease.

  In addition, VDS provides to its clients a professional and comprehensive Marketing Manual as a means to increase a client’s bankruptcy client base. The marketing training and structures are enhanced by the training and development sessions provided by VDS’ expert staff.

  VDS paralegals are assigned to a law firm client, who then go to work to discover and document the client’s preferences with document preparation, client management and easiest methods of communication with law firm principals and staff. VDS senior paralegals double-check all work for accuracy and completion. The VDS Paralegals are very well educated in the fundamentals of bankruptcy law and process. They are trained to identify any issues as they arise and immediately communicate them to the attorney. Any time a bankruptcy client asks a question that requires legal advice; the VDS paralegal will refer the question to the law firm client, thus avoiding the practice of law. VDS provides qualified bankruptcy paralegals, none of whom provide legal advice.

  VDS’ bankruptcy paralegals make the first phone and email contact with the bankruptcy client after authorization from the law firm client. The paralegal shepherds them through the pre-filing process, making sure the information, documents and fees arrive at the law firm client’s office.

  VDS’ paralegals are experts in the area of creating bankruptcy petitions with great customer care. They undergo meticulous training in gathering all of the information and documents needed to create complete Petitions to each attorney’s exacting standards and preferences. Moreover, they interact with the client to create a warm and safe experience, easing the client’s burden and worries as much as possible. This translates into many fewer calls to the office for support and hand-holding. Also, they encourage referrals to the attorney at the appropriate times.

  Fees.

  Under the Services Agreement with VDS’ law firm customers, VDS is entitled to receive a fee when its law firm customer directs us to begin processing a bankruptcy case file, with the amount of such fixed fee being based upon the type of file or Petition, Chapter 7 or Chapter 13. The balance of the fee is due when the Petition is completed and is ready for filing. Additional fees are due to VDS for expedited or emergency filings, particularly tough or extensive “business” Petitions or in other difficult cases.

  Technology.

  VDS utilizes the “BestCase” software system that stores, manages and reports on the large amount of data associated with each bankruptcy case file serviced by VDS. Under the system, each case file is scanned, stored and tracked digitally, thereby improving record keeping. The system also provide VDS with real-time information regarding the status of case files. VDS is constantly working to improve the functionality of its proprietary case management systems and other related IT productivity tools to meet the needs of our customers.

  VDS’ proprietary case management system known as the “Vigilant Bankruptcy System” is critical to its bankruptcy processing service business because it enables it to efficiently and timely service a large number of bankruptcy related case files. Similarly, VDS relies on its web sites and email notification systems to provide timely, relevant and dependable business and bankruptcy information to its law firm customers. Therefore, network or system shutdowns caused by events such as computer hacking, dissemination of computer viruses, worms and other destructive or disruptive software, denial of service attacks and other malicious activity, as well as power outages, natural disasters and similar events, could have an adverse impact on operations, customer satisfaction and revenues due to degradation of service, service disruption or damage to equipment and data.

  VDS’ success depends in part on its ability to protect its proprietary rights. It relies on a combination of copyrights, trademarks, service marks, trade secrets, domain names and agreements to protect its proprietary rights. VDS relies on service mark and trademark protection in the United States to protect the rights to the marks “Vigilant Bankruptcy System,” and “Vigilant Legal Solutions,” as well as distinctive logos and other marks associated with its print and online publications and services. These measures may not be adequate, it may not have secured, or may not be able to secure, appropriate protections for all of its proprietary rights in the United States, or third parties may infringe upon or violate its proprietary rights. Despite its efforts to protect these rights, unauthorized third parties may attempt to use its trademarks and other proprietary rights for their similar uses. Management’s attention may be diverted by these attempts and it may need to use funds in litigation to protect proprietary rights against any infringement or violation.

  Regulations.

  Each state has adopted laws, regulations and codes of ethics that provide for the licensure of attorneys, which grants attorneys the exclusive right to practice law and places restrictions upon the activities of licensed attorneys. The boundaries of the “practice of law,” however, are indistinct, vary from one state to another and are the product of complex interactions among state law, bar associations and constitutional law formulated by the U.S. Supreme Court. Many states define the practice of law to include the giving of advice and opinions regarding another person’s legal rights, the preparation of legal documents or the preparation of court documents for another person. In addition, all states and the American Bar Association prohibit attorneys from sharing fees for legal services with non-attorneys.

  Pursuant to VDS’ standard Services Agreement with its law firm customers, it provides bankruptcy processing services to law firms including procedural and technical advice to attorneys to enable them to prosecute bankruptcy matters on behalf of their clients that comply with court rules. Current laws, regulations and codes of ethics related to the practice of law pose the following principal risks: (i) state or local bar associations, state or local prosecutors or other persons may challenge VDS’ services as constituting the unauthorized practice of law, (ii) VDS’ standard Services Agreement could be deemed to be unenforceable if a court were to determine that such agreements constituted an impermissible fee sharing arrangement between VDS and its law firm customer; and (iii) applicable laws, regulations and codes of ethics, including their interpretation and enforcement, could change in a manner that restricts VDS’ operations.

  Management’s Discussion And Analysis.

  Results Of Operations For Six Months Ended June 30, 2010 And 2009

  Revenues

  Revenues for the six months ended June 30, 2010 were $31,635 compared to $36,575 for the six months ended June 30, 2009; a decrease of $4940.

  Operating Expenses

  Operating expenses for the six months ended June 30, 2010 were $28,471 compared to $34,524 for the six months ended June 30, 2009; a decrease of $6053.

  Net Income From Operations

  Net income from operations for the six months ended June 30, 2010 was $3164 compared to $2051 for the six months ended June 30, 2009. The increase in net income is directly attributable to the decrease in operating expenses described above.

  Liquidity And Capital Resources

  As of June 30, 2010, we had (i) a working capital deficit and members’ deficit of $7,782, (ii) cash on hand of $2624, (iii) accounts receivable of $3175 and (iv) total liabilities of $13,581, all of which is a related party payable.

  Results Of Operations For Years Ended December 31, 2009 And 2008

  Revenues

  Revenues for the year ended December 31, 2009 were $72,540 compared to $17,900 for the period from June 13, 2008 (inception) to December 31, 2008.

  Operating Expenses

  Operating expenses for the year ended December 31, 2009 were $89,708 compared to $12,178 for the period from June 13, 2008 (inception) to December 31, 2008; an increase of $77,530.

  Net Income From Operations

  Net income from operations for the year ended December 31, 2009 was $3164 compared to $2051 for the period from June 13, 2008 (inception) to December 31, 2008. The increase in net income is directly attributable to the decrease in operating expenses described above.

  Off-Balance Sheet Arrangements - None

  Controls and Procedures - At this time, we plan to use the controls and procedures used by Darwin and to implement changes after consummation of the proposed merger.

  Critical Accounting Policies and Estimates

  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

  Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from estimates.

  Revenue Recognition. The Company followed the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin No. 104 for revenue recognition. The Company records revenue when all of the following have occurred; (1) persuasive evidence of an arrangement exists, (2) product delivery has occurred, (3) the sales price to the customer is fixed or determinable, and (4) collectability is reasonably assured.

  The Company executes a service agreement with each law firm desiring to manage a bankruptcy law practice. Under the terms of the agreement, the Company customizes various deliverables such as training, coaching and software set up. The deliverables are completed in advance of the Company billing for services rendered. The Company is not required to provide any additional support after the deliverables have been provided. There is no right of return associated with the sale of these services.

  Recent Accounting Pronouncements

  In January 2010, the Financial Accounting Standards Board ("FASB") issued updated guidance to amend the disclosure requirements related to recurring and nonrecurring fair value measurements. This update requires new disclosures on significant transfers of assets and liabilities between Level 1 and Level 2 of the fair value hierarchy (including the reasons for these transfers) and the reasons for any transfers in or out of Level 3. This update also requires a reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition to these new disclosure requirements, this update clarifies certain existing disclosure requirements. For example, this update clarifies that reporting entities are required to provide fair value measurement disclosures for each class of assets and liabilities rather than each major category of assets and liabilities. This update also clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. This update will become effective for the Company with the interim and annual reporting period beginning January 1, 2010, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will become effective for the Company with the interim and annual reporting period beginning January 1, 2011. The Company will not be required to provide the amended disclosures for any previous periods presented for comparative purposes. Other than requiring additional disclosures, adoption of this update will not have a material effect on the Company's consolidated financial statements.

  Directors, Executive Officers And Corporate Governance.

  Our current officers and managers are listed below. Each of our managers will serve for one year or until their respective successors are elected and qualified. Our officers serve at the pleasure of the board of managers.

Name	Age	Position
Scott Forgey	48	CEO

  Scott Forgey

  CEO Designate, Clean Slate; CEO VDS; Founder and CEO Vigilant Legal Solutions; developer of the Vigilant B2B product.

  Bachelor of Arts in Political Science and Philosophy from DePauw University and Juris Doctor from Indiana University, 1987.

  Filed more than 3,000 bankruptcies and built a million dollar consumer law practice using the technologies and methodologies now embedded within the VDS system.

  Senior Consultant and Faculty member for Landmark Education. Has led training for more than 50,000 individuals across the globe in both corporate and individual transformational initiatives.

  Recognized expert in the design and development of programs that alter the context and discourse of an environment resulting in new levels of performance.

  Accomplished international executive coach and business consultant championing human performance to achieve extraordinary results.

  Frequent speaker on productivity and performance management for corporations, professional firms and small business.

  In addition, following the merger, the following individuals will serve in a to be determined executive position:

  David Evans – Interim CTO designate, currently Director of Risk and Quality Management for ProTeq 31 LLC, a Ventures 08 LLC subsidiary.
  Executive MBA-Global degree from the joint London Business School (UK) and Columbia Business School program (US); BSc, Economics, the Wharton School of the University of Pennsylvania. Financial Industry Regulatory Authority securities license.
  David co-developed KPMG’s Center for Leadership Development’s Asset Management training curriculum in Montvale, NJ. Curriculum was awarded Continuing Professional Education credits by the American Institute of Certified Public Accountants.

  David has led Systems Integration and iterative development projects for full Systems Development Life Cycle projects at Bayview Financial, American Association of State Highway and Transportation Officials, and Andersen Consulting. David has also led several Enterprise Resource Planning system implementations including ERP systems for: New York City School Construction Authority, KPMG LLC, MicroWarehouse Inc., Crédit Suisse, and Reed Elsevier PLC.

  Nonexecutive Directors

  Robert S. Goldman

  Managing Partner Ventures 08 LLC

  Bachelor of Science, Economics from the Wharton School of the University of Pennsylvania; listed in Who's Who in Finance & Industry and Who's Who in the World. Certified Management Consultant, and executive member of the American Institute of Industrial Engineers. Service with the US Army Adjutant General Corps, then various senior positions in industry and commerce;

  Merck Sharp & Dohme Division in 1959 as Manager of Industrial Engineering, then Chief Industrial Engineer, Chemical Division. RCA as Director of Computer Systems and Programming; Rhinegold Breweries as Director of Management Controls responsible for Computer and Financial Management Systems. Xerox in 1968 as Associate Director of Computer Systems & Procedures at its Education Division, a six-unit, and $300 Million operation. Senior management responsibility for the turnaround of Xerox’s publishing unit, RR Bowker & Co.

  Coopers & Lybrand, in 1972 (now PriceWaterhouseCoopers, PwC), Partner of the Operations Management Consulting Practice for the Eastern Region, also the firm's Director of Internal Executive Search.

  RSG Associates, a Venture Capital firm since 1980, as President and CEO where Bob founded, and/or funded and served on the boards of companies in the Telecommunications, Hospitality, Real Estate Development, Professional Sports, and Financial Services field.

  All executive officers are elected by the Board and hold office until the next Annual Meeting of stockholders and until their successors are elected and qualify.

  Executive Compensation

  Compensation.

  The following table sets forth compensation awarded to, earned by or paid to our Chief Executive Officer and the four other most highly compensated executive officers for the years ended December 31, 2009 and 2008 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Scott Forgey, CEO	2009	0	0	0	0	0	0	$15,600	$15,600
	2008	0	0	0	0	0	0	$1,800	$1,800
	2009
	2008

  Employment Contracts

  We do have an employment contract with Scott Forgey, which agreement shall be terminated upon closing of the Merger.

  We have made no Long Term Compensation payouts.

  Our directors do not receive compensation for their attendance at meetings of the board of directors.

  All of our officers and/or directors will continue to be active in other companies. All officers and directors have retained the right to conduct their own independent business interests.

  Security Ownership Of Certain Beneficial Owners And Management And Related Stockholder Matters.

  The following table and the notes thereto set forth information, as of October 31, 2010 (except as otherwise set forth herein), concerning beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of membership interests by: (i) each manager of VDS, (ii) each executive officer (iii) all executive officers and managers as a group, and (iv) each holder of 5% or more of VDS’ outstanding membership interests.

Name and Address of Beneficial Owner	Membership Interests Beneficially Owned(1)	Percentage of Membership Interests Outstanding(2)
Sage Associates, Inc. Scott Forgey 5606 PGA Boulevard, Suite 211 Palm Beach Gardens, FL 33418	1,000	100%

Officers and managers as a group ( 1 people)

(1)	Beneficial ownership of each person is shown as calculated in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, which includes all securities that the person, directly, or indirectly through an contract, arrangement, understanding, relationship or otherwise has or shares voting power which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose, or direct the disposition of such security.

(2)	Based on 1000 membership interests units outstanding as of October 31, 2010.

  Certain Relationships And Related Transactions, And Director Independence.

  Other than the transactions discussed below, VDS have not entered into any transaction nor are there any proposed transactions in which any of our founders, directors, executive officers, managers, members or any members of the immediate family of any of the foregoing had or is to have a direct or indirect material interest.

  During the period from June 13, 2008 (inception) to December 31, 2008, VDS executed notes payable with its officers totaling $230. These advances are non-interest bearing, unsecured and due on demand.

  During the year ended December 31, 2009, VDS executed notes payable with its officers totaling $51,395. These advances are non-interest bearing, unsecured and due on demand. During 2009, VDS repaid $37,866 of these advances. During the six months ended June 30, 2010, VDS repaid $179 of these advances.

  Description of VDS Membership Interests.

  Owners of VDS’ Membership Interests (hereinafter sometimes referred to as “Units”) entitle the owner to certain financial rights, such as the right to the distributions that may be made with respect to the Units. A member of is also entitled to certain other rights, such as the right to vote at member meetings. The rights of holders of Units are provided in VDS’ amended Articles of Organization and its Operating Company Agreement, as amended.

  Authorized and Outstanding Units

  VDS has One thousand Units issued and outstanding. Its board of managers has, with member approval, the authority to create subsequent classes of Units and to establish the powers, preferences, rights, qualifications, limitations or restrictions of the additional classes. There are no limits on the authority of the Board to issue Units in any existing or newly created class of Units at the price and on the terms and conditions determined by the Board.

  Summary of Member and Unit Holder Rights.

  Membership entitles a holder of Units to vote on matters submitted for consideration of VDS’ members and to enjoy certain other non-financial rights such as the right to review certain information concerning our business and records. All holders of Units are entitled to the financial or economic rights associated with the Units.

  Each Unit represents an ownership interest in VDS’ capital, profits, losses and distributions, the financial interests represented by the Units. Units will be allocated a pro rata share of VDS’ profits and losses, will be entitled to distributions declared by its Board on a pro rata basis and to participate in distributions of assets in the event of its dissolution or liquidation.

  Voting Rights

  Each member which is a holder of Units is entitled to one vote for each Unit held. Members will vote by class and shall take action by the affirmative vote of a majority of the voting power of each class authorized to vote unless otherwise provided in connection with the establishment of future classes of Units. Voting at meetings of members is either in person or, if authorized by the board of managers, by ballot (such as by mail or electronic ballot) or by proxy. Cumulative voting for managers is not allowed. Non-member Unit holders have no voting rights.

  Capital Contributions and Initial Capital Accounts

  The capital accounts of holders Units will be increased according to the share of VDS’ profits and other applicable items of income or gain properly allocable to the Unit holders in accordance with the special allocation rules described below. In addition, the capital accounts of holders of Units will be increased in an amount equal to any liabilities that are assumed by those Unit holders or secured by any property which VDS may distribute to those Unit holders. These capital accounts will be decreased for the allocable share of losses and other applicable items of expense or loss specially allocated to the Units in accordance with the special allocation rules. VDS will also decrease these capital accounts in amounts equal to the value of any property which we distribute with respect to the Units.

  Allocation of Profits and Losses

  Profits allocated to a Unit holder increase the Unit holder’s capital account while allocated losses decrease the Unit holder’s capital account. Because distributions of cash or property to the Unit holders upon liquidation are based on capital account balances, profit and loss allocations directly affect each Unit holder’s eventual entitlement to distributions. Except for those distributions upon liquidation, Unit holders will have no right to be paid with respect to their capital accounts.

  Except as otherwise provided for special allocations and changes in Unit ownership that occur during a fiscal year, profits and losses for each fiscal year initially will be allocated among the Unit holders in proportion to the number of Units held by each Unit holder.

  INFORMATION ABOUT DARWIN

  For purposes of this section entitled “Information About Darwin” only, all references to “we,” “us,” or “our” or “Darwin” refers to Darwin Resources, Inc. prior to the effectiveness of the Merger.

  Description of Business

  Darwin Resources, Inc. was originally incorporated on June 24, 1993 in the State of Florida as Vitech America, Inc. On September 28, 2007, Vitech America, Inc. merged with Darwin Resources, Inc., so as to effect a redomicile to Delaware and a name change to Darwin Resources, Inc. The company was originally engaged as a manufacturer and distributor of computer equipment in Brazil.

  On August 17, 2001, Darwin filed a voluntary Chapter 7 petition under the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Florida (case no. 01-18857). As a result of the filing, all of our properties were transferred to a United States Trustee and we terminated all business operations. The Bankruptcy Trustee disposed of all our assets. On March 14, 2007 the Chapter 7 bankruptcy was closed by the U.S. Bankruptcy Court Southern District of Florida.

  On June 21, 2007, pursuant to its Order Granting the “plaintiff’s motion for acceptance of receiver’s report and release of receiver” (the “Order”) and to close the case, Brian Goldenberg was released as Receiver of the company.  In accordance with the Order, Mr. Goldenberg appointed Mark Rentschler as our interim Director and President.

  On May 15, 2007, Mr. Rentschler paid an estimated $50,000 worth of expenses on our behalf.  We reimbursed Mr. Rentschler with shares of our common stock. We used these funds to pay the costs and expenses necessary to revive our business operations. Such expenses included, without limitation, fees to reinstate our corporate charter with the state of Florida; payment of all past due franchise taxes; settling all past due accounts with our transfer agent; accounting and legal fees; and costs associated with bringing us current with our filings with the Securities and Exchange Commission, etc.

  On June 28, 2007, in accordance with the Order and in lieu of repayment of Mr. Rentschler’s capital contribution, we issued to Dawning Street Corporation (“DSC”) 5,000,000 shares of our newly created Series B Preferred Stock. On May 1, 2010, Richard Astrom was the managing director of DSC. The preferred stock carried voting rights which effectively made DCS the holder of approximately 99% of the voting rights of our outstanding common and preferred stock.  The voting rights also provided that in no event will the preferred stock voting rights consist of less than 51% of the total voting rights in our outstanding common and preferred stock.

  On September 28, 2007, we redomiciled to Delaware and changed our name to Darwin Resources, Inc. Since then we have been a shell company seeking to effect a merger, acquisition or other business combination with an operating company. On June 30, 2008, our trading symbol was changed to “DRWN” and our common stock is currently quoted for trading on the FINRA OTC Bulletin Board.

  On October 14, 2008, our registration statement filed with the SEC on Form 10 became effective. Accordingly, we resumed the filing of reporting documentation in an effort to maximize shareholder value. Our best use and primary attraction as a merger partner or acquisition vehicle is our status as a reporting public company.

  Merger with Vigilant Document Services, LLC

  As set forth in this Information Statement, we have approved a 1 for 1000 reverse split of our outstanding common stock and have authorized a corporate name change to “Clean Slate, Inc.”. These corporate actions have been approved by our Board of Directors in contemplation of a proposed reverse merger transaction with Vigilant Document Services, LLC (“VDS”). Darwin and VDS anticipate entering into and completing the reverse merger transaction by December 31, 2010, although the parties have not entered into a definitive merger agreement as of the date of this Information Statement. The proposed principal terms of the reverse merger transaction are described in this Information Statement. The effectiveness of the corporate actions is conditioned on Darwin and VDS entering into a definitive agreement and consummating a reverse merger transaction by December 31, 2010; if these events do not occur, then the reverse stock split and the name change will not occur.

  MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009

  The following discussions should be read in conjunction with our audited financial statements and related notes included in our Annual Report on Form 10-K for the year ended December 31, 2009. Our year ends on December 31, and each of our quarters end on the final day of a calendar quarter (March 31, June 30, and September 30). The following discussions contain forward-looking statements. Please see Cautionary Statement Regarding Forward-Looking Statements and Risk Factors for a discussion of uncertainties, risks and assumptions associated with these statements.

  Cautionary Statement Regarding Forward-Looking Statements

  Historical results and trends should not be taken as indicative of future operations. Our statements contained in this report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, of the Exchange Act. Actual results may differ materially from those included in the forward-looking statements. We intend these forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements, which are based on our assumptions and describe future plans, strategies and expectations for ourselves, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “prospects,” or similar expressions. Our ability to predict results or the actual effect of our future plans or strategies is inherently uncertain.

  Factors which could have a material adverse affect on our operations and our future prospects on a consolidated basis include, without limitation, the following:

  possible or assumed future results of operations;
  future revenue and earnings;
  business and growth strategies;
  the uncertainty of general business and economic conditions; and
  those described under Risk Factors.

  These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning us and our business, including additional factors that could materially affect our financial results, is included herein and in our other filings with the SEC.

  Results Of Operations For Six Months Ended June 30, 2010 And 2009

  Revenues

  Revenues were $0 for the six months ended June 30, 2010 and June 30, 2009.

  Operating Expenses

  Operating expenses for the six months ended June 30, 2010 were $54,180 compared to $43,716 for the six months ended June 30, 2009. Operating expenses were comparable and included board compensation and consulting fees, among other expenses. The lack of significant expenses during each period is attributed to the lack of and activity related to prospective merger or acquisition candidates.

  Loss From Operations

  Loss from operations for the six months ended June 30, 2010 was $54,180 as compared to $43,716 for the six months ended June 30, 2009. The increase in net loss is directly attributable to the increase in operating expenses described above.

  Liquidity And Capital Resources

  We plan to satisfy our cash requirements for the next 12 months by borrowing from affiliated companies or directly from our officers and directors and we believe we can satisfy our cash requirements so long as we are able to obtain financing from these affiliated companies. We currently expect that money borrowed will be used during the next 12 months to satisfy our operating costs, professional fees and for general corporate purposes. We have also been exploring alternative financing sources.

  We will use our limited personnel and financial resources in connection with seeking new business opportunities, including seeking an acquisition or merger with an operating company. It may be expected that entering into a new business opportunity or business combination will involve the issuance of a substantial number of restricted shares of common stock. If such additional restricted shares of common stock are issued, our shareholders will experience a dilution in their ownership interest. If a substantial number of restricted shares are issued in connection with a business combination, a change in control may be expected to occur.

  As of June 30, 2010, the Company had current assets consisting of cash and cash equivalents in the amount of $315. As of June 30, 2010, the Company had current liabilities consisting of related party payables and accrued expenses of $239,335 and $29,781, respectively.

  In connection with the plan to seek new business opportunities and/or effecting a business combination, we may determine to seek to raise funds from the sale of restricted stock or debt securities. We have no agreements to issue any debt or equity securities and cannot predict whether equity or debt financing will become available at acceptable terms, if at all.

  There are no limitations in our certificate of incorporation restricting our ability to borrow funds or raise funds through the issuance of restricted common stock to effect a business combination. Our limited resources and lack of recent operating history may make it difficult to borrow funds or raise capital. Such inability to borrow funds or raise funds through the issuance of restricted common stock required to effect or facilitate a business combination may have a material adverse effect on our financial condition and future prospects, including the ability to complete a business combination. To the extent that debt financing ultimately proves to be available, any borrowing will subject us to various risks traditionally associated with indebtedness, including the risks of interest rate fluctuations and insufficiency of cash flow to pay principal and interest, including debt of an acquired business.

  Material Trends And Uncertainties

  We are a development stage company. Should our cash flow shortfalls continue, and should we be unsuccessful in raising capital, it will have an adverse impact on our business, which in turn will have an adverse impact on our financial condition and results of operations. While we are actively assessing our cash flow needs and pursuing multiple avenues of financing and cash flow generation, there can be no assurance that our activities will be successful. If our fundraising efforts are not successful, it is likely that we will not be able to meet our obligations as they come due.

  MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

  Going Concern

  We have received a report from our independent registered public accounting firm for our year ended December 31, 2009 containing an explanatory paragraph that describes the uncertainty regarding our ability to continue as a going concern.  The Company continues to incur expenses as a result of being a public company and also during its search for a merger candidate. The ability of the Company to operate as a going concern depends upon its ability to obtain outside sources of working capital and/or generate positive cash flow from operations. Management is aware of these requirements and is undertaking specific measures to address these liquidity concerns. Specifically, the Company has refocused its efforts on suitable merger candidates. The Company believes its outlook is promising and in particular that internal cash flows will improve and sources of external financing will continue to be available upon demand. Notwithstanding the foregoing, there can be no assurance that the Company will be successful in obtaining such financing, that it will have sufficient funds to execute its business plan or that it will generate positive operating results. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

  Historically, the Company has a working capital deficiency of approximately $220,000 and $130,000 as of December 31, 2009 and 2008, respectively, has had net losses of $89,735, $76,738 and $270,011 for the years ended December 31, 2009 and 2008 and for the period June 21, 2007 (date of Inception) through December 31, 2009., respectively, and has an accumulated deficit of approximately $270,000 and $180,000 as of December 31, 2009 and 2008, respectively. These factors raise substantial doubt about our ability to continue as a going concern.

  Results Of Operations For Years Ended December 31, 2009 And 2008

  Revenues

  Revenues were $0 for the fiscal year ended December 31, 2009 and December 31, 2008.

  Operating Expenses

  Operating expenses excluding the cost of revenues for the fiscal year ended December 31, 2009 were $87,754 compared to $74,336 for the year ended December 31, 2008. This 18% increase in operating expenses was the result of professional fees and an increase of administrative costs attributed to negotiations and activity related to prospective merger or acquisition candidate.

  (Loss) From Operations

  Loss from operations for the year ended December 31, 2009 was $89,735 as compared to $76,738 for the year ended December 31, 2008. The increase in net loss is directly attributable to the increase in operating expenses described above.

  Net Income (Loss) Applicable to Common Stock

  Net loss applicable to Common Stock was $89,735 for the fiscal year ended December 31, 2009 compared to net loss of $76,738 for the year ended December 31, 2008. Net loss per common share was ($0.00) and ($0.00) for the years ended December 31, 2009 and December 31, 2008, respectively.

  Liquidity And Capital Resources

  We currently plan to satisfy the Company's cash requirements for the next 12 months by borrowing from affiliated companies with common ownership or control or directly from our officers and directors and we believe we can satisfy the Company's cash requirements so long as it is able to obtain financing from these affiliated companies. We currently expect that money borrowed will be used during the next 12 months to satisfy our operating costs, professional fees and for general corporate purposes. We have also been exploring alternative financing sources.

  We will use our limited personnel and financial resources in connection with seeking new business opportunities, including seeking an acquisition or merger with an operating company. It may be expected that entering into a new business opportunity or business combination will involve the issuance of a substantial number of restricted shares of common stock. If such additional restricted shares of common stock are issued, our shareholders will experience a dilution in their ownership interest. If a substantial number of restricted shares are issued in connection with a business combination, a change in control may be expected to occur.

  As of December 31, 2009, the Company had current assets consisting of cash and cash equivalents in the amount of $404. As of December 31, 2009, the Company had current liabilities consisting of accounts payable, a related party payable, and loans payable - other of $5,000, $97,738 and $117,787, respectively.

  In connection with the plan to seek new business opportunities and/or effecting a business combination, we may determine to seek to raise funds from the sale of restricted stock or debt securities. We have no agreements to issue any debt or equity securities and cannot predict whether equity or debt financing will become available at acceptable terms, if at all.

  There are no limitations in our certificate of incorporation restricting our ability to borrow funds or raise funds through the issuance of restricted common stock to effect a business combination. Our limited resources and lack of recent operating history may make it difficult to borrow funds or raise capital. Such inability to borrow funds or raise funds through the issuance of restricted common stock required to effect or facilitate a business combination may have a material adverse effect on our financial condition and future prospects, including the ability to complete a business combination. To the extent that debt financing ultimately proves to be available, any borrowing will subject us to various risks traditionally associated with indebtedness, including the risks of interest rate fluctuations and insufficiency of cash flow to pay principal and interest, including debt of an acquired business.

  Recent Accounting Pronouncements

  We continue to assess the effects of recently issued accounting standards. The impact of all recently adopted and issued accounting standards has been disclosed in the Footnotes to the financial statements.

  Critical Accounting Estimates

  We are a shell company and, as such, we do not employ critical accounting estimates. Should we resume operations we will employ critical accounting estimates and will make any and all disclosures that are necessary and appropriate.

  Off-Balance Sheet Arrangements

  As of December 31, 2009, we did not have any relationships with unconsolidated entities or financial partners, such as entities often referred to as structured finance or special purpose entities that had been established for the purpose of facilitating off-balance sheet arrangements or other contractually narrow or limited purposes. As such, we are not materially exposed to any financing, liquidity, market or credit risk that could arise if we were engaged in such relationships.

  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

  As reported in a Current Report on Form 8-K dated May 3, 2010, on April 27, 2010, we terminated the services of Bartolomei Pucciarelli, LLC (“Bartolomei”) as our independent registered public accounting firm. We engaged Bartolomei from April 9, 2009 through April 27, 2010 (the “Engagement Period”). During the Engagement Period, Bartolomei issued four reports on the Company’s financial statements for the Company’s two most recent fiscal years During the Engagement Period, the Company did not have any disagreements with Bartolomei on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Bartolomei’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

  Bartolomei’s report on the financial statements for the years ended December 31, 2008 and 2009 were not subject to an adverse or qualified opinion or a disclaimer of opinion and were not modified as to audit scope or accounting principles. However, Bartolomei’s report on the financial statements for the years ended December 31, 2008 and 2009 contained an explanatory paragraph which noted that there was substantial doubt about Company’s ability to continue as a “Going Concern” due to recurring net losses, a working capital deficiency and negative cash flows from operations.

  On May 3, 2010, with the approval of the Company’s Board of Directors, the Company retained Friedman, LLP to be the Company’s independent registered public accounting firm. The Company did not consult with Friedman, LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by Friedman, LLP that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.

  As reported in a Current Report on Form 8-K, dated April 10, 2009, on April 9, 2009, our Board of Directors received notice from J. Crane CPA, P.C. (“Crane”) that Crane was resigning as the Company's independent registered public accounting firm.  On April 9, 2009, we engaged Bartolomei as our principal independent accountant.  This decision to engage Bartolomei was ratified by the majority approval of our Board of Directors.

  Other than the disclosure of uncertainty regarding the ability for us to continue as a going concern which was included in Crane's audit report on the financial statements for the past two years, the principal accountant’s report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, or was not modified as to uncertainty, audit scope, or accounting principles.  For the two most recent fiscal years and any subsequent interim period through Crane’s resignation on April 9, 2009, Crane disclosed the uncertainty regarding our ability to continue as a going concern in its accountant’s report on the financial statements for us.  There has been no other disagreements between us and Crane on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Crane would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

  In connection with its review of financial statements through April 9, 2009, other than the disclosure listed in subparagraph (ii), there have been no disagreements with Crane on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Crane would have caused them to make reference thereto in their report on the financial statements.

  We engaged Bartolomei as our new independent auditors as of April 9, 2009.  Prior to such date, we did not consult with Bartolomei regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

  CONTROLS AND PROCEDURES

  (a) Evaluation of Disclosure Controls.

  Our Chief Executive Officer and Chief Financial Officer evaluated the effectiveness of our disclosure controls and procedures as of the end of our fiscal quarter ended June 30, 2010 pursuant to Rule 13a-15(b) of the Securities and Exchange Act. Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by us in the reports that we file under the Exchange Act is accumulated and communicated to our management, as appropriate to allow timely decisions regarding required disclosure. Based on his evaluation, the CEO concluded that our disclosure controls and procedures were not effective to ensure that information required to be disclosed by us in the reports we file or submit under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules based on the material weakness described below:

  1. Management's conclusion is based on, among other things, the lack of segregation of duties and responsibilities within the Company.

  It should be noted that any system of controls, however well designed and operated, can provide only reasonable, and not absolute, assurance that the objectives of the system are met. In addition, the design of any control system is based in part upon certain assumptions about the likelihood of future events. Because of these and other inherent limitations of control systems, there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions.

  (b) Evaluation of and Report on Internal Control over Financial Reporting

  The management of the Registrant is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting is defined in Rule 13a-15(f) or 15d-15(f) promulgated under the Securities Exchange Act of 1934 as a process designed by, or under the supervision of, the company’s principal executive and principal financial officers and effected by the company’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America and includes those policies and procedures that:

  Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company;
  Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting principles generally accepted in the United States of America and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and
  Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

  Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Because of the inherent limitations of internal control, there is a risk that material misstatements may not be prevented or detected on a timely basis by internal control over financial reporting. However, these inherent limitations are known features of the financial reporting process. Therefore, it is possible to design into the process safeguards to reduce, though not eliminate, this risk.

  Management assessed the effectiveness of the Company’s internal control over financial reporting as of June 30, 2010. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework.

  Based on its assessment, management concluded that, as of June 30, 2010, the Company’s internal control over financial reporting is ineffective.

  This quarterly report does not include an attestation report of the Company’s registered accounting firm regarding internal control over financial reporting. Management’s report is not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this annual report.

  (c) Changes in internal control over financial reporting.

  In order to rectify our ineffective disclosure controls and procedures, we are developing a plan to ensure that all information will be recorded, processed, summarized and reported accurately, and as of the date of this report, we have taken the following steps to address the above-referenced material weaknesses in our internal control over financial reporting:

  1. We will continue to educate our management personnel to comply with the disclosure requirements of Securities Exchange Act of 1934 and Regulation S-K; and

  2. We will increase management oversight of accounting and reporting functions in the future.

  Directors, Executive Officers And Corporate Governance.

  Our current officers and directors are listed below. Each of our directors will serve for one year or until their respective successors are elected and qualified. Our officers serve at the pleasure of the board of directors.

Name	Age	Position
Richard Astrom(1)	63	Director, President, CEO, Principal Accounting Officer

(1)	As reported in a Current Report on Form 8-K dated May 3, 2010, on April 27, 2010, our sole officer and director Mark Rentschler resigned from all positions with the Company and as his last task prior to resigning appointed Richard Astrom as Director, President, CEO and Principal Accounting Officer. There were no disagreements with Mr. Rentschler.

  Richard S. Astrom is 63 years of age and has been an officer and director of the Company since April 27, 2010. From 1995 through June 2007, Mr. Astrom served as President and Chief Executive Officer of National Realty and Mortgage, Inc. He also served as a director of Capital Solutions I, Inc. until December 2007 whereupon he resigned his position in connection with an exchange transaction described in Form 8-K filed with the SEC by Capital Solutions on December 10, 2007. Mr. Astrom earned a Bachelor’s Degree in Business Administration from the University of Miami.

  There is no written or oral agreements between the Company and Mr. Astrom and currently no agreements for Mr. Astrom to receive compensation. There are no disclosable related party transactions involving Mr. Astrom and the Company.

  All executive officers are elected by the Board and hold office until the next Annual Meeting of stockholders and until their successors are elected and qualify.

  Executive Compensation

  Compensation.

  The following table sets forth compensation awarded to, earned by or paid to our Chief Executive Officer and the four other most highly compensated executive officers for the years ended December 31, 2009 and 2008 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Mark Rentschler, CEO	2009	0	0	0	0	0	0	0	0
	2008	0	0	0	0	0	0	0	0
	2009
	2008

  Employment Contracts

  We do not have an employment contract with any executive officer.

  We have made no Long Term Compensation payouts.

  Our directors do not receive compensation for their attendance at meetings of the board of directors.

  All of our officers and/or directors will continue to be active in other companies. All officers and directors have retained the right to conduct their own independent business interests.

  Security Ownership Of Certain Beneficial Owners And Management And Related Stockholder Matters.

  The following table and the notes thereto set forth information, as of October 31, 2010 (except as otherwise set forth herein), concerning beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of shares of our capital stock by: (i) each director of Darwin, (ii) each executive officer (iii) all executive officers and directors as a group, and (iv) each holder of 5% or more of Darwin’s outstanding common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Outstanding(2)
Richard Astrom	5,000,000(3)	100%

Officers and directors as a group (one person)

(1)	Beneficial ownership of each person is shown as calculated in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, which includes all securities that the person, directly, or indirectly through an contract, arrangement, understanding, relationship or otherwise has or shares voting power which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose, or direct the disposition of such security.

(2)	Based on 5,000,000 shares of Series B Preferred Stock outstanding as of the date of this Information Statement. Mr. Astrom owns no common stock.

(3)	Each share of Series B Preferred Stock entitles the holder thereof to 1,000 votes for each share owned of record on all matters voted upon by shareholders, and a majority vote is required for all actions to be taken by shareholders. Additionally, the preferred stock, as a whole, have been awarded voting rights such that the voting rights of the preferred stockholders will always be equal to at least 51% of the voting rights in the Company's securities, namely common stock and preferred stock.

  Certain Relationships And Related Transactions, And Director Independence.

  Other than the transactions discussed below, Darwin has not entered into any transaction nor are there any proposed transactions in which any of our founders, directors, executive officers, managers, members or any members of the immediate family of any of the foregoing had or is to have a direct or indirect material interest.

  The table below details transactions for the related party payable to entities affiliated with the Company's President during the six months ended June 30, 2010:

Beginning Balance Payable, as of December 31, 2009	$207,385
Accrued Board Compensation and Other Operating Expenses	31,950
Ending Balance Payable, as of June 30, 2010	$239,335

  INTERESTS OF NAMED PERSONS AND LEGAL COUNSEL

  Legal & Compliance, LLC, counsel to Darwin, will receive shares of common stock of Darwin upon consummation of the merger described in this Information Statement.

  INDEX TO FINANCIAL STATEMENTS OF VDS

  Financial Statements for December 31, 2009 and 2008

  Report of Independent Registered Public Accounting Firm
  Balance Sheets – As of December 31, 2009 and 2008
  Statements of Operations – For the Year Ended December 31, 2009 and from June 13, 2008 (Inception) to December 31, 2008
  Statement of Members’ Equity (Deficit) – For the Year Ended December 31, 2009 and from June 13, 2008 (Inception) to December 31, 2008
  Statements of Cash Flows – For the Year Ended December 31, 2009 and from June 13, 2008 (Inception) to December 31, 2008
  Notes to Financial Statements

  Financial Statements for June 30, 2010

  Balance Sheets – As of June 30, 2010 (Unaudited) and December 31, 2009
  Statements of Operations – Six Months Ended June 30, 2010 and 2009 (Unaudited)
  Statements of Cash Flows – Six Months Ended June 30, 2010 and 2009 (Unaudited)
  Notes to Financial Statements (Unaudited)

  Vigilant Document Services, LLC
  Doing Business As Vigilant Legal Solutions
  Financial Statements
  December 31, 2009 and 2008

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  To the Board of Directors and Members of:

  Vigilant Documents Services, LLC

  Doing Business As Vigilant Legal Solutions

  We have audited the accompanying balance sheets of Vigilant Documents Services, LLC as of December 31, 2009 and 2008, and the related statements of operations, members’ equity (deficit) and cash flows for the year ended December 31, 2009 and from June 13, 2008 (inception) to December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vigilant Documents Services, LLC as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the year ended December 31, 2009 and from June 13, 2008 (inception) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

  The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a net loss of $17,168 and net cash used in operations of $15,763 for the year ended December 31, 2009; the Company also has working capital and members’ deficits of $10,946 at December 31, 2009. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan in regards to these matters is also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

  Berman & Company, P.A.

  Boca Raton, Florida

  June 10, 2010

  Vigilant Document Services, LLC

  Doing Business As Vigilant Legal Solutions

  Balance Sheets

	December 31,
	2009	2008
Assets

Current Assets
Cash	$2,219	$4,453
Accounts receivable	595	2,000
Total Current Assets	$2,814	$6,453

Liabilities and Members' Equity (Deficit)

Current Liabilities
Notes payable - related party	$13,760	$231
Total Current Liabilities	13,760	231

Total Members' Equity (Deficit)	(10,946)	6,222

Total Liabilities and Members' Equity (Deficit)	$2,814	$6,453

Check	0	-

Working capital (deficit)	(10,946)	6,222

  Vigilant Document Services, LLC

  Doing Business As Vigilant Legal Solutions

  Statements of Operations

		From June 13, 2008
	Year Ended	(Inception) to
	December 31, 2009	December 31, 2008

Revenue	$72,540	$17,900

General and administrative expenses	89,708	12,178

Net income (loss)	$(17,168)	$5,722

  Vigilant Document Services, LLC

  Doing Business As Vigilant Legal Solutions

  Statement of Members' Equity (Deficit)

  Year Ended December 31, 2009 and from

  June 13, 2008 (Inception) to December 31, 2008

Issuance of 440 member units for cash ($0.50/unit)	$220

Issuance of 560 member units for services rendered ($0.50/unit)	280

Net income from June 13, 2008 (Inception) to December 31, 2008	5,722

Balance - December 31, 2008	6,222

Net loss for the year ended December 31, 2009	(17,168)

Balance - December 31, 2009	$(10,946)

  Vigilant Document Services, LLC

  Doing Business As Vigilant Legal Solutions

  Statements of Cash Flows

		From June 13, 2008
	Year Ended	(Inception) to
	December 31, 2009	December 31, 2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$(17,168)	$5,722
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Issuance of member units for services rendered	-	280
Bad debt expense	8,590
Changes in operating assets and liabilities:
Increase (Decrease) in accounts receivable	(7,185)	(2,000)
Net Cash Provided By (Used In) Operating Activities	(15,763)	4,002

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from notes payable - related party	51,395	231
Repayments of notes payable - related party	(37,866)	-
Proceeds from issuance of member units	-	220
Net Cash Provided By Financing Activities	13,529	451

Net Increase (Decrease) in Cash	(2,234)	4,453

Cash - Beginning of Year/Period	4,453	-

Cash - End of Year/Period	$2,219	$4,453

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash paid during the year/period for:
Income taxes	$-	$-
Interest	$-	$-

SUPPLEMENTARY DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

	$-	$-

Cash per BS	2,219	4,453
Difference	(0)	-

  Vigilant Document Services, LLC
  Doing Business As Vigilant Legal Solutions

  Notes to Financial Statements

  December 31, 2009 and 2008

  Note 1 Nature of Operations and Summary of Significant Accounting Policies

  Nature of Operations

  Vigilant Document Services, LLC, Doing Business As Vigilant Legal Solutions (the “Company”), is a limited liability company organized in the State of Florida on June 13, 2008.

  The Company is a legal document preparation company with a system for the practice of bankruptcy law, and the marketing, management and processing of bankruptcy cases in high volume. The Company also developed a support system for obtaining information necessary for the preparation of documentation and pleadings necessary for initiating and completing such bankruptcy cases. Both systems are marketed and sold to law firms specializing in bankruptcy law.

  Risks and Uncertainties

  The Company operates in an industry that is subject to rapid change. The Company's operations will be subject to significant risk and uncertainties including financial, operational, technological, regulatory and other risks, including the potential risk of business failure.

  Use of Estimates

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

  Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from estimates.

  Cash and Cash Equivalents

  The Company considers all highly liquid instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents. At December 31, 2009 and 2008, respectively, the Company had no cash equivalents.

  The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. The balance at times may exceed federally insured limits. At December 31, 2009 and 2008, respectively, there were no balances that exceeded the federally insured limit.

  Vigilant Document Services, LLC
  Doing Business As Vigilant Legal Solutions

  Notes to Financial Statements

  December 31, 2009 and 2008

  Accounts Receivable

  The Company has no history of collection matters, and there has been no bad debt expense recorded.

  Revenue Recognition

  The Company followed the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin No. 104 for revenue recognition.  The Company records revenue when all of the following have occurred; (1) persuasive evidence of an arrangement exists, (2) product delivery has occurred, (3) the sales price to the customer is fixed or determinable, and (4) collectability is reasonably assured.

  The Company executes a service agreement with each law firm desiring to manage a bankruptcy law practice. Under the terms of the agreement, the Company will customize various deliverables such as training, coaching and software set up. The deliverables are completed in advance of the Company billing for services rendered. The Company is not required to provide any additional support after the deliverables have been provided. There is no right of return associated with the sale of these services.

  Income Taxes

  The Company elected to be taxed as a pass-through entity (LLC) under the Internal Revenue Code and was not subject to federal and state income taxes; accordingly, no provision had been made. The financial statements reflect the LLC’s transactions without adjustment, if any, required for income tax purposes.

  Recent Accounting Pronouncements

  In January 2010, the Financial Accounting Standards Board ("FASB") issued updated guidance to amend the disclosure requirements related to recurring and nonrecurring fair value measurements. This update requires new disclosures on significant transfers of assets and liabilities between Level 1 and Level 2 of the fair value hierarchy (including the reasons for these transfers) and the reasons for any transfers in or out of Level 3. This update also requires a reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition to these new disclosure requirements, this update clarifies certain existing disclosure requirements. For example, this update clarifies that reporting entities are required to provide fair value measurement disclosures for each class of assets and liabilities rather than each major category of assets and liabilities. This update also clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. This update will become effective for the Company with the interim and annual reporting period beginning January 1, 2010, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will become effective for the Company with the interim and annual reporting period beginning January 1, 2011. The Company will not be required to provide the amended disclosures for any previous periods presented for comparative purposes.

  Vigilant Document Services, LLC
  Doing Business As Vigilant Legal Solutions

  Notes to Financial Statements
  December 31, 2009 and 2008

  Other than requiring additional disclosures, adoption of this update will not have a material effect on the Company's consolidated financial statements.

  Note 2 Going Concern

  As reflected in the accompanying financial statements, the Company has net loss of $17,168 and net cash used in operations of $15,763 for the year ended December 31, 2009; the Company also has a working capital deficit and members’ deficit of $10,946 at December 31, 2009.

  The ability of the Company to continue as a going concern is dependent on Management's plans, which include potential asset acquisitions, mergers or business combinations with other entities, further implementation of its business plan and continuing to raise funds through debt or equity raises.

  The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

  In response to these problems, management has taken the following actions:

  seeking additional third party debt and/or equity financing,

  continue with the implementation of the business plan,

  generate new sales from additional attorneys’; and

  allocate sufficient resources to continue with advertising and marketing efforts

  Note 3 Notes Payable – Related Party

  During the period from June 13, 2008 (inception) to December 31, 2008, the Company executed notes payable with officers of the Company totaling $230. These advances are non-interest bearing, unsecured and due on demand.

  During the year ended December 31, 2009, the Company executed notes payable with officers of the Company totaling $51,395. These advances are non-interest bearing, unsecured and due on demand. During 2009, the Company repaid $37,866 of these advances.

  Note 4 Contingencies

  From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. The Company is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse affect on its business, financial condition or operating results.

  Vigilant Document Services, LLC
  Doing Business As Vigilant Legal Solutions
  Financial Statements
  June 30, 2010
  (Unaudited)

  Vigilant Document Services, LLC

  Doing Business As Vigilant Legal Solutions

  Balance Sheets

	June 30, 2010	December 31, 2009
	(Unaudited)

Assets

Current Assets
Cash	$2,624	$2,219
Accounts receivable	3,175	595
Total Current Assets	$5,799	$2,814

Liabilities and Members' Deficit

Current Liabilities
Notes payable - related parties	$13,581	$13,760
Total Current Liabilities	13,581	13,760

Total Members' Deficit	(7,782)	(10,946)

Total Liabilities and Members' Deficit	$5,799	$2,814

Check	(0)	(0)

Working capital (deficit)	(7,782)	(10,946)

  Vigilant Document Services, LLC
  Doing Business As Vigilant Legal Solutions

  Statements of Operations
  (Unaudited)

	Six Months Ended June 30, 2010	Six Months Ended June 30, 2009

Revenue	$31,635	$36,575

General and administrative expenses	28,471	34,524

Net income	$3,164	$2,051

  Vigilant Document Services, LLC

  Doing Business As Vigilant Legal Solutions

  Statements of Cash Flows

  (Unaudited)

	Six Months	Six Months
	Ended June 30, 2010	Ended June 30, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$3,164	$2,051
Adjustments to reconcile net income to net cash used in operating activities:
Changes in operating assets and liabilities:
Increase in:
Accounts receivable	(2,580)	(1,000)
Net Cash Provided By Operating Activities	584	1,051

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of notes payable - related party	(179)	(90)
Net Cash Used In Financing Activities	(179)	(90)

Net Increase in Cash	405	961

Cash - Beginning of Period	2,219	4,453

Cash - End of Period	$2,624	$5,414

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash paid during the period for:
Income taxes	$-	$-
Interest	$-	$-

SUPPLEMENTARY DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

	$-	$-

Cash per BS	2,624	5,414
Difference	(0)	(0)

  Vigilant Document Services, LLC
  Doing Business As Vigilant Legal Solutions

  Notes to Financial Statements

  June 30, 2010
  (Unaudited)

  Note 1 Basis of Presentation

  The accompanying unaudited condensed interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the United States Securities and Exchange Commission for interim financial information.

  Certain information or footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted, pursuant to the rules and regulations of the Securities and Exchange Commission for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows. It is management's opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation. The interim results for the period ended June 30, 2010 are not necessarily indicative of results for the full fiscal year.

  Note 2 Nature of Operations and Summary of Significant Accounting Policies

  Nature of Operations

  Vigilant Document Services, LLC, D/B/A Vigilant Legal Solutions (the “Company”), is a limited liability company organized in the State of Florida on June 13, 2008.

  The Company is a legal document preparation company with a system for the practice of bankruptcy law, and the marketing, management and processing of bankruptcy cases in high volume. The Company also developed a support system for obtaining information necessary for the preparation of documentation and pleadings necessary for initiating and completing such bankruptcy cases. Both systems are marketed and sold to law firms specializing in bankruptcy law.

  Risks and Uncertainties

  The Company operates in an industry that is subject to rapid change. The Company's operations will be subject to significant risk and uncertainties including financial, operational, technological, regulatory and other risks, including the potential risk of business failure.

  Use of Estimates

  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

  Vigilant Document Services, LLC
  Doing Business As Vigilant Legal Solutions

  Notes to Financial Statements

  June 30, 2010
  (Unaudited)

  Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from estimates.

  Cash and Cash Equivalents

  The Company considers all highly liquid instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents. At June 30, 2010 and December 31, 2009, respectively, the Company had no cash equivalents.

  The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. The balance at times may exceed federally insured limits. At June 30, 2010 and December 31, 2009, respectively, there were no balances that exceeded the federally insured limit.

  Revenue Recognition

  The Company followed the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin No. 104 for revenue recognition.  The Company records revenue when all of the following have occurred; (1) persuasive evidence of an arrangement exists, (2) product delivery has occurred, (3) the sales price to the customer is fixed or determinable, and (4) collectability is reasonably assured.

  The Company executes a service agreement with each law firm desiring to manage a bankruptcy law practice. Under the terms of the agreement, the Company customizes various deliverables such as training, coaching and software set up. The deliverables are completed in advance of the Company billing for services rendered. The Company is not required to provide any additional support after the deliverables have been provided. There is no right of return associated with the sale of these services.

  Income Taxes

  The Company elected to be taxed as a pass-through entity (LLC) under the Internal Revenue Code and was not subject to federal and state income taxes; accordingly, no provision had been made. The financial statements reflect the LLC’s transactions without adjustment, if any, required for income tax purposes.

  Vigilant Document Services, LLC
  Doing Business As Vigilant Legal Solutions

  Notes to Financial Statements

  June 30, 2010
  (Unaudited)

  Recent Accounting Pronouncements

  In January 2010, the Financial Accounting Standards Board ("FASB") issued updated guidance to amend the disclosure requirements related to recurring and nonrecurring fair value measurements. This update requires new disclosures on significant transfers of assets and liabilities between Level 1 and Level 2 of the fair value hierarchy (including the reasons for these transfers) and the reasons for any transfers in or out of Level 3. This update also requires a reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition to these new disclosure requirements, this update clarifies certain existing disclosure requirements. For example, this update clarifies that reporting entities are required to provide fair value measurement disclosures for each class of assets and liabilities rather than each major category of assets and liabilities. This update also clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. This update will become effective for the Company with the interim and annual reporting period beginning January 1, 2010, except for the requirement to provide the Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will become effective for the Company with the interim and annual reporting period beginning January 1, 2011. The Company will not be required to provide the amended disclosures for any previous periods presented for comparative purposes. Other than requiring additional disclosures, adoption of this update will not have a material effect on the Company's consolidated financial statements.

  Note 3 Going Concern

  As reflected in the accompanying financial statements, the Company has a working capital deficit and members’ deficit of $7,782 at June 30, 2010. The Company has generated nominal sales in 2010, with no clear expectation of future revenue growth or profitability.

  The ability of the Company to continue as a going concern is dependent on Management's plans, which include potential asset acquisitions, mergers or business combinations with other entities, further implementation of its business plan and continuing to raise funds through debt or equity raises.

  The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

  Vigilant Document Services, LLC
  Doing Business As Vigilant Legal Solutions

  Notes to Financial Statements

  June 30, 2010
  (Unaudited)

  In response to these problems, management has taken the following actions:

  seeking additional third party debt and/or equity financing,

  continue with the implementation of the business plan,

  generate new sales from additional attorneys’; and

  allocate sufficient resources to continue with advertising and marketing efforts

  Note 4 Notes Payable – Related Party

  During the six months ended June 30, 2010, the Company repaid $179.

  INDEX TO FINANCIAL STATEMENTS OF DARWIN

  Financial Statements for December 31, 2009 and 2008

  Report of Independent Registered Public Accounting Firm
  Balance Sheets as of December 31, 2009 and December 31, 2008
  Statements of Operations as of December 31, 2009 and December 31, 2008
  Statement of Stockholders (Deficit) as of December 31, 2009
  Statements of Cash Flows as of December 31, 2009 and December 31, 2008
  Notes to Financial Statements

  Financial Statements for June 30, 2010

  Balance Sheets as of June 30, 2010 (Unaudited) and December 31, 2009
  Unaudited Statement of Operations for the Six Months Ended June 30, 2010 and June 30, 2009
  Unaudited Statements of Cash Flows for the Six Months Ended June 30, 2010 and June 30, 2009
  Notes to Financial Statements

  DARWIN RESOURCES, INC.

  (A DEVELOPMENT STAGE COMPANY)

  Financial Statements for December 31, 2009 and 2008

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  To the Board of Directors and

  Stockholders of Darwin Resources, Inc.

  We have audited the accompanying balance sheets of Darwin Resources, Inc. (a development stage company) (the “Company”) as of December 31, 2009 and 2008, and the related statements of income, stockholders’ equity and comprehensive income, and cash flows for each of the years ended December 31, 2009 and December 31, 2008. Darwin Resources, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Darwin Resources, Inc. (a development stage company) as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the years ended December 31, 2009 and December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

  The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As shown in the accompanying financial statements, the Company has a working capital deficiency ofapproximately $220,000 and $130,000 as of December 31, 2009 and 2008, respectively, has had net losses of $89,735, $76,738 and $270,011 for the years ended December 31, 2009 and 2008 and for the period June 21, 2007 (date of Inception) through December 31, 2009., respectively, and has an accumulated deficit of approximately $270,000 and $180,000 as of December 31, 2009 and 2008, respectively. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding these matters are described in Note 3. The financial statements do not include adjustments that might result from the outcome of this uncertainty.

  /s/ Bartolomei Pucciarelli, LLC
  Lawrenceville, NJ

  April 9, 2010

  DARWIN RESOURCES, INC.

  (A DEVELOPMENT STAGE COMPANY)

  BALANCE SHEETS

  AS OF DECEMBER 31, 2009 AND DECEMBER 31, 2008

	2009	2008
ASSETS
Current Asset
Cash	$404	$2,218

Total Assets	$404	$2,218

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilites
Accounts Payable	$5,000	$-
Related Party Payable (Note 4)	97,738	71,757
Loans Payable - Other (Note 4)	117,787	60,847

Total Liabilites	220,525	132,604

Commitments and Contingencies (Note 6)

Stockholders' Deficit (Note 8)
Series A Preferred stock, $0.000001 par value, 3,000,000 shares authorized, 0 shares issued and outstanding at December 31, 2009 and December 31, 2008	-	-

Series B Preferred stock, $0.000001 par value, 5,000,000 shares authorized, 5,000,000 shares issued and outstanding at December 31, 2009 and December 31, 2008	5	5
Common stock, $0.000001 par value, 500,000,000 shares authorized, 20,534,655 shares issued and outstanding at December 31, 2009 and December 31, 2008	21	21
Additional Paid in Capital	49,864	49,864
Deficit Accumulated During the Development Stage*	(270,011)	(180,276)
Total Stockholders' Deficit	(220,121)	(130,386)
Total Liabilities and Stockholders' Deficit	$404	$2,218

*Accumulated since, June 21, 2007, deficit eliminated of $92,511,065

  The accompanying notes are an integral part of these financial statements.

  DARWIN RESOURCES, INC.

  (A DEVELOPMENT STAGE COMPANY)

  STATEMENTS OF OPERATIONS

  AS OF DECEMBER 31, 2009 AND DECEMBER 31, 2008

	Year Ended December 31,		Cumulative Period from June 21, 2007 (inception of development stage) to
	2009	2008	December 31, 2009

Net Sales	$-	$-	$-
Cost of Sales	-	-	-
Gross Profit (Loss)	-	-	-

Operating Expenses
Board Compensation	24,000	24,000	60,600
Consulting	36,000	36,000	90,900
Investor Relations	1,726	-	8,396
Legal	2,280	3,600	16,961
Other Operating Expenses	23,748	10,736	88,148

Total Operating Expenses	87,754	74,336	265,005

Loss from Continuing Operations	(87,754)	(74,336)	(265,005)

Interest Expense	(1,981)	(2,402)	(5,006)

Net Loss Before Income Taxes	(89,735)	(76,738)	(270,011)

Provison for Income Taxes	-	-	-

Net Loss	$(89,735)	$(76,738)	$(270,011)

Loss Per Common Share
Basic and Diluted	$(0.00)	$(0.00)	$(0.01)

Weighted-Average Shares Used to Compute:
Basic and Diluted Loss Per Share	20,534,655	20,534,655	20,534,655

  The accompanying notes are an integral part of these financial statements.

  DARWIN RESOURCES, INC.

  (A DEVELOPMENT STAGE COMPANY)

  STATEMENTS OF STOCKHOLDERS' (DEFICIT)

  AS OF DECEMBER 31, 2009

	Preferred Stock, Series B		Common Stock		Additional	Deficit Accumulated During the
	Shares	Par $.000001	Shares	Par $.000001	Paid In Capital	Development Stage	Total

Balance, December 31, 2006	-	$-	20,534,655	$21	$92,510,934	$(92,511,065)	$(110)
Quasi-Reorganization, Deficit Eliminated to Additional Paid in Capital - June 21, 2007	-	-	-	-	(92,511,065)	92,511,065	-
Issuance of Preferred Stock for Cash - June 28, 2007	5,000,000	5	-	-	49,995	-	50,000

Net loss						(103,538)	(103,538)
Balance, December 31, 2007	5,000,000	5	20,534,655	21	49,864	(103,538)	(53,648)

Net loss						(76,738)	(76,738)
Balance, December 31, 2008	5,000,000	5	20,534,655	21	49,864	(180,276)	(130,386)

Net loss	-	-	-	-	-	(89,735)	(89,735)
Balance, December 31, 2009	5,000,000	$5	20,534,655	$21	$49,864	$(270,011)	$(220,121)

  The accompanying notes are an integral part of these financial statements.

  DARWIN RESOURCES, INC.

  (A DEVELOPMENT STAGE COMPANY)

  STATEMENTS OF CASH FLOWS

  AS OF DECEMBER 31, 2009 AND DECEMBER 31, 2008

	Year End December 31, 2009	Year End December 31, 2008	Cumulative Period from June 21, 2007 (inception of development stage) to December 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(89,735)	$(76,738)	$(270,011)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Non Cash Consulting Fees	-	-	50,000

Changes in Assets and Liabilities
Increase in Accounts Payable	5,000	-	5,000

NET CASH USED IN OPERATING ACTIVITES	(84,735)	(76,738)	(215,011)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds From Loans Payable - Other	56,940	39,900	121,556
Proceeds From Related Party Payable	25,981	39,056	93,859
NET CASH PROVIDED BY FINANCING ACTIVITIES	82,921	78,956	215,415

(DECREASE) INCREASE IN CASH	(1,814)	2,218	404

CASH - BEGINNING OF PERIOD	2,218	-	-
CASH - END OF PERIOD	$404	$2,218	$404

Supplemental Disclosure:

Cash Paid for Interest	$-	$-	$-
Cash Paid for Income Taxes	$-	$-	$-

NONCASH INVESTING AND FINANCING ACTIVITIES
Other	$-	$-	$-

  The accompanying notes are an integral part of these financial statements.

  DARWIN RESOURCES, INC.

  (A DEVELOPMENT STAGE COMPANY)

  NOTES TO FINANCIAL STATEMENTS

  NOTE 1 – NATURE OF OPERATIONS

  Darwin Resources, Inc. (the "Company") was originally incorporated on June 24, 1993 in the State of Florida as Vitech America, Inc.  On September 28, 2007, the Company re-incorporated in the State of Delaware, with the Delaware Corporation being the surviving entity.

  The Company was originally engaged as a manufacturer and distributor of computer equipment and related markets in Brazil.  The Company evolved into a vertically integrated manufacturer and integrator of complete computer systems and business network systems selling directly to end-users.  A diversified customer base widely distributed throughout Brazil was developed.  In September of 1996, the company had over 8,000 customers and established a clearly defined channel for marketing additional hardware products, such as updated peripheral products, new computers, new network products as well as services, such as internet access services.  The company marketed its products throughout Brazil under the trademarkes EasyNet, MultiShow, and Vitech Vision.

  On August 17, 2001, the Company filed a voluntary Chapter 7 petition under the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Florida (case no. 01-18857). As a result of the filing, all of the Company's properties were transferred to a United States Trustee and the Company terminated all of its business operations. The Bankruptcy Trustee has disposed of all of the assets. On March 14, 2007 the Chapter 7 bankruptcy was closed by the U.S. Bankruptcy Court Southern District of Florida.

  On June 21, 2007, pursuant to its Order Granting the "plaintiff’s motion for acceptance of receiver’s report and release of receiver" (the "Order") and to close the case, Brian Goldenberg as receiver of Darwin Resources pursuant to Florida Statue 607, the Eleventh Judicial Circuit, In and For Miami-Dade County, Florida was released as receiver of the Company.   The purpose of appointing the receiver was to determine if the company could be reactivated and operated in such a manner so that the Company can be productive, successful.  Pursuant to Section 607.1432 of the Florida Statutes alternative remedies to dissolution and liquidation would be determine as to whether the Company could be saved. The actions of the receivership include:

  To settle the affairs, collect the outstanding debts, sell and convey the property, real and personal

  To demand, sue for, collect, receive and take into his or their possession all the goods and chattels, rights and credits, moneys and effects, lands and tenements, books, papers, choses in action, bills, notes and property, of every description of the corporation

  To institute suits at law or in equity for the recovery of any estate, property, damages or demands existing in favor of the corporation

  Provided that the authority of the receivership is to continue the business of the corporation and not to liquidate its affairs or distribute its assets

  To exercise the rights and authority of a Board of Directors and Officers in accordance with state law, the articles and bylaws

  In accordance with the Order, Mr. Goldenberg appointed Mark Rentschler as sole interim Director and President. In September 2007, the Company changed its name to Darwin Resources, Inc. The Company raised operating capital through the sale of equity securities, which the Company used to recruit and organize management, and to finance the initial costs associated with corporate strategic planning and development.

  CHANGE OF CONTROL

  On May 15, 2007, Mark Rentschler contributed an estimated $50,000 as paid in capital to the Company. The Company is to use these funds to pay the costs and expenses necessary to revive the registrant's business operations. Such expenses include, without limitation, fees to reinstate the Company's corporate charter with the state of Florida; payment of all past due franchise taxes; settling all past due accounts with the registrant's transfer agent; accounting and legal fees; and costs associated with bringing the registrant current with its filings with the Securities and Exchange Commission, etc.

  On June 28, 2007, in accordance with the order and in lieu of repayment of Mark Rentschler’s capital contribution, the Company issued DSC 5,000,000 shares of its newly created Series B Preferred Stock, which represented approximately 19.58% of the total ownership of the Company as of June 6, 2008 in accordance with the order. The preferred stock carried voting rights which effectively made DCS the holder of approximately 99% of the voting rights in the Company's outstanding common and preferred stock.  The voting rights also provided that in no event will the preferred stock voting rights consist of less than 51% of the total voting rights in the Company's outstanding common and preferred stock.

  On September 28, 2007, Darwin Resources Inc. was incorporated in Delaware for the purpose of merging with Vitech America, Inc., a Florida Corporation, so as to effect a re-domicile to Delaware.  The Delaware Corporation is authorized to issue 500,000,000 shares of $0.000001 par value common stock and 8,000,000 shares of $0.000001 par value preferred stock. On September 28, 2007, both Vitech America, the Florida corporation and Darwin Resources, the Delaware corporation, signed and filed Articles of Merger, with the respective states, pursuant to which the Delaware corporation, Darwin Resources, was the surviving entity.  The shareholders of record of Vitech America, Inc. received 1 share of new common stock for every 1 share of Vitech America common stock and 1 share for every 1 share of preferred stock they owned.

  On September 28, 2007, the Company changed its name to Darwin Resources Inc. The name was not meant to be indicative of the Company's business plan or purpose. As more fully described herein under the heading "Current Business Plan", Darwin Resources’ current business plan is to seek, investigate and, if such investigation warrants, acquire an interest in business opportunities presented to it by persons or firms who or which desire to seek the perceived advantages of an Exchange Act registered corporation.

  On January 31, 2008, the Company's trading symbol was changed to "DRWN.PK."

  BASIS OF PRESENTATION

  On June 21, 2007 , the a majority of the stockholders of record of the Company approved a plan of quasi-reorganization which called for restatement of accounts to eliminate the accumulated deficit and related capital accounts on the Company's balance sheet.  The quasi-reorganization was effective June 21, 2007. Since June 21, 2007, the Company has been in the development stage, and has not commenced principal operations.

  Darwin Resources, Inc is a development stage company as described by Statements of the Financial Accounting Standards Board No. 7 (“SFAS 7.”) SFAS states that a business is considered to be in the development stage if it is devoting substantially all of its efforts to establishing a new business and either of the following conditions exists:

  1.   Planned principal operations have not commenced.

  2.   Planned operations have commenced, but there has been no significant revenue therefrom.

  The Company’s management believes the Company is a development stage entity as it is in the process of attempting to acquire assets, namely that of a potential albeit currently unidentified merger candidate, and is also exploring various forms of financing and capital structures in order to facilitate a possible merger with a merger candidate. The Company has considered SFAS 7, paragraph 11, footnote 7, and has determined that the Company qualifies as a dormant entity which has been reactivated to undertake development stage operations, and as such, has determined June 21, 2007 to be the inception date of the development stage.

  The Company anticipates that after an exhaustive search, the Company’s management will have identified and entered into a letter of intent to merge with another company by the end of 2010, if not sooner. As of December 31, 2009, the company had a total deficit of $270,011 from operations in pursuit of this objective.

  The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company has a deficit accumulated during the development stage of $270,011as of December 31, 2009.

  The Company is exploring sources to obtain equity or debt financing. The Company intends to participate in one or more as yet unidentified business ventures, which management may select after reviewing the business opportunities for its profit or growth potential.

  NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  General Statement

  The SEC has issued Financial Reporting Release No. 60, “Cautionary Advice Regarding Disclosure About Critical Accounting Policies,” (“FRR 60”), suggesting that companies provide additional disclosure and commentary on their most critical accounting policies. In FRR 60, the SEC defined the most critical accounting policies as the ones that are most important to the portrayal of a company's financial condition and operating results, and require management to make its most difficult and subjective judgments, often as a result of the need to make estimates of matters that are inherently uncertain. The methods, estimates and judgments the Company uses in applying these most critical accounting policies have a significant impact on the results the Company reports in its financial statements. The Company believes that the critical accounting policies and procedures listed below, among others, affect its more significant judgments and estimates used in the preparation of the Company's consolidated financial statements.

  Cash and Cash Equivalents

  For purposes of reporting cash flows, the Company considers all highly liquid debt instruments purchased with maturity of three months or less to be cash equivalents .

  Use of Estimates

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates and assumptions are periodically reviewed and the effects of revisions are reflected in the consolidated financial statements in the period in which they are determined to be necessary.

  Fair Value of Financial Instruments

  Disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate the value. For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

  Concentrations of Credit Risk

  Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and related party payables. The Company places its cash and temporary cash investments with credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit.

  Income Taxes

  The Company adopted the provisions of ASC No. 740, “Accounting for Uncertainty in Income Taxes - an interpretation of ASC Statement 730” (“ASC No. 740”), (formerly known as “FIN No. 48”), in August 2009. ASC 740 requires that the impact of tax positions be recognized in the financial statements if they are more likely than not of being sustained upon examination, based on the technical merits of the position. As discussed in the consolidated financial statements in the 2008 Form 10-K, the Company has a valuation allowance against the full amount of its net deferred tax assets. The Company currently provides a valuation allowance against deferred tax assets when it is more likely than not that some portion, or all of its deferred tax assets, will not be realized. There was no significant impact to the Company as a result of adopting ASC 740 and there are no interests or penalties accrued as management believes the Company has no uncertain tax positions at December 31, 2009.

  The Company is subject to U.S. federal income tax as well as income tax of certain state jurisdictions. The Company has not been audited by the I.R.S. or any states in connection with income taxes. The periods from 2006-2009 remain open to examination by the I.R.S. and state authorities.

  Revenue Recognition

  The Company records revenue when all of the following have occurred: (1) persuasive evidence of an arrangement exists, (2) the product is delivered, (3) the sales price to the customer is fixed or determinable, and (4) collectability of the related customer receivable is reasonably assured. There is no stated right of return for products.

  Sales are recognized upon shipment of products to customers. Expenses are accounted for as a direct reduction to revenues.

  The Company did not earn any revenue in 2009 and 2008.

  Related Party Transactions

  Related party transactions are fully disclosed within Darwin Resources, Inc.’s financial statements for years ended December 31, 2009 and 2008, respectively.

  Net Loss per Common Share

  Net loss per common share is computed by dividing net loss by weighted average number of shares of common stock outstanding during each period.  Diluted loss per share is computed by dividing net loss by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during the period.

  During the three and twelve months ended December 31, 2009 and 2008, the Company a net loss per common share, basic and diluted was $0 and $0 for the twelve months ended December 31, 2009 and 2008, and $0 and $0 for the three months ended December 31, 2009 and 2008, respectively.  The weighted-average of shares used was 20,534,655.

  Stock-Based Compensation

  All share-based payments to employees are recorded and expensed in the statement of operations. Measurement and recognition of compensation expense for all share-based payment awards made to employees and directors including grants of employee stock options based on estimated fair values.

  Share-based compensation expense is based on the value of the portion of share-based payment awards that is ultimately expected to vest during the year, less expected forfeitures. Forfeitures are to be estimated at the time of grant and revised, if necessary in subsequent periods if actual forfeitures differ from those estimates.

  Stock based compensation for the twelve and three months ended December 31, 2009 and 2008 was $0 and $0, respectively.

  Foreign currency translation

  The reporting currency of the Company is the US dollar. The Company’s principal operating subsidiary established in Brazil utilizes the local currency, the "real," as the functional currency. Results of operations and cash flows are translated at average exchange rates during the period, and assets and liabilities are translated at the unified exchange rate as quoted by the Wall Street Journal at the end of the period. Translation adjustments resulting from this process are included in accumulated other comprehensive income in stockholders’ equity on the balance sheets. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

  Reclassifications

  Certain reclassifications have been made to the 2008 financial statements to conform to classifications used in the 2009 financial statements.

  Recent Accounting Pronouncements

  Effective July 1, 2009, the Company adopted The “FASB Accounting Standards Codification” and the Hierarchy of Generally Accepted Accounting Principles (ASC 105). This standard establishes only two levels of U.S. generally accepted accounting principles (“GAAP”), authoritative and nonauthoritative. The FASB Accounting Standards Codification (the “Codification”) became the source of authoritative, nongovernmental GAAP, except for rules and interpretive releases of the SEC, which are sources of authoritative GAAP for SEC registrants. All other non-grandfathered, non-SEC accounting literature not included in the Codification became nonauthoritative. The Company began using the new guidelines and numbering system prescribed by the Codification when referring to GAAP in the third quarter of fiscal 2009. As the Codification was not intended to change or alter existing GAAP, it did not have a material impact on the Company’s financial statements.

  Effective June 30, 2009, the Company adopted three accounting standard updates which were intended to provide additional application guidance and enhanced disclosures regarding fair value measurements and impairments of securities. They also provide additional guidelines for estimating fair value in accordance with fair value accounting. The first update, as codified in ASC 820-10-65, provides additional guidelines for estimating fair value in accordance with fair value accounting. The second accounting update, as codified in ASC 320-10-65, changes accounting requirements for other-than-temporary-impairment (OTTI) for debt securities by replacing the current requirement that a holder have the positive intent and ability to hold an impaired security to recovery in order to conclude an impairment was temporary with a requirement that an entity conclude it does not intend to sell an impaired security and it will not be required to sell the security before the recovery of its amortized cost basis. The third accounting update, as codified in ASC 825-10-65, increases the frequency of fair value disclosures. These updates were effective for fiscal years and interim periods ended after June 15, 2009. The adoption of these accounting updates did not have a material impact on the Company’s financial statements.

  Effective June 30, 2009, the Company adopted a new accounting standard for subsequent events, as codified in ASC 855-10. The update modifies the names of the two types of subsequent events either as recognized subsequent events (previously referred to in practice as Type I subsequent events) or non-recognized subsequent events (previously referred to in practice as Type II subsequent events). In addition, the standard modifies the definition of subsequent events to refer to events or transactions that occur after the balance sheet date, but before the financial statements are issued (for public entities) or available to be issued (for nonpublic entities). It also requires the disclosure of the date through which subsequent events have been evaluated. The update did not result in significant changes in the practice of subsequent event disclosures, and therefore the adoption did not have a material impact on the Company’s financial statements.

  Effective January 1, 2009, the Company adopted an accounting standard update regarding the determination of the useful life of intangible assets. As codified in ASC 350-30-35, this update amends the factors considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under intangibles accounting. It also requires a consistent approach between the useful life of a recognized intangible asset under prior business combination accounting and the period of expected cash flows used to measure the fair value of an asset under the new business combinations accounting (as currently codified under ASC 850). The update also requires enhanced disclosures when an intangible asset’s expected future cash flows are affected by an entity’s intent and/or ability to renew or extend the arrangement. The adoption did not have a material impact on the Company’s financial statements.

  In February 2008, the FASB issued an accounting standard update that delayed the effective date of fair value measurements accounting for all non-financial assets and non-financial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), until the beginning of the first quarter of fiscal 2009. These include goodwill and other non-amortizable intangible assets. The Company adopted this accounting standard update effective January 1, 2009. The adoption of this update to non-financial assets and liabilities, as codified in ASC 820-10, did not have a material impact on the Company’s financial statements.

  Effective January 1, 2009, the Company adopted a new accounting standard update regarding business combinations. As codified under ASC 805, this update requires an entity to recognize the assets acquired, liabilities assumed, contractual contingencies, and contingent consideration at their fair value on the acquisition date. It further requires that acquisition-related costs be recognized separately from the acquisition and expensed as incurred; that restructuring costs generally be expensed in periods subsequent to the acquisition date; and that changes in accounting for deferred tax asset valuation allowances and acquired income tax uncertainties after the measurement period be recognized as a component of provision for taxes. The adoption did not have a material impact on the Company’s financial statements.

  In September 2009, the FASB issued Update No. 2009-13, “Multiple-Deliverable Revenue Arrangements—a consensus of the FASB Emerging Issues Task Force” (ASU 2009-13). It updates the existing multiple-element revenue arrangements guidance currently included under ASC 605-25, which originated primarily from the guidance in EITF Issue No. 00-21, “Revenue Arrangements with Multiple Deliverables” (EITF 00-21). The revised guidance primarily provides two significant changes: 1) eliminates the need for objective and reliable evidence of the fair value for the undelivered element in order for a delivered item to be treated as a separate unit of accounting, and 2) eliminates the residual method to allocate the arrangement consideration. In addition, the guidance also expands the disclosure requirements for revenue recognition. ASU 2009-13 will be effective for the first annual reporting period beginning on or after June 15, 2010, with early adoption permitted provided that the revised guidance is retroactively applied to the beginning of the year of adoption. The Company is currently assessing the future impact of this new accounting update to its financial statements.

  Effective July 1, 2009, the Company adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 105-10, Generally Accepted Accounting Principles – Overall (“ASC 105-10”). ASC 105-10 establishes the FASB Accounting Standards Codification (the “Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. The Codification superseded all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification is non-authoritative. The FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates (“ASUs”). The FASB will not consider ASUs as authoritative in their own right. ASUs will serve only to update the Codification, provide background information about the guidance and provide the bases for conclusions on the change(s) in the Codification. References made to FASB guidance throughout this document have been updated for the Codification.

  Effective July 1, 2009, the Company adopted FASB ASU No. 2009-05, Fair Value Measurements and Disclosures (Topic 820) (“ASU 2009-05”). ASU 2009-05 provided amendments to ASC 820-10, Fair Value Measurements and Disclosures – Overall, for the fair value measurement of liabilities. ASU 2009-05 provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using certain techniques. ASU 2009-05 also clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of a liability. ASU 2009-05 also clarifies that both a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required are Level 1 fair value measurements. Adoption of ASU 2009-05 did not have a material impact on the Company’s results of operations or financial condition.

  NOTE 3 - GOING CONCERN

  The Company’s financial statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the normal course of business. The Company had cumulative losses of $270,011 as of December 31, 2009. The Company continues to incur expenses as a result of being a public company and also during its search for a merger candidate. The ability of the Company to operate as a going concern depends upon its ability to obtain outside sources of working capital and/or generate positive cash flow from operations. Management is aware of these requirements and is undertaking specific measures to address these liquidity concerns. Specifically, the Company has refocused its efforts on suitable merger candidates. The Company believes its outlook is promising and in particular that internal cash flows will improve and sources of external financing will continue to be available upon demand. Notwithstanding the foregoing, there can be no assurance that the Company will be successful in obtaining such financing, that it will have sufficient funds to execute its business plan or that it will generate positive operating results. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

  NOTE 4 - LOANS PAYABLE

  (A) Related Party

  The table below details transactions for the related party payable to entities affiliated with the Company's President during the years ended December 31, 2009 and 2008 respectively:

Beginning balance payable, as of December 31, 2007	$32,701
Accrued board compensation	24,000
Loan to Company	10,000
Interest accrued on outstanding balance	2,402
Expenses paid on behalf of the Company	2,654
Ending balance payable, as of December 31, 2008	$71,757

Beginning balance payable, as of December 31, 2008	$71,757
Accrued board compensation	24,000
Interest accrued on outstanding balance	1,981
Ending balance payable, as of December 31, 2009	$97,738

  Beginning on July 1, 2009 interest is no longer being assessed on outstanding balance.

  (B) Loans Payable - Other

  During the year ended December 31, 2009 and prior years, an unrelated individual paid expenses on behalf of the Company.  The individual is assisting in the identification of a merger candidate and repayment is expected once a merger transaction is consummated.  The advance was non-interest bearing, unsecured and due on demand.  The balance outstanding as of December 31, 2009 was $117,784 as shown below.

Beginning balance payable, as of December 31, 2008	$60,847
Expenses incurred during the year	56,940
Ending balance payable, as of December 31, 2009	$117,787

  NOTE 5 - INCOME TAXES

  The Company recognized deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carry forwards.  The Company will establish a valuation allowance to reflect the likelihood of realization of deferred tax assets.

  The Company's net deferred tax asset as of December 31, 2009 and December 31, 2008 consisted of the following:

	December 31, 2009	December 31, 2008
Tax Benefit from Net operating loss carry forward	$101,605	$67,800
Valuation allowance	(101,605)	(67,800)
Net deferred tax asset	$-	$-

  The components of current income tax expense for the years ended December 31, 2009 and 2008, respectively, consisted of the following:

	December 31, 2009	December 31, 2008
Current federal tax expense	$-	$-
Current state tax expense	-	-
Change in NOL benefits	33,800	31,400
Change in valuation allowance	(33,800)	(31,400)
Income tax expense	$-	$-

  The following is a reconciliation of the provision for income taxes at the United States federal income tax rate to the income taxes reflected in the Statement of Operations:

	December 31, 2009	December 31, 2008
Tax expense (credit) at statutory rate-federal	(32%)	(35%)
State tax expense net of federal tax	(6%)	(6%)
Changes in valuation allowance	(38%)	(41%)
Tax expense at actual rate	0%	0%

  These net operating loss carry forwards begin to expire in 2029.

  NOTE 6 - COMMITMENTS & CONTINGENCIES

  As of the date of this report, the Company was not aware of any threatened or pending legal proceedings against it.

  NOTE 7 - LOSS PER SHARE

  The Company utilizes SFAS No. 128, "Earnings per Share" to calculate gain/loss per share. Basic earnings/loss per share is computed by dividing the earnings/loss available to common stockholders (as the numerator) by the weighted-average number of common shares outstanding (as the denominator). Diluted earnings/loss per share is computed similar to basic earning/loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if all potential common stock (including common stock equivalents) had all been issued, and if such additional common shares were dilutive.

Basic Earning Per Share Computation	2009	2008

Net (Loss) Income	$(89,735)	$(76,738)

(Loss) Income available to common stockholders	$(89,735)	$(76,738)

Basic (Loss) Income per common share	$(0.00)	$(0.00)
Weighted-average shares used to compute:
Basic (Loss) Income per share	20,534,655	20,534,655

Diluted Earning Per Share Computation	2009	2008

Net (Loss) Income	$(89,735)	$(76,738)

(Loss) Income available to common stockholders	$(89,735)	$(76,738)

Diluted (Loss) Income per common share	$(0.00)	$(0.00)
Weighted-average shares used to compute:
Diluted (Loss) Income per share	20,534,655	20,534,655

  Under SFAS No. 128, where there is a loss, the inclusion of additional common shares is anti-dilutive (since the increased number of shares reduces the per share loss available to common stock holders), and if the additional common shares are anti-dilutive, they are not added to the denominator in the calculation.

  NOTE 8 – STOCKHOLDERS DEFICIT

  As of December 31, 2009, the Company had 500,000,000 shares of common stock, par value $0.000001, and 8,000,000 shares of preferred stock, $0.000001 par value, authorized to be issued.

  On September 28, 2007, the Company re-incorporated in the State of Delaware with the Delaware Corporation being the surviving entity.  Upon the re-incorporation and through the date of this report, the rights and preferences of the Company’s common stock and preferred stock are identified below:

  Common stock:

1.	Authorized shares are 500,000,000
2.	Voting rights are equal to one vote per share of stock
3.	Par value of $0.000001

  Series A Preferred Stock:

1.	Authorized shares are 3,000,000
2.	Voting rights are equal to one vote per share of stock
3.	Par value of $0.000001

  Series B Preferred Stock:

1.	Authorized shares are 5,000,000
2.	Voting rights are equal to the larger of 1,000 votes per share of stock or 51% of the total voting rights of the Company’s stockholders when considering all classes of stock.
3.	Par value of $0.000001
4.	The right to the majority of the seats on the Company’s board of directors

  On June 28, 2007, the company’s sole officer and director, Mark Rentschler, purchased 5,000,000 shares of the company’s Series B Preferred Stock, issued to DSC, by court order dated June 21, 2007 in lieu of repayment of approximately $50,000 in debts Mark Rentschler had incurred during the process of managing the affairs of the company during 2007 and 2006, respectively.

  NOTE 9 - SUBSEQUENT EVENTS

  The Company has evaluated for subsequent events between the balance sheet date of January 31, 2010 and April 9, 2010, the date the financial statements were issued.

  DARWIN RESOURCES, INC.
  (A DEVELOPMENT STAGE COMPANY)

  Financial Statements for June 30, 2010

  DARWIN RESOURCES, INC.

  (A DEVELOPMENT STAGE COMPANY)

  BALANCE SHEETS

	June 30, 2010 (Unaudited)	December 31, 2009
ASSETS

Current Asset
Cash	$315	$404

Total Assets	$315	$404

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

Current Liabilites
Accounts Payable	$5,500	$5,000
Related Party Payable (Note 4)	239,335	207,385
Accrued Expenses	29,781	8,140

Total Liabilites	274,616	220,525

Commitments and Contingencies (Note 6)

Stockholders' Deficit (Note 8)
Series A Preferred stock, $0.000001 par value, 3,000,000 shares authorized, 0 shares issued and outstanding at June 30, 2010 and December 31, 2009	-	-

Series B Preferred stock, $0.000001 par value, 5,000,000 shares authorized, 5,000,000 shares issued and outstanding at June 30, 2010 and December 31, 2009	5	5
Common stock, $0.000001 par value, 500,000,000 shares authorized, 20,534,655 shares issued and outstanding at June 30, 2010 and December 31, 2009	21	21
Additional Paid in Capital	49,864	49,864
Deficit Accumulated During the Development Stage*	(324,191)	(270,011)
Total Stockholders' Deficit	(274,301)	(220,121)
Total Liabilities and Stockholders' Deficit	$315	$404

  The accompanying notes are an integral part of these financial statements.

  DARWIN RESOURCES, INC.

  (A DEVELOPMENT STAGE COMPANY)

  CONDENSED STATEMENTS OF OPERATIONS

	FOR THE SIX MONTHS ENDED JUNE 30,		FOR THE THREE MONTHS ENDED JUNE 30,		Cumulative Period from June 21, 2007 (inception of development stage) to
	2010	2009	2010	2009	June 30, 2010

Net Sales	$-	$-	-	$-	$-
Cost of Sales	-	-	-	-	-
Gross Profit (Loss)	-	-	-	-	-

Operating Expenses
Board Compensation	12,000	12,000	6,000	6,000	72,600
Consulting	18,000	18,000	9,000	9,000	108,000
Investor Relations	530	876	530	876	8,926
Legal	9,884	-	9,884	-	26,845
Other Operating Expenses	13,766	12,840	12,526	8,879	102,814

Total Operating Expenses	54,180	43,716	37,940	24,755	319,185

Loss from Continuing Operations	(54,180)	(43,716)	(37,940)	(24,755)	(319,185)

Interest Expense	-	(1,981)	-	(1,063)	(5,006)

Net Loss Before Income Taxes	(54,180)	(45,697)	(37,940)	(25,818)	(324,191)

Provison for Income Taxes	-	-	-	-	-

Net Loss	$(54,180)	$(45,697)	(37,940)	$(25,818)	$(324,191)

Loss Per Common Share
Basic and Diluted	$(0.00)	$(0.00)	(0.00)	$(0.00)	$(0.02)

Weighted-Average Shares Used to Compute:
Basic and Diluted Loss Per Share	20,534,655	20,534,655	20,534,655	20,534,655	20,534,655

  The accompanying notes are an integral part of these financial statements.

  DARWIN RESOURCES, INC.

  (A DEVELOPMENT STAGE COMPANY)

  CONDENSED STATEMENTS OF CASH FLOWS

	FOR THE SIX MONTHS ENDED JUNE 30,		Cumulative Period from June 21, 2007 (inception of development stage) to
	2010	2009	June 30, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(54,180)	$(45,697)	$(324,191)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Non Cash Consulting Fees	-	-	50,000

Changes in Assets and Liabilities
Increase in Accounts Payable	500	4,409	5,500
Increase in Accrued Expenses	31,950	1,771	33,550
NET CASH USED IN OPERATING ACTIVITES	(21,730)	(39,517)	(235,141)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds From Related Party Payable	21,641	37,431	235,456
NET CASH PROVIDED BY FINANCING ACTIVITIES	21,641	37,431	235,456

(DECREASE) INCREASE IN CASH	(89)	(2,086)	315

CASH - BEGINNING OF PERIOD	404	2,218	-
CASH - END OF PERIOD	$315	$132	$315

  The accompanying notes are an integral part of these financial statements.

  DARWIN RESOURCES, INC.

  (A DEVELOPMENT STAGE COMPANY)

  NOTES TO CONDENSED FINANCIAL STATEMENTS

  NOTE 1 – BASIS OF PRESENTATION AND NATURE OF OPERATIONS

  BASIS OF PRESENTATION AND GOING CONCERN

  The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the United States Securities and Exchange Commission for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows. It is management's opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation. The results for the interim period are not necessarily indicative of the results to be expected for the full year.

  The unaudited interim financial statements should be read in conjunction with the Company’s Form 10-K, which contains the audited financial statements and notes thereto, together with Management’s Discussion and Analysis, for the years ended December 31, 2009 and 2008. The interim results for the period ended June 30, 2010 are not necessarily indicative of the results for the full fiscal year.

  On June 21, 2007, a majority of the stockholders of record of the Company approved a plan of quasi-reorganization which called for restatement of accounts to eliminate the accumulated deficit and related capital accounts on the Company's balance sheet.  The quasi-reorganization was effective June 21, 2007. Since June 21, 2007, the Company has been in the development stage.

  The Company’s management believes the Company is a development stage entity as it is in the process of attempting to acquire assets, namely that of a potential albeit currently unidentified merger candidate, and is also exploring various forms of financing and capital structures in order to facilitate a possible merger with a merger candidate.

  The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company has a deficit accumulated during the development stage of $324,191 as of June 30, 2010 and, at present, operations are being financed by a related party.  These factors raise substantial doubt as to the Company’s ability to continue as a going concern.

  The Company is exploring sources to obtain equity or debt financing. The Company intends to participate in one or more as yet unidentified business ventures, which management may select after reviewing the business opportunities for its profit or growth potential.

  NATURE OF OPERATIONS

  Darwin Resources, Inc. (the "Company") was originally incorporated on June 24, 1993 in the State of Florida as Vitech America, Inc.  On September 28, 2007, the Company re-incorporated in the State of Delaware, with the Delaware Corporation being the surviving entity.

  The Company was originally engaged as a manufacturer and distributor of computer equipment in Brazil.  The Company evolved into a vertically integrated manufacturer and integrator of complete computer systems and business network systems selling directly to end-users.

  On August 17, 2001, the Company filed a voluntary Chapter 7 petition under the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Florida (case no. 01-18857). As a result of the filing, all of the Company's properties were transferred to a United States Trustee and the Company terminated all of its business operations. The Bankruptcy Trustee has disposed of all of the assets. On March 14, 2007 the Chapter 7 bankruptcy was closed by the U.S. Bankruptcy Court Southern District of Florida.

  On June 21, 2007, pursuant to its Order Granting the "plaintiff’s motion for acceptance of receiver’s report and release of receiver" (the "Order") and to close the case, Brian Goldenberg as receiver of Darwin Resources pursuant to Florida Statue 607, the Eleventh Judicial Circuit, In and For Miami-Dade County, Florida was released as receiver of the Company.

  In accordance with the Order, Mr. Goldenberg appointed Mark Rentschler as sole interim Director and President.

  On May 15, 2007, Mark Rentschler paid an estimated $50,000 worth of expenses on behalf of the company.  The Company reimbursed Mr. Rentschler with shares of the Company’s common stock. The Company used these funds to pay the costs and expenses necessary to revive the registrant's business operations. Such expenses included, without limitation, fees to reinstate the Company's corporate charter with the state of Florida; payment of all past due franchise taxes; settling all past due accounts with the registrant's transfer agent; accounting and legal fees; and costs associated with bringing the registrant current with its filings with the Securities and Exchange Commission, etc.

  On June 28, 2007, in accordance with the Order and in lieu of repayment of Mark Rentschler’s capital contribution, the Company issued Dawning Street Corporation (“DSC”) 5,000,000 shares of its newly created Series B Preferred Stock. On May 1, 2010, Richard Astromwas the managing director at DSC. The preferred stock carried voting rights which effectively made DCS the holder of approximately 99% of the voting rights in the Company's outstanding common and preferred stock.  The voting rights also provided that in no event will the preferred stock voting rights consist of less than 51% of the total voting rights in the Company's outstanding common and preferred stock.

  On September 28, 2007, Darwin Resources Inc. was incorporated in Delaware for the purpose of merging with Vitech America, Inc., a Florida Corporation, so as to effect a re-domicile to Delaware.  The Delaware Corporation was authorized to issue 500,000,000 shares of $0.000001 par value common stock and 8,000,000 shares of $0.000001 par value preferred stock. On September 28, 2007, bothVitech America, the Florida corporation and Darwin Resources, the Delaware corporation, signed and filed Articles of Merger, with the respective states, pursuant to which the Delaware corporation, Darwin Resources, was the surviving entity.  The shareholders of record of Vitech America, Inc. received 1 share of new common stock for every 1 share of Vitech America common stock and 1 share for every 1 share of preferred stock they owned.

  On September 28, 2007, the Company changed its name to Darwin Resources Inc. The name was not meant to be indicative of the Company's business plan or purpose. Darwin Resources’ current business plan is to seek, investigate and, if such investigation warrants, acquire an interest in business opportunities presented to it by persons or firms who or which desire to seek the perceived advantages of an Exchange Act registered corporation.

  On January 31, 2008, the Company's trading symbol was changed to "DRWN.PK."

  NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Cash and Cash Equivalents

  For purposes of reporting cash flows, the Company considers all highly liquid debt instruments purchased with maturity of three months or less to be cash equivalents.

  Use of Estimates

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates and assumptions are periodically reviewed and the effects of revisions are reflected in the consolidated financial statements in the period in which they are determined to be necessary.

  Fair Value of Financial Instruments

  For purpose of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.Fair value approximates carrying value.

  Concentrations of Credit Risk

  Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and related party payables. The Company places its cash and temporary cash investments with credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit.

  Income Taxes

  The Company follows the provisions of ASC No. 740, which requires that the impact of tax positions be recognized in the financial statements if they are more likely than not of being sustained upon examination, based on the technical merits of the position.  The Company has a valuation allowance against the full amount of its net deferred tax assets. The Company currently provides a valuation allowance against deferred tax assets when it is more likely than not that some portion, or all of its deferred tax assets, will not be realized.

  The Company is subject to U.S. federal income tax as well as income tax of certain state jurisdictions. The Company has not been audited by the I.R.S. or any states in connection with income taxes. The periods from 2006-2009 remain open to examination by the I.R.S. and state authorities.

  Net Loss per Common Share

  Basicloss per common share is computed by dividing net loss by the weighted average number of common stock outstanding during each period.  There were no potentially dilutive securities outstanding during the period.

  Reclassifications

  Certain reclassifications have been made to the 2009 financial statements to conform to classifications used in the 2010 financial statements.

  NOTE 3 - GOING CONCERN

  The Company’s financial statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the normal course of business. The Company had cumulative losses of $324,191 as of June 30, 2010. The Company continues to incur expenses as a result of being a public company and also during its search for a merger candidate. The ability of the Company to operate as a going concern depends upon its ability to obtain outside sources of working capital and/or generate positive cash flow from operations. Management is aware of these requirements and is undertaking specific measures to address these liquidity concerns. Specifically, the Company has refocused its efforts on suitable merger candidates. Notwithstanding the foregoing, there can be no assurance that the Company will be successful in obtaining such financing, that it will have sufficient funds to execute its business plan or that it will generate positive operating results. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

  NOTE 4 - RELATED PARTY PAYABLE

  The table below details transactions for the related party payable to entities affiliated with the Company's President during the six months ended June 30, 2010:

Beginning Balance Payable, as of December 31, 2009	$207,385
Accrued Board Compensation and Other Operating Expenses	31,950
Ending Balance Payable, as of June 30, 2010	$239,335

  Beginning on July 1, 2009 interest is no longer being assassed on outstanding balance.

  INDEX TO EXHIBITS

  Exhibit A - Certificate of Amendment related to Reverse Split

  Exhibit B - Certificate of Amendment related to Name Change
  Exhibit C - Proposed Agreement and Plan of Merger

  Exhibit A
  Exhibit B

  STATE OF DELAWARE

  CERTIFICATE OF AMENDMENT
  OF
  CERTIFICATE OF INCORPORATION
  OF
  DARWIN RESOURCES, INC.

  First:     That the Board of Directors of Darwin Resources, Inc. (the "Corporation") by Unanimous Written Consent dated as of October 27, 2010, adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of the Corporation as heretofore amended, declaring said amendments to be advisable and calling for the submission of such amendments to the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:

  Resolved, that the Certificate of Incorporation of the Corporation be amended by changing Article thereof numbered "1" so that, as amended, said Article shall be and read as follows:

  ARTICLE I
  NAME

  The name of the Corporation shall be CLEAN SLATE, INC.

  Resolved, that the that the Certificate of Incorporation of the Corporation be amended by changing Article thereof numbered "VI" so that, as amended to add the following first paragraph to said Article:

  ARTICLE VI
  CAPITAL STOCK

  Each One Thousand (1,000) shares of Common Stock outstanding at 9:00 a.m. on the effective date, shall be deemed to be one (1) share of Common Stock of the Corporation, par value $0.000001 per share. There shall be no fractional shares. Odd lots shall be rounded up.

  Second:     All the rest and remaining of the Articles of Incorporation, including the rest of Article VI, shall remain unchanged.

  Third:     That pursuant to Section 228 of the General Corporation Law of the State of Delaware, a consent setting forth resolutions approving the amendments set forth above was signed by holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take action at a meeting at which all shares entitled to vote thereon were present and voted.

  Fourth:     That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

  By: /s/ RICHARD ASTROM
   (Authorized Officer)

  Name: Richard Astrom

  Exhibit A
  Exhibit B

  1

  Exhibit C

  AGREEMENT AND PLAN OF MERGER

  BY AND AMONG

  DARWIN RESOURCES, INC.; CLEAN SLATE ACQUISITION, INC.;

  VIGILANT LEGAL DOCUMENTS, LLC

  AND

  THE PREFERRED SHAREHOLDERS OF DARWIN RESOURCES, INC.

  September __, 2010

  Exhibit C
  1

  Exhibit C
  2

  THE SECURITIES TO WHICH THIS AGREEMENT AND PLAN OF MERGER RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

  AGREEMENT AND PLAN OF MERGER

  This Agreement and Plan Of Merger (this “Agreement”) is made effective as of the __ of September, 2010 by and among Darwin Resources, Inc., a Delaware corporation (“Darwin”); Clean Slate Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Darwin (“Merger Sub”); Vigilant Document Services, LLC, a Florida limited liability company (the “Company”) and Richard Astrom, as the sole beneficial owner of all of Darwin’s outstanding preferred stock (the “Preferred Shareholders”)

  RECITALS:

  A.      The Parties desire to set forth the terms and conditions pursuant to which the Merger Sub shall merge with and into the Company (the “Merger”) following which the separate corporate existence of the Merger Sub shall cease and the Company shall continue as the surviving corporation in the Merger (the “Surviving Corporation”);

  B.      The respective boards of directors of each of Darwin, Merger Sub and the Company deem it advisable and in the best interests of their respective companies that they consummate the Merger;

  C.      The boards of directors of Darwin, Merger Sub and the Company have approved this Agreement and the other matters contemplated hereby; and

  D.      This Agreement, the Merger and the other matters contemplated hereby have been approved by the sole stockholder of Merger Sub and the members of the Company, as required pursuant to the requirements of Delaware General Corporation Law (the “DGCL”) and the Florida Limited Liability Company Act (the “FLLCA”).

  NOW THEREFORE, in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree each with the other as follows:

  ARTICLE 1.      DEFINITIONS

  1.1       Definitions. The following terms have the following meanings, unless the context indicates otherwise:

  Exhibit C
  3

  “Affiliate” means, with respect to any Person, any other Person, directly or indirectly, controlling, controlled by or under common control with such Person. For purposes of this definition a Person is deemed to “control” an Entity if such Person, directly or indirectly, (i) has the power to direct the management or policies of such Entity; or (ii) owns, beneficially or of record (a) an amount of voting securities or other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s board of directors or other governing body or (b) at least fifty percent (50%) of the outstanding equity or financial interests of such Entity.

  “Agreement” means this Agreement and Plan of Merger, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;

  “Applicable Securities Legislation” means all applicable securities legislation in all jurisdictions relevant to the issuance of the Merger Shares;

  “Closing” means the completion of the Transaction, in accordance with Section 2 hereof, at which time the Closing Documents will be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

  “Closing Date” means            , 2010, or a date mutually agreed upon by the parties hereto;

  “Closing Documents” means the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

  “Code” shall mean United States Internal Revenue Code of 1986, as amended.

  “Company” means Vigilant Document Services, LLC;

  “Company Financial Statements” means the audited financial statements of the Company for the period from June 13, 2008 (date of inception)            to            , 2010.

  “Darwin” means Darwin Resources, Inc., a Delaware corporation;

  “Darwin Common Stock” means Darwin common stock, $0.000001 par value per share.

  “Darwin Contract” means any agreement, contract, obligation, arrangement or understanding, whether oral or written, including any amendment, supplement, restatement, renewal or replacement thereto: (i) to which Darwin is a party; (ii) by which Darwin or any of its assets is or may become bound or under which Darwin has, or may become subject to, any obligation; or (iii) under which Darwin has or may acquire any right or interest.

  “Darwin Preferred Stock” means the Darwin Series A Preferred stock, $0.000001 par value per share and the Series B Preferred stock, $0.000001 par value per share;

  Exhibit C
  4

  “Darwin Preferred Shareholders” means the holders of the Darwin Series B Preferred stock;

  “DGCL” means the Delaware General Corporation Law;

  “Dissenting Interests” has the meaning set forth in Section 2.11 hereof;

  “Employee Benefit Plan” shall mean any “employee pension benefit plan” (as defined in Section 3(2) of ERISA, any “employee welfare benefit plan” (as defined in Section 3(1) of ERISA), and any other written or oral plan, agreement or arrangement involving direct or indirect compensation, including, without limitation, insurance coverage, severance benefits, disability benefits, deferred compensation, bonuses, options, or other forms of incentive compensation or post-retirement compensation.

  “Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, limited liability company, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization or entity.

  “Exchange Act” means the Securities Exchange Act of 1934, as amended;

  “FLLCA” means the Florida Limited Liability Company Act;

  “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign, supranational or other government (including the European Union); or (iii) governmental, self-regulatory or quasi-governmental authority of any nature, including any governmental division, department, agency, commission, instrumentality, official, organization, unit, body or Entity and any court or other tribunal.

  “Intellectual Property” means all intellectual property owned or used in the conduct of the business of any Party, as it is currently conducted, including, but not limited to, (i) all United States and foreign patents (both issued and applied for) listed on the Company Disclosure Schedule or Darwin Disclosure Schedule, as applicable, (ii) all trademarks, trade names, service marks, copyrights, and all applications for such trademarks, trade names, service marks and copyrights, and all patent rights in each case listed on the Company Disclosure Schedule or Darwin Disclosure Schedule, as applicable, and (iii) all trade secrets, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material, and all Third Party Intellectual Property Rights including, without limitation, issued United States and foreign patents, patent rights and patent applications (excluding packaged commercially available licensed software programs sold to the public) owned by or for which any Party has acquired the rights to use whether by license or otherwise.

  “Knowledge” means, (a) when made with reference to the Company, the actual knowledge of the executive officers of the Company, and (b) when made with reference to Darwin, the actual knowledge of the executive officers of the Darwin.

  Exhibit C
  5

  “Legal Proceeding” means any ongoing or threatened action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other governmental body or any arbitrator or arbitration panel.

  “Legal Requirements” means any federal, state, local, municipal, foreign, international, multinational or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body.

  “Liabilities” mean any debt, obligation, duty or liability of any nature (including unknown, undisclosed, unmatured, unaccrued, contingent, or indirect) regardless of whether such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with GAAP and regardless of whether such debt, obligation, duty or liability is immediately due and payable.

  “Lien” means any mortgage, pledge, security interest, encumbrance, charge, or other lien (whether arising by contract or by operation of law), other than (i) mechanic’s, materialmen’s, and similar liens, (ii) liens arising under worker’s compensation, unemployment insurance, social security, retirement, and similar legislation, (iii) liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the ordinary course of business of the Company and not material to the Company, and (iv) liens for current Taxes that are being contested in good faith.

  “Loss” means any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by the Parties including damages for lost profits or lost business opportunities.

  “Manager” me ans each individual appointed as a manager of the Company, whether or not such position is referred to as a manager or a director of the Company.

  “Material Adverse Effect” when used in connection with a Party means any change, event, circumstance or effect whether or not such change, event, circumstance or effect is caused by or arises in connection with a breach of a representation, warranty, covenant or agreement of such Party in this Agreement that is or is reasonably likely to be materially adverse to the business, assets (including intangible assets), capitalization, financial condition, operations or results of operations or employees of such Party taken as a whole with its subsidiaries, except to the extent that any such change, event, circumstance or effect results from (i) changes in general economic conditions, (ii) changes affecting the industry generally in which such Party operates (provided that such changes do not affect such Party in a substantially disproportionate manner), or (iii) changes in the trading prices for such Party’s capital stock.

  Exhibit C
  6

  “Material Contract” means a contract, series of contracts or a commitment requiring payments or other consideration by or from the Company in excess of Ten Thousand Dollars ($10,000) during the term of the Contract.

  “Merger Shares” means Darwin Common Stock issued to the Members in consideration for the conversion of the Membership Interests as a result of the Merger, pursuant to the provisions of Article 2 hereafter.

  “Members” shall mean the holders of the Membership Interests of the Company immediately prior to the Effective Time.

  “Membership Interests” means all of the issued and outstanding membership interests of the Company immediately prior to the Effective Time.

  “Merger Sub” means Clean Slate Acquisition, Inc., a Delaware corporation.

  “Merger Sub Common Stock” means the Merger Sub common stock, $0.001 par value per share.

  “Operating Agreement” means the Company’s Operating Agreement, which agreement governs certain operations of the Company similar to that of bylaws of a corporation.

  “Order” shall mean any writ, decree, permanent injunction, order or similar action used in a legal proceeding.

  “Permits” shall mean all permits, licenses, registrations, certificates, Orders or approvals received from any Governmental Body (including, without limitation, those issued or required under applicable export laws or regulations).

  “Person” means any individual, partnership, joint venture, corporation, limited liability company, limited liability partnership, trust or incorporated organization.

  “SEC” means the United States Securities and Exchange Commission;

  “Securities Act” means the Securities Act of 1933, as amended;

  “SEC Reports” means the periodic and current reports filed by Darwin with the SEC pursuant to the Exchange Act.

  “Taxes” means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Internal Revenue Code 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not and including any obligations to indemnify or otherwise assume or succeed to the Tax liability of any other Person.

  Exhibit C
  7

  “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

  “Third Party Intellectual Property Rights” means all material written licenses, sublicenses and other agreements as to which the Company, Darwin or Merger Sub, as applicable, is a party and pursuant to which any of them is authorized to use any third party patents, patent rights, trademarks, service marks, trade secrets or copyrights, including software which is used in such Party’s business or which form a part of any existing product or service of such Party, excluding commercially available licensed software programs sold to the public.

  “Transaction” means the merger of Merger Sub with and into the Company and the issuance of the Merger Shares to the Members;

  “Transaction Documents” means this Agreement, including all schedules and exhibits hereto, along with any and all other documents entered into by the Parties in connection with the transactions contemplated hereunder.

  Exhibits & Schedules. The following exhibits & schedules are attached to and form part of this Agreement:

Exhibit A	-	Officers and Directors to be Appointed after Closing of Merger
Exhibit B	-	Company Legal Opinion (Section 6.2(h))

Schedule 2.4(c)	-	Allocation of Merger Shares to Company Members
Schedule 3.1	-	Company Foreign Jurisdictions; Subsidiaries
Schedule 3.3(a)	-	Company Members and Ownership List
Schedule 3.3(b)	-	Company Warrants, Options and other obligations to issue Company Membership Interests
Schedule 3.6	-	Company Financial Statements – For the period from June 13, 2008 (date of inception) to ______, 2010
Schedule 3.8	-	Liabilities
Schedule 3.10(a)	-	Company Personal Property
Schedule 3.10(b)	-	Company Owned Real Property
Schedule 3.10(c)	-	Company Leased Real Property
Schedule 3.11	-	Company Intellectual Property
Schedule 3.12	-	Company Material Contracts
Schedule 3.13	-	Company Brokers
Schedule 3.14(a)	-	Company Insurance Policies
Schedule 3.15(a)	-	Company Litigation
Schedule 3.15(b)	-	Company Litigation related Documents
Schedule 3.16	-	Company Legal Violations
Schedule 3.17	-	Company Recent Employee Terminations
Schedule 3.18(a)	-	Company Employee Benefit Plans
Schedule 3.18(j)	-	Company Arrangements with Employees
Schedule 3.19	-	Company Permits
Schedule 3.21	-	Company Banking Relationships
Schedule 3.22	-	Company Environmental Protection
Schedule 3.24	-	Company Related Party Transactions

  Exhibit C
  8

  1.2       Currency. All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

  ARTICLE 2.     THE MERGER

  2.1       Merger. Upon and subject to the terms and conditions of this Agreement, Merger Sub shall merge with and into the Company at the Effective Time. From and after the Effective Time (as such term is defined in Section 2.2 hereafter), the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation in the Merger (the “ Surviving Corporation”). Following the Effective Time, the Surviving Corporation shall be operated as a wholly-owned subsidiary of Darwin. Without limiting the generality of the foregoing, at the Effective Time, except as otherwise provided herein, all of the property, rights, privileges, powers and franchises of Merger Sub and the Company shall vest in the Surviving Corporation, and all debts, liabilities and duties of Merger Sub and the Company shall become the debts, liabilities and duties of the Surviving Corporation.

  2.2       Closing; Effective Time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Legal & Compliance, LLC, 330 Clematis Street, Suite 217, West Palm Beach, FL 33401, or such other location mutually agreed upon by the Parties, on or before            , 2010, unless otherwise mutually agreed upon by the Parties (the “Closing Date”). Contemporaneously with the Closing, properly executed Articles of Merger conforming to the requirements of the DGCL (the “Delaware Articles of Merger”) and the FLLCA (the “Florida Articles of Merger”) shall be filed with the office of the Secretary’s of State of Delaware and Florida, as the case may be. The Merger shall become effective only upon the acceptance of the Delaware and the Florida Articles of Merger by the Secretary’s of State of Delaware and Florida, respectively (the “Effective Time”). The Merger shall have the effects specified in this Agreement, the Articles of Merger, and the applicable provisions of the DGCL and the FLLCA.

  2.3       Corporate Structure of the Surviving Corporation; Appointment of New Directors and Resignation of Existing Directors and Officers of the Surviving Corporation. Unless otherwise mutually determined by the Parties hereto prior to the Effective Time: (i) the articles of incorporation of Merger Sub immediately prior to the Effective Time shall be the articles of incorporation of the Surviving Corporation upon and after the Effective Time, until hereafter amended pursuant to the DGCL and (ii) the bylaws of Merger Sub immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation upon and after the Effective Time. In addition, upon the Closing of the Merger the officers and directors of Merger Sub shall become the officers and directors of the Surviving Corporation. At the Effective Time, and in accordance with the provisions of Section 7.7 and 7.8 hereafter, the directors of the Surviving Corporation shall appoint the individuals set forth on Exhibit A attached as new directors of the Surviving Corporation, to serve until such time as their successors are duly elected and qualified, and the existing director immediately thereafter shall resign as a director of the Surviving Corporation. Furthermore, at the Effective Time, and in accordance with the provisions of Section 7.3 hereafter, the officers of the Surviving Corporation also shall resign from all positions held by him in the Surviving Corporation. The remaining directors of the Surviving Corporation, in accordance with the provisions of Section 7.7 and 7.8 hereafter, shall thereafter appoint the individuals listed on Exhibit A as the new officers of the Surviving Corporation, to hold such offices also set forth on Exhibit A until such time as their successors are duly elected and qualified. In accordance with Section 7.7 and 7.8 of the Merger Agreement, the officers and directors of Darwin shall remain the officers and directors of Darwin until such time as the Darwin Preferred Stock has been redeemed in accordance with Section 7.6.

  Exhibit C
  9

  2.4       Consideration; Conversion of Membership Interests.

  (a)     As a result of the Merger, Darwin shall issue to all of the Members an aggregate of            Merger Shares as determined pursuant to provisions of Section 2.4(b) hereafter.

  (b)     At the Effective Time and without any further action on the part of Darwin, the Company, the Surviving Corporation or any other Person, each of the Membership Interests outstanding, immediately prior to the Effective Time (other than any Membership Interests that are Dissenting Interests) shall be converted into the right to receive            Merger Shares, subject to nominal rounding adjustments.

  (c)     Within twenty (20) days after the Closing Date, Darwin shall deliver to the Members in connection with the Merger and in consideration for the conversion of the Membership Interests, stock certificates representing the Merger Shares issued in the names of such Members in the amounts set forth in Schedule 2.4(c) of the Company Disclosure Schedule (as such term is defined in Article 3 hereafter).

  (d)     If any of the stock certificates issuable with respect to the Merger Shares are to be issued in the name of a person other than a Member of record of the Company, it shall be a condition to the issuance of such Merger Shares that (i) the request shall be in writing and properly documented (e.g., assigned, endorsed or accompanied by appropriate transfer powers, (ii) such transfer shall otherwise be proper and in accordance with all applicable federal and state laws, rules and regulations, and (iii) the Person requesting such transfer shall pay to Darwin any transfer or other taxes payable by reason of the foregoing or establish to the satisfaction of Darwin that such taxes have been paid or are not required to be paid. Notwithstanding the foregoing, none of Darwin, the Company, the Surviving Corporation or any of their Affiliates, subsidiaries, directors, managers, officers, agents or employees shall be liable to any Company shareholder for any Merger Shares issued to such Member pursuant to this Section 2.4(d) that are delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

  (e)     In the event any certificate or other instrument representing Membership Interests shall have been lost, stolen or destroyed, the Board of Directors of Darwin may, in its sole discretion and as condition precedent to the issuance of the Merger Shares in consideration therefore pursuant to this Agreement, require the owner of such lost, stolen or destroyed certificate or other instrument representing Membership Interests submit to Darwin an affidavit stating that such certificate or other instrument representing Membership Interests was lost, stolen or destroyed and to give Darwin an indemnity in customary form against any claim that may be made against Darwin with respect to the certificate or other instrument representing Membership Interests alleged to have been lost, stolen or destroyed.

  Exhibit C
  10

  (f)     At the Effective Time, Merger Sub shall employ Scott Forgey as CEO of the Company. Scott Forgey will not receive compensation, nor be entitled to receive compensation, from Darwin. Mr. Forgey shall be subject to an employment agreement in the form attached hereto as Exhibit 2.4(f).

  2.5       Closing of Transfer Books. At the Effective Time, each of the Members shall cease to have any rights as a member of the Company and shall not have any rights as a stockholder or otherwise with respect to the Surviving Corporation (except as set forth in this Agreement with respect to the Merger Shares), and the transfer books of the Company shall be closed with respect to all Membership Interests outstanding immediately prior to the Effective Time. No further transfer of any such Membership Interests shall be made on such transfer books after the Effective Time. If, after the Effective Time, a valid certificate or other instrument previously representing any Membership Interests is presented to Darwin, such certificate or other instrument shall be canceled and exchanged as provided in this Article 2.

  2.6       Actions at the Closing.

  (a)     The Company shall deliver the following to Darwin at the Closing: (i) certificates or any other instruments representing the Membership Interests, accompanied by appropriate transfer powers duly executed in blank or duly executed instruments of transfer and any other documents that are necessary to transfer to Darwin good and valid title to the Membership Interests free and clear of all liens; and (ii) the various certificates, instruments and documents referred to in Article 7 herein to be delivered by the Company. All certificates or other instruments representing the Membership Interests surrendered to Darwin shall be canceled after such delivery. Until surrendered as contemplated by this Section 2.6, each such certificate or other instrument representing Membership Interests (other than any certificate or other instrument representing Dissenting Interests, as defined below) shall be deemed, from and after the Effective Time, to represent only the right to receive the applicable Merger Shares in accordance with this Agreement.

  (b)     Darwin shall deliver to the Company at the Closing, the various certificates, instruments and documents referred to in Article 7 herein. In addition, Darwin shall deliver to each Person entitled to be issued Merger Shares, certificates representing the applicable number of Merger Shares issuable to such Person in accordance with Section 2.4 hereof.

  2.7       Effect on Membership Interests.

  (a)     At the Effective Time, the Membership Interests shall, except for with respect to any Dissenting Interests, by virtue of the Merger and without any action on the part of any Party or the holder thereof, automatically be canceled and extinguished and converted into the right to receive the Merger Shares.

  (b)     At the Effective Time, each Membership Interest issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for approximately            (subject to nominal rounding adjustments) validly issued, fully paid and nonassessable shares of Darwin Common Stock.

  Exhibit C
  11

  (c)     Notwithstanding the foregoing, no fractional shares of Darwin Common Stock shall be issued as part of the Merger Shares. In lieu of issuance of any fractional shares of Darwin Common Stock that would otherwise be issuable, such fractional shares shall be rounded up to the nearest whole number.

  (d)     Notwithstanding the foregoing, no amounts shall be payable at or after the Effective Time with respect to any Dissenting Interests or any Membership Interests with respect to which dissenters’ rights have not terminated. In the case of Dissenting Interests, payment shall be made in accordance with the provisions of Section 2.11 hereafter. In the case of any Membership Interests with respect to which dissenters’ rights have not terminated as of the Effective Time, if such Membership Interests become Dissenting Interests, payment shall be made in accordance with Section 2.11 hereafter and if, instead, the dissenters’ rights with respect to such Membership Interests irrevocably terminate after the Effective Time, such Membership Interests shall only entitle the holders thereof to receive the applicable Merger Shares upon delivery of the certificate(s) or other instrument(s) representing the applicable Membership Interests.

  2.8       Certificate Legends. The Merger Shares to be issued pursuant to this Article 2 shall not have been registered and shall be characterized as “restricted securities” under the federal securities laws, and under any applicable state securities laws. As a result, the Merger Shares may be resold without registration under the Securities Act and any applicable state securities laws only in certain limited circumstances. Each certificate evidencing Merger Shares to be issued pursuant to this Article 2 shall bear the following legend:

  THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

  2.9       Tax and Accounting Consequences. For federal income tax purposes, the Merger is intended to constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code, and the Parties shall report the transactions contemplated herein consistent with such intent and shall take no position inconsistent therewith. The Parties to this Agreement hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

  Exhibit C
  12

  2.10       Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub; the Surviving Corporation and the officers, managers and directors of the Company and Merger Sub are fully authorized in the name of their respective en tities or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

  2.11       Dissenters’ Rights. Membership Interests that have not been voted for approval of this Agreement and the Merger contemplated hereunder, or consented thereto in writing, and with respect to which a demand for payment of “fair value” for such common stock have been properly made in accordance with the FLLCA (“Dissenting Interests”) will not be converted into the right to receive the Merger Shares otherwise payable with respect to such Membership Interests at or after the Effective Time, but will be converted into the right to receive from the Surviving Corporation such consideration as may be determined to be due with respect to such Dissenting Interests pursuant to the FLLCA and any other applicable laws of the state of Florida. If a holder of Dissenting Interests (a “Dissenting Interest Holder”) withdraws his or her demand for such payment and appraisal or becomes ineligible for such payment and appraisal, then, as of the Effective Time or the occurrence of such event of withdrawal or ineligibility, whichever last occurs, such holder’s Dissenting Interests will cease to be Dissenting Interests and will be converted into the right to receive, and will be exchangeable for, the Merger Shares in accordance with Section 2.4 of this Agreement. The Company will give Darwin and Merger Sub prompt notice of any demand received by the Company from a Dissenting Interest Holder for appraisal of such Dissenting Interest Holder’s Membership Interests, and Darwin shall have the right to participate in all negotiations and proceedings with respect to such demand. The Company agrees that, except with the prior written consent of Darwin, or as required under the FLLCA, it will not voluntarily make any payment with respect to, or settle or offer or agree to settle, any such demand for appraisal. Each Dissenting Interest Holder who, pursuant to the provisions of the FLLCA, becomes entitled to payment of the “fair value” of the Dissenting Interests will receive payment therefor but only after the “fair value” has been determined pursuant to such provisions. Any portion of the Merger Shares that would otherwise have been payable with respect to Dissenting Interests if such Membership Interests were not Dissenting Interests will be retained by Darwin.

  ARTICLE 3.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY

  Except as set forth in the Company Disclosure Schedule attached to this Agreement (the “Company Disclosure Schedule”), the Company hereby represents and warrants to Darwin, Merger Sub and the Darwin Preferred Shareholders as follows:

  Exhibit C
  13

  3.1       Organization, Qualification and Corporate Power. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Florida. The Company has all necessary power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own and use its assets in the manner in which its assets are currently owned and used; and (iii) to perform its obligations under all Company Contracts. The Company is not and has not been required to be qualified, authorized, registered or licensed to do business as a foreign corporation in any jurisdiction other than any jurisdictions set forth in Schedule 3.1 of the Company Disclosure Schedule. Except as set forth on Schedule 3.1 of the Company Disclosure Schedule, the Company has no subsidiaries. Except as otherwise set forth in Schedule 3.1 of the Company Disclosure Schedule, the Company does not own any controlling interest in any Entity and has never owned, beneficially or otherwise, any shares or other securities of, or any direct or indirect equity or other financial interest in, any Entity. The Company has not agreed and is not obligated to make any future investment in or capital contribution to any Entity. Neither the Company nor any of the shareholders of the Company has ever approved, or commenced any Legal Proceeding or made any election, in either case, contemplating the dissolution or liquidation of the Company’s business or affairs.

  3.2       Articles of Organization and Operating Agreement; Records. The Company has delivered to Darwin accurate and complete (through the date hereof) copies of: (i) the Company’s articles of organization including all amendments thereto (hereinafter the “Company Charter”); (ii) the Company’s Operating Agreement and all amendments thereto (the “Operating Agreement”); (iii) the records of the Members and Membership Interests of the Company; and (iv) the minutes and other records of the meetings and other proceedings (including any actions taken by written consent or otherwise without a meeting) of the Members, the Managers of the Company and any committees established by the Managers of the Company (the items described in the foregoing clauses “(i)”, “(ii)”, “(iii)” and “(iv)” of this Section 3.2 being collectively referred to herein as the “Company Documents”). There have been no formal meetings held by, or material corporate actions taken by, the Members of the Company, the Managers of the Company or any committee that are not fully reflected in the Company Documents. There has not been any violation of any of the Company Documents, and at no time has the Company taken any action that is inconsistent in any material respect with the Company Documents. The books of account, membership interest records, minute books and other records of the Company are accurate, up-to-date and complete in all material respects, and have been maintained in accordance with prudent business practices.

  3.3       Capitalization.

  (a)     There are currently ___ Membership Interests issued and outstanding. Schedule 3.3(a) of the Company Disclosure Schedule sets forth a complete and accurate list of all Members of the Company, indicating the number of Membership Interests held by each Member and their respective addresses. Each Membership Interest represents an equity interest in the Company equal to approximately _____% of the total outstanding equity interests of the Company. All issued and outstanding Membership Interests prior to the Effective Time have been duly authorized and validly issued, and are fully paid and nonassessable. All of the outstanding Membership Interests of the Company have been duly and validly issued in compliance with the Company Documents and all applicable federal and state securities laws including, without limitation, applicable exemptions from any requirements for registration or qualification. The Membership Interests are free and clear of any liens, pledges, encumbrances, charges, agreements adversely effecting title to such Membership Interests or claims (other than those created by virtue of this Agreement or by Darwin), and the certificates or other instruments evidencing the ownership of such Membership Interests are in proper form for the enforcement of the rights and limitations of rights pertaining to said Membership Interests which are set forth in the Company Charter and the Operating Agreement.

  Exhibit C
  14

  (b)     Except as set forth on Schedule 3.3(b) of the Company Disclosure Schedule, there are no: (i) outstanding subscriptions, options, calls, warrants, rights or agreements (whether or not currently exercisable) to acquire any Membership Interests of the Company; (ii) outstanding notes, instruments or obligations that are or may become convertible into or exchangeable for any Membership Interests of the Company; (iii) Company Contracts (other than this Agreement) under which the Company is or may become obligated to sell, transfer, exchange or issue any Membership Interests of the Company; (iv) agreements, voting trusts, proxies or understandings with respect to the voting, or registration under the Securities Act, or any Membership Interests of the Company; or (v) conditions or circumstances that may give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any Membership Interests.

  3.4       Authorization of Transaction. The Company has all necessary corporate power and authority to enter into and to perform its obligations under the Transaction Documents, and the execution, delivery and performance by the Company of the Transaction Documents have been duly authorized by all necessary action on the part of the Company, its managers and its Members. Each of the Transaction Documents to which the Company is a party constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

  3.5       Noncontravention. Neither the execution, delivery or performance of the Transaction Documents, nor the consummation of any of the transactions contemplated thereby, will directly or indirectly (with or without notice or lapse of time): (i) result in a violation of any of the provisions of the Company Documents; (ii) to the Company’s Knowledge, result in a violation of, or give any governmental body or other Person the right to challenge any of the transactions contemplated by the Transaction Documents or to exercise any remedy or obtain any relief under any, legal requirement or any order to which the Company, or any of the assets owned, used or controlled by the Company, is subject; or (iii) result in a violation or breach of, or result in a default under, with or without notice or lapse of time, any provision of any Material Contract of the Company, except for any violations or breaches which may be caused by the Company’s failure to secure a consent to assign such Company Contract; provided, however, that any such violation or breach would not have a Material Adverse Effect on the Company or the ability of the Parties to consummate the transactions contemplated by this Agreement.

  3.6      Financial Statements. The audited financial statements of the Company for the period from June 13, 2010 (Date of Inception) to            2010 (the “Balance Sheet Date”) are attached hereto on Schedule 3.6 of the Company Disclosure Schedule (the “Company Financial Statements”), which Company Financial Statements are in final draft form and have been prepared in connection with the Merger. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

  Exhibit C
  15

  3.7      Absence of Certain Changes. Since the Balance Sheet Date, the Company has conducted its business as ordinarily conducted consistent with past practice and there has not occurred any change, event or condition (whether or not covered by insurance) that has resulted in, or would reasonably be expected to result in any Material Adverse Effect on the Company.

  3.8      Undisclosed Liabilities. Except as set forth in Schedule 3.8 of the Company Disclosure Schedule, the Company has no Liabilities (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due), except for (a) Liabilities accrued, reflected, or reserved against in the Company Financial Statements, (b) Liabilities which have arisen since the Balance Sheet Date, in the ordinary course of business, (c) contractual or statutory Liabilities incurred in the ordinary course of business, none of which are material in nature or exceed $5,000, in the aggregate (d) Liabilities incurred in connection with the negotiation of the Transaction Documents and the transactions contemplated thereby and (e) Liabilities which would not have a Material Adverse Effect on the Company.

  3.9      Tax Matters. All Tax Returns required to be filed by or on behalf of the Company with any Governmental Body before the Closing Date (the “Company Returns”): (i) have been or will be filed on or before the applicable due date (including any extensions of such due date); (ii) have been, or will be when filed, accurately and completely prepared in all material respects in compliance with all applicable Legal Requirements; and (iii) have been provided or made available to Darwin and Merger Sub. All Taxes owed by the Company have been paid when due, whether or not such amounts are shown on any Company Returns. The Company Financial Statements fully accrue all actual and contingent Liabilities for unpaid Taxes with respect to all periods through the date thereof and the Company has made adequate provision for unpaid Taxes after that date in its books and records. No Company Return is currently under examination or audit by any governmental body. No claim or Legal Proceeding is pending or has been threatened against or with respect to the Company in respect of any Tax. There are no unsatisfied Liabilities for Taxes, including Liabilities for interest, additions to tax and penalties thereon and related expenses, with respect to which any notice of deficiency or similar document has been received by the Company (other than Liabilities for Taxes asserted under any such notice of deficiency or similar document which are being contested in good faith by the Company and with respect to which adequate reserves for payment have been established). There are no Liens for Taxes upon any of the assets of the Company except Liens for current Taxes not yet due and payable.

  3.10      Assets; Equipment and Real Property.

  (a)     Schedule 3.10(a) of the Company Disclosure Schedule sets forth a true and complete list of all inventory, machinery, equipment, furniture, office equipment, raw materials, vehicles and other material items of tangible personal property of every kind owned by the Company and used in connection with its business included on the most recent balance sheet at a book value of more than $2,000 (the “ Company Personal Property”). The Company has good and marketable title to the Company Personal Property, and the Company Personal Property is owned free and clear of all Liens of every kind and nature except as otherwise disclosed in the Company’s Financial Statements. All of the Company Personal Property and other tangible assets owned by or leased to the Company are in good condition and repair, normal wear and tear excepted.

  Exhibit C
  16

  (b)     Schedule 3.10(b) of the Company Disclosure Schedule sets forth a true and complete list of all real property or interests in real property owned by the Company (the “Company Owned Real Property”). The Company has good and marketable title to the Company Owned Real Property and the Company Owned Real Property is owned free and clear of all Liens of every kind and nature except as otherwise disclosed in the Company’s Financial Statements.

  (c)     Schedule 3.10(c) of the Company Disclosure Schedule sets forth a true and complete list of all real property or interests in real property leased by the Company (the “Company Leased Real Property” and together with the Company Owned Real Property, the “Company Real Property”). The Company has delivered to Darwin and Merger Sub accurate and complete copies of all leases and agreements pertaining to the Company Leased Real Property. With respect to each lease and sublease listed in Schedule 3.10(c) of the Company Disclosure Schedule, and except as set forth on such Schedule 3.10(c):

  (i)     the lease or sublease is legal, valid, binding, enforceable and in full force and effect with respect to the Company and, to the Company’s Knowledge, is legal, valid, binding, enforceable and in full force and effect with respect to each other party thereto, and will continue to be so following the Closing in accordance with the terms thereof as in effect prior to the Closing (in each case except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditor’s rights generally, and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought);

  (ii)     the Company is not in breach or default under any such lease or sublease and, to the Company’s knowledge, no other party to the lease or sublease is in breach or default, and, no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder;

  (iii)     there are no oral agreements or forbearance programs in effect as to the lease or sublease;

  (iv)     the Company has not received any written notice of any dispute with regards to any lease or sublease; and

  (v)     the Company has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold or subleasehold.

  (d)     The Company is not in violation of any zoning, building, safety or environmental ordinance, regulation or requirement or other law or rule applicable to the operation of the owned or leased assets (the violation of which would have a Material Adverse Effect on its business), nor has the Company received any written notice of violation with which it has not complied.

  Exhibit C
  17

  3.11       Intellectual Property. Schedule 3.11 of the Company Disclosure Schedule is a true and complete list of (i) all Intellectual Property presently owned or held by the Company and (ii) any license agreements under which Company has access to any confidential information used by the Company in its business (such licenses and agreements, collectively, the “ Intellectual Property Rights”) necessary for the conduct of the Company’s business as conducted and as currently proposed to be conducted by the Company. The Company owns, or has the right to use, free and clear of all Liens, all of the Intellectual Property and the Intellectual Property Rights. There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property and the Intellectual Property Rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to any of the Intellectual Property, the Intellectual Property Rights and the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products. The Company has not received any communications alleging that the Company has violated or, by conducting its business as conducted and as currently proposed to be conducted by the Company, violates any Third Party Intellectual Property Rights and to the Company’s Knowledge, the business as conducted and as currently proposed to be conducted by the Company will not cause the Company to infringe or violate any Third Party Intellectual Property Rights. There is no defect in the title to any of the Intellectual Property or, to the extent that the Company has title to Intellectual Property Rights to any Intellectual Property Rights. To the Company’s Knowledge, no officer, employee or director obligated under any contract (including any license, covenant or commitment of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would conflict or interfere with the performance of such person’s duties as an officer, employee or director of the Company, the use of such person’s best efforts to promote the interests of the Company or the Company’s business as conducted or as currently proposed to be conducted by the Company. No prior employer of any current or former employee of the Company has any right, title or interest in the Intellectual Property and to the Company’s Knowledge, no person or entity has any right, title or interest in any Intellectual Property. It is not and will not be with respect to the business as currently proposed to be conducted necessary for the Company to use any inventions of any of its employees made prior to their employment by the Company. Schedule 3.11 of the Company Disclosure Schedule sets forth the applicable exceptions and qualifications to this Section 3.11.

  3.12       Contracts. Schedule 3.12 of the Company Disclosure Schedule identifies each Material Contract and provides an accurate description of the terms of each Material Contract that is not in written form. The Company has delivered to Darwin accurate and complete copies of all written Material Contracts. Each Material Contract is valid, binding and enforceable by the Company in accordance with its terms subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. Except as set forth in Schedule 3.12 to the Company Disclosure Schedule, the Company has not violated or breached, or committed any default under, any Material Contract, and, to the Company’s Knowledge, no other Person has violated or breached, or committed any default under, any Material Contract. Schedule 3.12 of the Company Disclosure Schedule provides an accurate and complete list of all Consents required under any Material Contract to consummate the transactions contemplated by the Transaction Documents.

  Exhibit C
  18

  3.13       Finder’s Fee. Except as set forth on Schedule 3.13 of the Company Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger or any of the other transactions contemplated by the Transaction Documents based upon any arrangements or agreements made by or on behalf of the Company.

  3.14       Insurance.

  (a)     Schedule 3.14(a) of the Company Disclosure Schedule lists each insurance policy (including fire, theft, casualty, general liability, director and officer, workers compensation, business interruption, environmental, product liability and automobile insurance policies and bond and surety arrangements) to which the Company is a party, a named insured, or otherwise the beneficiary of coverage at any time within the past year. Schedule 3.14(a) of the Company Disclosure Schedule lists each person or entity required to be listed as an additional insured under each such policy. Each such policy is in full force and effect and by its terms and with the payment of the requisite premiums thereon will continue to be in full force and effect following the Closing.

  (b)     The Company is not in breach or default, and does not anticipate being in breach or default after Closing (including with respect to the payment of premiums or the giving of notices) under any such policy, and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default or permit termination, modification or acceleration, under such policy; except for any breach, default, event, termination, modification or acceleration that would not have a Material Adverse Effect on the Company; and the Company has not received any written notice or to the Company’s Knowledge, oral notice, from the insurer disclaiming coverage or reserving rights with respect to a particular claim or such policy in general. The Company has not incurred any material loss, damage, expense or liability covered by any such insurance policy for which it has not properly asserted a claim under such policy.

  3.15       Litigation.

  (a)     Except as set forth in Schedule 3.15(a) of the Company Disclosure Schedule, there is no pending Legal Proceeding, and to the Company’s Knowledge, no Person has threatened to commence any Legal Proceeding, that (i) involves or affects the Company or any of the assets owned or used by the Company, or (ii) that challenges the Merger or any of the other transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.15 of the Company Disclosure Schedule, no Legal Proceeding currently exists that involves or affects the Company or the assets owned by the Company. There is no Order in which the Company is named or to which any of the assets of the Company is subject.

  (b)     Except as set forth in Schedule 3.15(b) of the Company Disclosure Schedule, there are no material agreements or other documents or instruments settling any Legal Proceeding.

  Exhibit C
  19

  3.16       Legal Compliance; Restrictions on Business Activities. Except as set forth in Schedule 3.16 of the Company Disclosure Schedule, the Company is, and has at all times been, in compliance with all applicable Legal Requirements, except to the extent that failure to comply would not be likely to have a Material Adverse Effect on the Company. Except as set forth on Schedule 3.16 of the Company Disclosure Schedule, the Company has never received any notice or other communication from any Person regarding any actual or possible violation of, or failure to comply with, any Legal Requirement. The Company has obtained all material Permits, certificates and licenses required by any Legal Requirement for the conduct of its business and the ownership of its assets. The Company is not in violation of any such Permit, certificate or license, and no Legal Proceedings are pending or, to the Knowledge of the Company, threatened to revoke or limit any such Permit, certificate or license.

  3.17       Employees.

  (a)     To the Company’s Knowledge, no employee has any plans to terminate employment with the Company within six months of the date hereof. The Company is not a party to or bound by any collective bargaining agreement, nor has it experienced any material strikes, grievances, claims of unfair labor practices or other collective bargaining disputes. The Company has no Knowledge of any organizational effort made or threatened, either currently or within the past two years, by or on behalf of any labor union with respect to employees of the Company. The Company is in compliance in all material respects with all currently applicable laws and regulations respecting wages, hours, occupational safety, or health, fair employment practices, and discrimination in employment terms and conditions, and is not engaged in any unfair labor practice except, in each case, where such practice or failure to comply would not reasonably be expected to have a Material Adverse Effect. There are no pending claims against the Company under any workers compensation plan or policy or for long term disability. There are no proceedings pending or, to the Company’s Knowledge, threatened, between the Company and its employees, which proceedings have or would reasonably be expected to have a Material Adverse Effect on the Company.

  (b)     Schedule 3.17 of the Company Disclosure Schedule contains a list of employees whose employment has been terminated by the Company in the ninety (90) days prior to Closing; including the name, address, date and reason for such termination.

  3.18       Employee Benefits.

  (a)     Schedule 3.18(a) of the Company Disclosure Schedule contains a complete and accurate list of all Employee Benefit Plans maintained, or contributed to, by the Company, or any ERISA Affiliate. Complete and accurate copies of (i) all such Employee Benefit Plans which have been reduced to writing, (ii) written summaries of all such unwritten Employee Benefit Plans, (iii) all related trust agreements, insurance contracts and summary plan descriptions and (iv) all annual reports filed on IRS Form 5500, 5500C or 5500R for the last three plan years (or such shorter period with respect to which the Company or any ERISA Affiliate has an obligation file Form 5500) for each Employee Benefit Plan, have been delivered or made available to Darwin. Each Employee Benefit Plan has been administered in all material respects in accordance with its terms and each of the Company, and the ERISA Affiliates has met its obligations in all material respects with respect to such Employee Benefit Plan and has made all required contributions thereto within the time frames as prescribed by ERISA and the Code. The Company and all Employee Benefit Plans are in material compliance with the currently applicable provisions of ERISA and the Code and the regulations thereunder.

  Exhibit C
  20

  (b)     To the Company’s Knowledge, there are no investigations by any governmental body, termination proceedings or other claims (except claims for benefits payable in the normal operation of the Employee Benefit Plans and proceedings with respect to qualified domestic relations orders), suits or proceedings against or involving any Employee Benefit Plan or asserting any rights or claims to benefits under any Employee Benefit Plan that could give rise to any material liability.

  (c)     All the Employee Benefit Plans that are intended to be qualified under Section 401(a) of the Code have received determination letters from the Internal Revenue Service to the effect that such Employee Benefit Plans are qualified and the plans and the trusts related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, or the remedial amendment period for requesting such determination has not yet expired, no such determination letter has been revoked and revocation has not been threatened, and no such Employee Benefit Plan has been amended since the date of its most recent determination letter or application therefor in any respect, and no act or omission has occurred, that would adversely affect its qualification.

  (d)     Neither the Company nor any ERISA Affiliate has ever maintained an Employee Benefit Plan subject to Section 412 of the Code or Title IV of ERISA.

  (e)     At no time has the Company or any ERISA Affiliate been obligated to contribute to any “multi-employer plan” (as defined in Section 4001(a)(3) of ERISA).

  (f)     There are no unfunded obligations under any Employee Benefit Plan providing benefits after termination of employment to any employee of the Company (or to any beneficiary of any such employee), including but not limited to retiree health coverage and deferred compensation, but excluding continuation of health coverage required to be continued under Section 4980B of the Code and insurance conversion privileges under federal or state law.

  (g)     No act or omission has occurred and no condition exists with respect to any Employee Benefit Plan maintained by the Company or any ERISA Affiliate that would subject the Company or any ERISA Affiliate to any material fine, penalty, tax or liability of any kind imposed under ERISA or the Code.

  (h)     No Employee Benefit Plan is funded by, associated with, or related to a “voluntary employee’s beneficiary association” within the meaning of Section 501(c)(9) of the Code.

  (i)     No Employee Benefit Plan, plan documentation or agreement, summary plan description or other written communication distributed generally to employees by its terms prohibits the Company from amending or terminating any such Employee Benefit Plan.

  Exhibit C
  21

  (j)     Schedule 3.18(j) of the Company Disclosure Schedule discloses each: (i) agreement with any Manager, Director, executive officer or other key employee of the Company (A) the benefits of which are contingent, or the terms of which are altered, upon the occurrence of a transaction involving the Company of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee, or (C) providing severance benefits or other benefits after the termination of employment of such Manager, executive officer or key employee; (ii) agreement, plan or arrangement under which any person may receive payments from the Company that may be subject to the tax imposed by Section 4999 of the Code or included in the determination of such person’s “parachute payment” under Section 280G of the Code; and (iii) agreement or plan binding the Company, including, without limitation, any option plan, equity appreciation right plan, restricted equity plan, equity purchase plan, severance benefit plan, or any Employee Benefit Plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

  3.19       Permits. Schedule 3.19 of the Company Disclosure Schedule sets forth a list of all material Permits issued to or held by the Company. Such listed Permits are the only Permits that are required for the Company to conduct its business as presently conducted, except for those the absence of which would not have a Material Adverse Effect on the Company. Each such Permit is in full force and effect and to the Company’s Knowledge, no suspension or cancellation of such Permit is threatened and there is no basis for believing that such Permit will not be renewable upon expiration. Except as set forth on Schedule 3.19 of the Company Disclosure Schedule, each such Permit will continue in full force and effect following the Closing.

  3.20       Books and Records. The minute books and other similar records of the Company contain true and complete records of all material actions taken at any meetings of the Managers or any committee thereof and of all written consents executed in lieu of the holding of any such meetings.

  3.21       Banking Relationships and Investments. Schedule 3.21 of the Company Disclosure Schedule sets forth an accurate, correct and complete list of all banks and financial institutions in which the Company has an account, deposit, safe-deposit box or borrowing relationship, factoring arrangement or other loan facility or relationship, including the names of all persons authorized to draw on those accounts or deposits, or to borrow under loan facilities, or to obtain access to such boxes. The Company Disclosure Schedule sets forth an accurate, correct and complete list of all certificates of deposit, debt or equity securities and other investments owned, beneficially or of record, by the Company (the “Investments”). The Company has good and legal title to all Investments.

  3.22       Environmental Protection.

  (a)     Except as set forth on Schedule 3.22 of the Company Disclosure Schedule, to the Company’s Knowledge no substances that are defined by any Governmental Body of the United States concerning the environment as toxic materials, hazardous wastes or hazardous substances (including without limitation any asbestos, oils, petroleum-derived compound or pesticides) (collectively, “Hazardous Materials ”) are or have been located in, on or about any of the Company’s Leased Real Property in contravention of applicable Legal Requirements.

  Exhibit C
  22

  (b)     Except as set forth on Schedule 3.22 of the Company Disclosure Schedule, to the Company’s Knowledge: (i) the Company’s Leased Real Property has not been used for the storage, manufacture or disposal of Hazardous Materials; (ii) the Company has not used, or provided permission to others to use, its Leased Real Property for the storage, manufacture or disposal of Hazardous Materials; (iii) there are and have been no storage tanks located on any of the Company’s Leased Real Property; and (iv) no Hazardous Materials have been transported off site from the Company’s leased real property, in contravention of applicable Legal Requirements.

  3.23       Dissenting Interests. No holder of Membership Interests who has the right to dissent to the Merger and demand payment for such Membership Interests has dissented and demanded payment for the “fair value” of such Membership Interests in accordance with the FLLCA in connection with the Merger, including any such holder that subsequently has withdrawn, failed to perfect or otherwise lost such holder’s right to such payment.

  3.24       Related Party Transactions. Except as set forth on Schedule 3.24 of the Company Disclosure Schedule, the Company Contracts do not include any agreement with or any other commitment to (a) any officer or director of the Company; (b) any individual related by blood or marriage to any such officer or director; (c) any Entity in which the Company or any such officer, director or related person has an equity or participating interest or (d) any other Affiliate of the Company.

  3.25      Officer and Manager Information. During the past five (5) years, neither the Company, nor any of its officers or Managers, nor any person intended upon consummation of the Merger to be appointed by the Company to become an officer or director of the Surviving Corporation or Darwin or any successor entity or subsidiary, has been the subject of:

  (a)     a petition under the federal bankruptcy laws or any other insolvency or moratorium law or a petition seeking to appoint a receiver, fiscal agent or similar officer for the business or property of the Company or such person, or any partnership in which the Company or any such person was a general partner at or within two (2) years before the time of such filing, or any corporation or business association of which any such person was an executive officer at or within two years before the time of such filing;

  (b)     a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations which do not relate to driving while intoxicated or driving under the influence of an intoxicating substance);

  (c)     any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining the Company or any such person from, or otherwise limiting, the following activities:

  (i)     Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

  Exhibit C
  23

  (ii)     Engaging in any type of business practice; or

  (iii)     Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal, state or other securities laws or commodities laws;

  (d)     any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of the Company or any such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

  (e)     a finding by a court of competent jurisdiction in a civil action or by the Commission to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

  (f)     a finding by a court of competent jurisdiction in a civil action or by the United States Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

  3.26       Access to Information. The Company has allowed Darwin and its agents reasonable access to the files, books, records and offices of the Company, including, without limitation, any and all information relating to the Company’s taxes, commitments, contracts, leases, licenses, and real, personal and intangible property and financial condition. The Company has caused its accountants to cooperate with Darwin and its agents in making available all financial information reasonably requested, including without limitation the right to examine all working papers pertaining to the Company Financial Statements.

  3.27      Disclosure. The Company has not made any representation, warranty, covenant or statement in this Agreement, or in any of the schedules or exhibits attached to this Agreement, that contains any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made herein and therein, in the light of the circumstances under which they were made, not misleading.

  ARTICLE 4.      REPRESENTATIONS AND WARRANTIES OF DARWIN AND MERGER SUB.

  Each of Darwin and Merger Sub, jointly and severally, represents and warrants to the Company that, as of the date hereof, the statements contained in this Article 4 are true and correct, except as set forth in the schedule provided by Darwin and Merger Sub to the Company and attached hereto (the “Darwin Disclosure Schedule”) or in the SEC Reports:

  Exhibit C
  24

  4.1       Organization, Qualification and Corporate Power. Darwin is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Delaware and Merger Sub has all necessary power and authority: (i) to conduct its business in the manner in which its business is currently being conducted and proposed to be conducted after the Merger, as applicable; (ii) to own and use its assets in the manner in which its assets are currently owned and used and as proposed after the Merger as applicable; and (iii) to perform its obligations under all Darwin Contracts. Neither Darwin nor Merger Sub is and has not been required to be qualified, authorized, registered or licensed to do business as a foreign corporation in any jurisdiction other than any jurisdictions identified in the SEC Reports. Except for Merger Sub and as otherwise set forth in the SEC Reports, Darwin has no subsidiaries, does not own any controlling interest in any Entity and has never owned, beneficially or otherwise, any shares or other securities of, or any direct or indirect equity or other financial interest in, any Entity. Except as set forth in the SEC Reports, neither Darwin nor Merger Sub has agreed and is not obligated to make any future investment in or capital contribution to any Entity.

  4.2      Certificate of Incorporation and Bylaws. Darwin has delivered to the Company accurate and complete (through the date hereof) copies of the certificate of incorporation and bylaws, including all amendments thereto, of Darwin and (ii) the certificate of incorporation and bylaws, including all amendments thereto, of Merger Sub (collectively, the “Darwin Documents”). There has not been any violation of any of the Darwin Documents, and at no time has Darwin taken any action that is inconsistent in any material respect with the Darwin Documents. The books of account, stock records, minute books and other records of Darwin and Merger Sub are accurate, up-to-date and complete in all material respects, and have been maintained in accordance with Legal Requirements and prudent business practices.

  4.3      Capitalization.

  (a)     Except as set forth in section 4.3(b) below, the authorized capital stock of Darwin consists of: (i) 500,000,000 shares of Darwin Common Stock, of which 20,534,655 shares are issued outstanding immediately prior to the Closing Date; and (ii) 8,000,000 shares of preferred stock, of which no shares of Series A Preferred Stock are issued and outstanding and 5,000,000 shares of Series B Preferred Stock are issued and outstanding immediately prior to the Closing Date. The authorized capital stock of Merger Sub consists of (iii) 5 million shares of Merger Sub Common Stock, of which 20,534,655 shares are issued and outstanding immediately prior to the Closing Date, all of which are owned by Darwin; and (iv) 1 million      shares of preferred stock, of which none are issued and outstanding. All of the outstanding shares of Darwin capital stock and Merger Sub capital stock have been duly authorized and validly issued and are fully paid and nonassessable. All of the outstanding shares of Darwin capital stock and Merger Sub capital stock have been issued in compliance with the Darwin Documents and all applicable federal and state securities laws and other applicable Legal Requirements and all requirements set forth in the applicable Darwin Documents, and are owned, beneficially and of record, by those stockholders set forth on the most recent stockholders list held by Darwin transfer agent.

  Exhibit C
  25

  (b)     Except with respect to the Darwin Preferred Stock and as set forth in the SEC Reports or the Transaction Documents, there are no, (i) outstanding subscriptions, options, calls, warrants, rights or agreements (whether or not currently exercisable) to acquire any shares of capital stock or other securities of Darwin; (ii) outstanding securities, notes, instruments or obligations that are or may become convertible into or exchangeable for any shares of capital stock or other securities of Darwin; (iii) outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the capital stock of Darwin; (iv) contracts (other than this Agreement) under which the Darwin is or may become obligated to sell, transfer, exchange or issue any shares of capital stock or any other securities; (v) agreements, voting trusts, proxies or understandings with respect to the voting, or registration under the Securities Act, of any shares of capital stock of Darwin; or (vi) conditions or circumstances that may give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of Darwin.

  4.4      Authorization of Transaction. Each of Darwin and Merger Sub has all necessary corporate power and authority to enter into and to perform its obligations under the Transaction Documents, and the execution, delivery and performance by Darwin and Merger Sub of the Transaction Documents have been duly authorized by all necessary action on the part of Darwin and Merger Sub and their respective board of directors and, in the case of Merger Sub, the sole stockholder, Darwin. For each of Darwin and Merger Sub, the Transaction Documents to which each is a party constitutes the legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

  4.5      Noncontravention. Neither the execution, delivery or performance of the Transaction Documents, nor the consummation of any of the transactions contemplated thereby, will directly or indirectly (with or without notice or lapse of time): (i) result in a violation of any of the provisions of the Darwin Documents; (ii) to Darwin or Merger Sub’s Knowledge, result in a violation of, or give any Governmental Body or other Person the right to challenge any of the transactions contemplated by the Transaction Documents or to exercise any remedy or obtain any relief under any, Legal Requirement or any Order to which Darwin or Merger Sub, or any of the assets owned, used or controlled by Darwin or Merger Sub, is subject; or (iii) result in a violation or breach of, or result in a default under, with or without notice or lapse of time, any provision of any material Darwin Contract.

  4.6       SEC Reports; Darwin Financial Statements.

  (a)     Darwin has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since inception (the foregoing materials, together with all documents or reports filed by the Company under the Exchange Act that were not required to be filed, being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the Schedules to this Agreement, the “Disclosure Materials”). The SEC Reports: (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Laws and other applicable Legal Requirements and (ii) did not, at the time they were filed (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such amended or subsequent filing or, in the case of registration statements, at the effective date thereof) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such SEC Reports or necessary in order to make the statements in such SEC Reports, in light of the circumstances under which they were made, not misleading.

  Exhibit C
  26

  (b)     The financial statements of Darwin included in the SEC Reports (the “Darwin Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. The Darwin Financial Statements have been prepared in accordance with GAAP, except as may be otherwise specified in the Darwin Financial Statements or the notes thereto, and fairly present in all material respects the assets, liabilities, financial position and results of operations of Darwin as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

  4.7       Absence of Certain Changes.

  (a)     Since the Balance Sheet Date, Darwin has conducted its business as ordinarily conducted consistent with past practice and there has not occurred any change, event or condition (whether or not covered by insurance) that has resulted in, or would reasonably be expected to result in any Material Adverse Effect on Darwin or Merger Sub.

  (b)     Since the Balance Sheet Date, except as disclosed in the SEC Reports and as contemplated by the Merger, Darwin has not issued, transferred, sold, encumbered or pledged the Darwin Common Stock, shares of or other securities (including securities convertible into or exchangeable for, or options or rights to acquire, shares of Darwin Common Stock or other securities) of Darwin.

  (c)     Since the Balance Sheet Date, except as disclosed in the SEC Reports and as contemplated by the Merger, Darwin has not entered into or amended any (i) employment agreements or any other type of employment arrangements, (ii) severance or change of control agreements or arrangements, or (iii) deferred compensation agreements or arrangements.

  4.8       Undisclosed Liabilities. Neither Darwin nor Merger Sub has any Liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due), except for (a) Liabilities accrued, reflected, reserved against in the Darwin Financial Statements, (b) Liabilities which have arisen since the Balance Sheet Date, in the ordinary course of business, (c) contractual or statutory Liabilities incurred in the ordinary course of business, the aggregate when combined with those shown in the Financial Statements shall not exceed $10,000, none of which are material in nature and (d) Liabilities which would not have a Material Adverse Effect on Darwin or Merger Sub.

  4.9      Tax Matters.

  (a)     All Tax Returns required to be filed by or on behalf of Darwin with any Governmental Body before the Closing Date (the “Darwin Returns”): (i) have been or will be filed on or before the applicable due date (including any extensions of such due date); (ii) have been, or will be when filed, accurately and completely prepared in all material respects in compliance with all applicable Legal Requirements; and (iii) have been provided or made available to the Company. All Taxes owed by Darwin have been paid when due, whether or not such amounts are shown on any Darwin Return. The Darwin Financial Statements fully accrue all actual and contingent Liabilities for unpaid Taxes with respect to all periods through the date thereof and Darwin has made adequate provision for unpaid Taxes after that date in its books and records. No Darwin Return is currently under examination or audit by any Governmental Body. No claim or Legal Proceeding is pending or has been threatened against or with respect to Darwin in respect of any Tax. There are no unsatisfied Liabilities for Taxes, including Liabilities for interest, additions to tax and penalties thereon and related expenses, with respect to which any notice of deficiency or similar document has been received by Darwin (other than Liabilities for Taxes asserted under any such notice of deficiency or similar document which are being contested in good faith by Darwin and with respect to which adequate reserves for payment have been established). There are no Liens for Taxes upon any of the assets of Darwin except Liens for current Taxes not yet due and payable.

  Exhibit C
  27

  4.10       Merger Sub Formation. Merger Sub is a newly-formed corporation and does not (nor has it ever had) more than nominal assets.

  4.11      Intellectual Property. Darwin does not currently own or have rights to any Intellectual Property other than as disclosed in the SEC Reports.

  4.12       Finder’s Fees. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Merger or any of the other transactions contemplated by the Transaction Documents based upon any arrangements or agreements made by or on behalf of Darwin or Merger Sub.

  4.13      Litigation.

  (a)     Except as disclosed in the SEC Reports, there is no pending Legal Proceeding, and to Darwin’s Knowledge, no Person has threatened to commence any Legal Proceeding, that (i) involves or affects Darwin or Merger Sub or any of the assets owned or used by either of them, or (ii) that challenges the Merger or any of the other transactions contemplated by the Transaction Documents. No Legal Proceeding has ever been commenced that involves or affects Darwin or Merger Sub or the assets owned by either of them.

  (b)     Except as disclosed in the SEC Reports, there are no material agreements or other documents or instruments settling any Legal Proceeding.

  4.14       Merger Shares. The Merger Shares have been duly authorized and, when issued in consideration for the conversion of the Membership Interests, as a result of the Merger and pursuant to the terms hereof, will be validly issued, fully paid and non-assessable, and not subject to any Liens, restrictions of any kind, preemptive rights or any other rights or interests of third parties or any other encumbrances, except for applicable securities law restrictions on transfer, including those imposed by Regulation D under the Securities Act (“Regulation D”) or Section 4(2) of the Securities Act and Rule 144 promulgated under the Securities Act and under applicable “blue sky” state securities laws. Assuming that all of the Members are “accredited investors,” as such term is defined in Regulation D, and that all such Persons have complied with all of the terms and conditions of this Agreement, and subject to the completion of applicable state notice filings and the filing of a Form D with the Commission following the Effective Time, the offer and sale of the Merger Shares under this Agreement will be exempt from the registration requirements of the Securities Act and in compliance with all federal and state securities laws.

  Exhibit C
  28

  4.15      Business of Merger Sub. Merger Sub is not and has never been a party to any material agreements and has not conducted any activities other than in connection with the organization of Merger Sub, the issuance of Merger Sub Common Stock, the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby. Merger Sub has not incurred or assumed any expenses or liabilities prior to the Closing.

  ARTICLE 5.      REPRESENTATIONS AND WARRANTIES OF DARWIN PREFERRED SHAREHOLDERS

  The Darwin Preferred Shareholders represent and warrant to the Company that, as of the date hereof, the statements contained in this Article 5 are true and correct.

  5.1       The Darwin Preferred Shareholders are the registered and beneficial owner of the Darwin Preferred Stock;

  5.2      Immediately prior to and at the Closing, the Darwin Preferred Shareholders shall be the legal and beneficial owner of the Darwin Preferred Stock;

  5.3      There are no written instruments, buy-sell agreements, voting agreements or other agreements imposing any restrictions upon the transfer, prohibiting the transfer of or otherwise pertaining to Darwin Preferred Stock or the ownership thereof; and

  5.4       The Darwin Preferred Shareholders has the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered hereunder, to consummate the transactions hereby contemplated, and to take all other actions required to be taken by such party pursuant to the provisions hereof.

  ARTICLE 6.      CONDITIONS TO CONSUMMATION OF MERGER

  6.1       Conditions to Each Party’s Obligations.

  The respective obligations of each Party to consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction of the following conditions unless any such condition is waived, in writing, by the other Party:

  (a)     Darwin, Merger Sub and the Company shall be satisfied that the issuances of the Merger Shares in the transaction shall be exempt from registration with the Commission under Regulation D of the Securities Act and Section 4(2) of the Securities Act;

  (b)     no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger shall have been issued, nor shall any proceeding brought by any Governmental Body, seeking any of the foregoing be pending; nor shall there be any action taken, or any statute, rule, regulation or Order enacted, entered, enforced or deemed applicable to the Merger which makes the consummation of the Merger illegal; and

  Exhibit C
  29

  (c)     no proceeding in which the Company, Darwin or Merger Sub shall be a debtor, defendant or party seeking an Order for its own relief or reorganization shall have been brought or be pending by or against the Company, Darwin or Merger Sub under any United States or state bankruptcy or insolvency law.

  (d)     the satisfaction of the applicable conditions set forth in Article 7 herein.

  6.2       Conditions to Obligations of Darwin and Merger Sub.

  The obligation of each of Darwin and Merger Sub to consummate the Merger is subject to the satisfaction of the following additional conditions, unless any such condition is waived, in writing, by Darwin:

  (a)     this Agreement and the Merger shall have been approved and adopted by (i) the Managers of the Company and (ii) the Members in accordance with the Company’s Operating Agreement and the FLLCA;

  (b)     the Company shall have obtained all of the waivers, Permits, Consents, assignments, approvals or other authorizations, and effected all of the registrations, filings and notices, referred to in the Company Disclosure Schedule, except for any which if not obtained or effected would not have a Material Adverse Effect on the Company or on the ability of the Parties to consummate the transactions contemplated by this Agreement;

  (c)     the representations and warranties of the Company set forth in Article 3 shall be true and correct as of the Closing Date, except for representations and warranties made as of a specified date, which shall be true and correct as of such date;

  (d)     the Company shall have performed or complied with, in all material respects, its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Effective Time;

  (e)     Darwin and Merger Sub shall have received from the Secretary of the Company a certificate (i) certifying the Company’s Articles of Organization, as amended, (ii) certifying the Company Operating Agreement, as amended, (iii) certifying the resolutions of the Managers of the Company, (vi) certifying the resolutions of the Members of the Company, and (v) attesting to the incumbency of the officers of the Company;

  (f)     Darwin and Merger Sub shall have received from the President of the Company a certificate certifying (i) the Company has satisfied and complied with all of its obligations under this Agreement which are required to consummate the Merger; and (ii) all of the Company’s representations and warranties set forth in this Agreement are true and accurate as of the Closing Date;

  (g)     the Company shall have delivered the certificates or other instruments representing the Membership Interests, in the manner described in Section 2.6(a) hereof, as well as all other documents required to be delivered to Darwin on or before the Closing Date;

  (h)     the Company shall have delivered an opinion from its counsel, in the form of opinion annexed hereto as Exhibit B; and

  Exhibit C
  30

  (i)     all actions to be taken by the Company in connection with the consummation of the transactions contemplated hereby, and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Darwin and Merger Sub and their legal counsel.

  6.3       Conditions to Obligations of the Company.

  The obligation of the Company to consummate the Merger is subject to the satisfaction of the following additional conditions, unless any such condition is waived, in writing, by the Company:

  (a)     this Agreement and the Merger shall have been approved and adopted by (i) the respective boards of directors of Darwin and Merger Sub and (ii) Darwin, the sole stockholder of Merger Sub in accordance with the DGCL;

  (b)     Darwin and Merger Sub shall have obtained all of the waivers, Permits, Consents, approvals or other authorizations, and effected all of the registrations, filings and notices (including, but not limited to any filings that are required pursuant to applicable federal and state securities laws), except for any which if not obtained or effected would not have a Material Adverse Effect on Darwin and Merger Sub or on the ability of the Parties to consummate the transactions contemplated by this Agreement;

  (c)     each of Darwin and Merger Sub shall have performed or complied with in all material respects its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Effective Time;

  (d)     the representations and warranties of Darwin and Merger Sub set forth in Article 4 shall be true and correct as of the Closing Date, except for representations and warranties made as of a specified date, which shall be true and correct as of such date;

  (e)     the Company shall have received from the Secretary of Darwin a certificate (i) certifying the Articles of Incorporation of Darwin, as amended; (ii) certifying the Bylaws of Darwin; (iii) certifying the resolutions of the Board of Directors of Darwin, and (iii) attesting to the incumbency of the officers of Darwin;

  (f)     the Company shall have received from the Secretary of Merger Sub a certificate (i) certifying the Articles of Incorporation of Merger Sub, (ii) certifying the Bylaws of Merger Sub, (iii) certifying the resolutions of the Board of Directors and the sole stockholder of Merger Sub, and (iv) attesting to the incumbency of the officers of Merger Sub;

  (g)     the Company shall have received from the President of Darwin a certificate certifying (i) Darwin has satisfied and complied with all of its obligations under this Agreement which are required to consummate the Merger; and (ii) all of the Darwin’s representations and warranties set forth in this Agreement are true and accurate as of the Closing Date;

  Exhibit C
  31

  (h)     the Company shall have received from the President of Merger Sub a certificate certifying (i) Merger Sub has satisfied and complied with all of its obligations under this Agreement which are required to consummate the Merger; and (ii) all of the Merger Sub’s representations and warranties set forth in this Agreement are true and accurate as of the Closing Date;

  (i)     Darwin shall have delivered all other documents required to be delivered to the Company on or before the Closing Date; and

  (j)     all actions to be taken by the Darwin and the Merger Sub in connection with the consummation of the transactions contemplated hereby, and all certificates, instruments and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Company.

  ARTICLE 7.     OTHER AGREEMENTS AND COVENANTS

  7.1       Registration. As soon as practicable after the Closing and within sixty (60) days thereafter, Darwin shall file with the SEC a registration statement on Form S-1 (or any successor form thereto)(the “Registration Statement”), to register: (a) the shares underlying the Darwin Series B Preferred Stock if such preferred stock has not been previously redeemed, and (b) the shares of common stock issued by Darwin in the Private Placement (defined below) and the Other Issuances (defined below), and (c) any such securities that Darwin deems appropriate. Darwin shall use its best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable and to cause the Registration Statement to remain effective until the second anniversary of the Closing Date or such shorter time ending when all of the securities covered by the Registration Statement have been sold pursuant thereto (the “Effectiveness Period”). The holders of such shares shall cooperate fully in the preparation and prosecution of the Registration Statement.

  7.2      Change; Reverse Stock Split. Simultaneously with the Closing, Darwin shall changes its name to Clean Slate, Inc. and shall complete a 1:1000 reverse split of its pre-Merger common stock and shall have filed with the SEC an Information Statement on Schedule 14C setting forth in detail the terms of the Merger as required therein.

  7.3      Private Placement. Simultaneously with the Closing, Darwin shall close on a private offering of its securities in which it will raise up to One Hundred Thousand Dollars ($100,000) (the “Private Placement”).

  7.4      Other Shares Issuances. In connection with the Merger, Darwin shall issue shares of its post reverse split common stock as set forth below (the “Other Issuances”):

  (a)     500,000 shares to Legal & Compliance, LLC

  (b)           shares to Frank Benedetto or Mirador Consulting

  7.5       Option to Purchase the Company.

  Exhibit C
  32

  (a)     On June 8, 2010, Seek Foundation Inc. (“Seek”) and Sage Associates LLC (“Sage”) entered into a Stock Purchase Agreement, which Agreement was amended on August 18, 2010 pursuant to that certain Addendum to Stock Purchase Agreement (collectively, the “Stock Purchase Agreement”). Pursuant to the Stock Purchase Agreement, Seek has the option to purchase from Sage all of Sage’s ownership interest in the Company (the “Option”).

  (b)     Prior to Closing, Seek and Sage shall terminate such Option and this Merger Agreement shall be the sole Agreement in place as to the acquisition of the Company such that the parties hereto can consummate the Merger as contemplated herein.

  7.6      Redemption of Preferred Stock. Upon effectiveness of the Form S-1 referred in Section 7.1 above (the “Form S-1”), Darwin shall redeem (the “Redemption”) from the Preferred Shareholders all of Darwin’s currently outstanding Series B Preferred Stock. The purchase price shall be: (a) $500,000 cash and (b) ________ shares of common stock, to be registered in the Form S-1. The use of proceeds from the funds raised in the Form S-1 shall be first used to pay the purchase price and redeem the Preferred Stock. At such time that the holder of said Preferred Stock receives the purchase price, said Preferred Stock shall be transferred to Darwin for redemption.

  7.7      Resignation of Darwin Officers and Directors. At such time as the Redemption closes and the purchase price has been paid as set forth in Section 7.6 above, then the current officers and directors of Darwin shall resign as officers and directors of Darwin.

  7.8      Appointment of New Directors of Darwin and the Surviving Corporation; Resignation of Directors and Officers of Darwin and the Surviving Corporation. Subject to Section 7.7, above, immediately after the Closing of the Merger, the directors of Darwin and the Surviving Corporation shall appoint the individuals set forth on Exhibit A attached as new directors of Darwin and the Surviving Corporation, respectively, to serve until such time as their successors are duly elected and qualified, and the existing directors immediately thereafter shall resign as directors of Darwin and the Surviving Corporation. Furthermore, at such time, the officers of Darwin and the Surviving Corporation also shall resign from all positions held by him in Darwin and the Surviving Corporation, respectively. The remaining directors of Darwin and the Surviving Corporation shall thereafter appoint the individuals listed on Exhibit A as the new officers of Darwin and the Surviving Corporation, respectively, to hold such offices also set forth on Exhibit A until such time as their successors are duly elected and qualified.

  7.9      Securities Laws Disclosure. Darwin shall, within four (4) Business Days after the Closing Date, file a Current Report on Form 8-K (the “Form 8-K”) with the Commission which shall summarize the transactions consummated pursuant to the Transaction Documents. Additionally, as soon as possible, but in any event not more than seventy-five (75) days after the Closing Date, Darwin shall file an amendment to the Form 8-K (the “Form 8-K Amendment”) for the purpose of filing with the Commission the Company Financial Statements, along with any applicable pro forma financial information. In addition, Darwin shall use its best efforts to include in the Form 8-K (i) any material information about the Company and its business that has been provided to management and/or stockholders of Darwin prior to the Merger and (ii) any other material non-public information provided to such Persons; provided, however, that if Darwin is unable to include all of such information in the Form 8-K, for any reason, it shall publicly file such information no later than its filing of the Form 8-K Amendment.

  Exhibit C
  33

  7.10      Securing of Consents for Assignment of Material Contracts. Promptly after the Closing, and to the extent that such has not been secured on or prior to the Closing Date, Darwin and/or its applicable subsidiary of the Company shall use its best efforts to secure the consents of the applicable parties to all Material Contracts, as required, in order to comply with the assignment provisions of such Material Contracts.

  7.11      Best Efforts and Further Assurances. Each of the Parties shall use its best efforts to effectuate the transactions contemplated hereby and to fulfill and cause to be fulfilled the conditions to Closing under this Agreement. Each Party hereto, at the reasonable request of another Party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

  ARTICLE 8.     TERMINATION

  8.1      Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

  (a)     mutual agreement of the Parties;

  (b)     Darwin, if there has been a material breach by the Company of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of the Company that is not cured, to the reasonable satisfaction of Darwin, within ten business days after notice of such breach is given by Darwin (except that no cure period will be provided for a breach by the Company that by its nature cannot be cured);

  (c)     The Company, if there has been a material breach by Darwin of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Darwin that is not cured, to the reasonable satisfaction of the Company , within ten business days after notice of such breach is given by the Company (except that no cure period will be provided for a breach by Darwin that by its nature cannot be cured);

  (d)     Any Party, if the Transaction contemplated by this Agreement has not been consummated prior to            , 2010 unless the Parties agree to extend such date in writing; or

  (e)     Any Party, if any injunction or other order of a governmental entity of competent authority prevents the consummation of the Transaction contemplated by this Agreement.

  8.2      Effect of Termination. In the event of the termination of this Agreement as provided in Section 8.1 hereto, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations; and notwi thstanding anything to the contrary, the Darwin Preferred Shareholders shall be entitled to retain all cash received through the date of termination.

  Exhibit C
  34

  ARTICLE 9.     INDEMNIFICATION REMEDIES, SURVIVAL

  9.1       Survival of Representations, Warranties and Covenants.

  (a)     All representations and warranties of the parties contained in this Agreement will remain operative and in full force and effect, regardless of any investigation made by or on behalf of the other Parties to this Agreement, until two (2) years after the Closing Date (the “Survival Period”), whereupon such representations, warranties and covenants will expire (except for covenants that by their terms survive for a longer period). The Parties post-closing remedies for a breach are not limited by the pre-closing discovery of a breach.

  (b)     All covenants of the parties contained in this Agreement shall remain operative for such periods of time as necessary for the applicable Party to fulfill such covenant, unless otherwise agreed in writing by the other Parties.

  9.2       Indemnification of Darwin and the Darwin Preferred Shareholders. Subject to any limitations set forth in this Article 9, from and after the Closing Date until the expiration of the Survival Period, the Company shall reimburse and hold harmless Darwin, the Darwin Preferred Shareholders and the following persons existing immediately prior to the Effective Time: (i) Darwin officers, directors, stockholders, agents and employees and (ii) each person, if any, who controlled Darwin within the meaning of the Securities Act (each such Person and its heirs, executors, administrators, agents, successors and assigns is referred to herein as a “Darwin Indemnified Party”) from and against any and all losses, costs, damages, liabilities and expenses arising from claims, demands, actions, causes of action, including, without limitation, reasonable legal fees, (collectively, “Damages”) arising out of (i) any breach of representation or warranty made by the Company in this Agreement, and in any certificate delivered by the Company pursuant to this Agreement, (ii) any breach by the Company of any covenant, obligation or other agreement made the Company in this Agreement, and (iii) a third-party claim based on any acts or omissions by the Company. The foregoing are collectively referred to as the “Darwin Indemnity Claims. ”

  9.3      Indemnification of the Company. Subject to any limitations set forth in this Article 9, from and after the Closing Date until the expiration of the Survival Period, Darwin shall reimburse and hold harmless the Company and the following persons existing prior to the Effective Time: (i) the Company’s officers, directors, shareholders, agents and employees and (ii) each person, if any, who controlled the Company within the meaning of the Securities Act (each such Person and its heirs, executors, administrators, agents, successors and assigns is referred to herein as a “Company Indemnified Party”) from and against any and all Damages arising out of (i) any breach of representation or warranty made by Darwin or Merger Sub in this Agreement, and in any certificate delivered by Darwin or Merger Sub pursuant to this Agreement, (ii) any breach by Darwin or Merger Sub of any covenant, obligation or other agreement made by either of them in this Agreement, and (iii) a third-party claim based on any acts or omissions by Darwin or Merger Sub. The foregoing are collectively referred to as the “Company Indemnity Claims.” The Company Indemnity Claims together with the Darwin Indemnity Claims are collectively referred to as the “Indemnity Claims.”

  Exhibit C
  35

  9.4      General Notice and Procedural Requirements for Indemnity Claims. Notwithstanding the foregoing, the party or person having the indemnity obligation under this Article 9 (the “Indemnifying Party”), shall be obligated to indemnify and hold harmless the party or person entitled to indemnity under this Article 9 (the “Indemnified Party”), only with respect to any Indemnity Claims of which the Indemnified Party notifies with specificity the Indemnifying Party in accordance with Section 10.8 of this Agreement and, if applicable, within the following time period: (i) with regard to any representation or warranty under this Agreement, prior to the end of the Survival Period of such representation or warranty (unless such Indemnity Claim relates to a claim arising prior to the termination of the Survival Period, in which case the time period shall be extended to thirty (30) days after such Indemnity Claim is first received by an Indemnified Party); or (ii) with regard to any covenant under this Agreement which by its terms expires, prior to the end of the survival period relating to such covenant (unless such Indemnity Claim relates to a claim arising prior to the termination of the applicable survival period, in which case the time period shall be extended to thirty (30) days after such Indemnity Claim is first received by an Indemnified Party).

  9.5      Notice and Procedural Requirements for Third Party Claims.

  (a)     If a complaint, claim or legal action is brought by a third party (a “Third Party Claim”) as to which an Indemnified Party is entitled to indemnification, the Indemnified Party shall give written notice of such Third Party Claim to the Indemnifying Party in accordance with Section 10.8 of this Agreement promptly after the Indemnified Party receives notice thereof, which notice shall include a copy of any letter, complaint or similar writing received by the Indemnified Party; provided however, that any failure to provide or delay in providing such information shall not constitute a bar or defense to indemnification except to the extent the Indemnifying Party has been prejudiced thereby.

  (b)     The Indemnifying Party shall have the right to assume the defense of such Third Party Claim with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party’s election so to assume the defense of such Third Party Claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense of such Third Party Claim except as hereinafter provided. If the Indemnifying Party elects to assume such defense and select counsel, the Indemnified Party may participate in such defense through its own separate counsel, but the fees and expenses of such counsel shall be borne by the Indemnified Party unless: (i) otherwise specifically agreed by the Indemnifying Party; or (ii) counsel selected by the Indemnifying Party determines that because of a conflict of interest between the Indemnifying Party and the Indemnified Party such counsel for the Indemnifying Party cannot adequately represent both parties in conducting the defense of such action. In the event the Indemnified Party maintains separate counsel because counsel selected by the Indemnifying Party has determined that such counsel cannot adequately represent both parties because of a conflict of interest between the Indemnifying Party and the Indemnified Party, then the Indemnifying Party shall not have the right to direct the defense of such Third Party Claim on behalf of the Indemnified Party.

  (c)     The failure of the Indemnifying Party to notify an Indemnified Party of its election to defend such Third Party Claim within thirty (30) days after notice thereof was given to the Indemnifying Party shall be deemed a waiver by the Indemnifying Party of its rights to defend such Third Party Claim.

  Exhibit C
  36

  (d)     If the Indemnifying Party assumes the defense of a Third Party Claim, the obligations of the Indemnifying Party shall include taking all steps necessary in the defense of such Third Party Claim and holding the Indemnified Party harmless from and against any and all Damages caused or arising out of any settlement approved by the Indemnified Party or any judgment in connection with the claim or litigation.

  (e)     If the Indemnifying Party does not assume the defense of such Third Party Claim in accordance with this Section 9.5, the Indemnified Party may defend against such claim or litigation in such manner as it deems appropriate; provided, however, that the Indemnified Party may not settle such Third Party Claim without the prior written consent of the Indemnifying Party; provided that the Indemnifying Party may not withhold such consent unless it has provided security of a type and in an amount reasonably acc eptable to the Indemnified Party for the payment of its indemnification obligations with respect to such Third Party Claim. The Indemnifying Party shall promptly reimburse the Indemnified Party for the amount of Damages caused or arising out of any judgment rendered with respect to such Third Party Claim, and for all costs and expenses incurred by the Indemnified Party in the defense of such claim.

  (f)     The Indemnifying Party may settle any Third Party Claim in its sole discretion without the prior written consent of the Indemnified Party, provided that such settlement involves only the payment of cash by the Indemnifying Party to the claimant and does not impose any other obligation on the Indemnifying Party or any liability or obligation on the Indemnified Party.

  9.6       Notice and Procedural Requirements for Direct Claims. Any claim for indemnification by an Indemnified Party on account of Damages which do not result from a Third Party Claim (a “Direct Claim”) shall be asserted by giving the Indemnifying Party reasonably prompt notice thereof in accordance with Section 10.8 of this Agreement; provided, however, that any failure to provide, or delay in providing, such notification shall not constitute a bar or defense to indemnification except to the extent the Indemnifying Party has been prejudiced thereby. After receiving notice of a Direct Claim, the Indemnifying Party will have a period of thirty (30) days within which to respond in writing to such Direct Claim. If the Indemnifying Party rejects such claim or does not respond within such thirty (30) day period (in which case the Indemnifying Party will be deemed to have rejected such claim), the Indemnified Party will be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Article 9.

  ARTICLE 10.     MISCELLANEOUS

  10.1       No Third Party Beneficiaries. Except as may otherwise be specifically provided in this Agreement, this Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

  10.2      Entire Agreement. This Agreement, the Company Disclosure Schedule, the Darwin Disclosure Schedule, along with all other schedules and exhibits hereto, constitute the entire agreement among the Parties and supersede any prior understandings, agreements or representations by or among the Parties, written or oral, with respect to the subject matter hereof.

  Exhibit C
  37

  10.3      Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors, heirs, legal representatives and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties.

  10.4      Public Announcement. Promptly after the Closing of the Merger, Darwin and the Surviving Corporation will issue a press release announcing the Merger. Thereafter, Darwin and the Surviving Corporation may issue such press releases, and make such other disclosures regarding the Merger, as each determines are required under applicable securities laws or regulatory rules. Any press releases by Darwin will be filed under a Current Report on Form 8-K with the SEC.

  10.5      Confidentiality. Darwin and the Company each recognize that they have received confidential information concerning the other during the course of the Merger negotiations and preparations. Accordingly, Darwin and the Company each agrees (a) to use its respective best efforts to prevent the unauthorized disclosure of any confidential information concerning the other that was or is disclosed during the course of such negotiations and preparations, and is clearly designated in writing as confidential at the time of disclosure, and (b) to not make use of or permit to be used any such confidential information other than for the purpose of effectuating the Merger and related transactions. The obligations of this Section 10.5 will not apply to information that (i) is or becomes part of the public domain, (ii) is disclosed by the disclosing party to third parties without restrictions on disclosure, (iii) is received by the receiving party from a third party without breach of a nondisclosure obligation to the other party, or (iv) is required to be disclosed by law, including with the SEC.

  10.6      Counterparts, Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement or amendments thereto and of signature pages by facsimile transmission or by email transmission in portable digital format, or similar format, shall constitute effective execution and delivery of such instrument(s) as to the parties and may be used in lieu of the original Agreement or amendment for all purposes. Signatures of the parties transmitted by facsimile or by email transmission in portable digital format, or similar format, shall be deemed to be their original signatures for all purposes.

  10.7      Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

  10.8      Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next Business Day; (iii) three (3) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective Parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 10.8):

  Exhibit C
  38

  If to the Company:

  Vigilant Document Services, LLC

  Copy to:

  If to the Darwin or Merger Sub:

  Darwin Resources, Inc

  Copy to:

  Legal & Compliance, LLC
  330 Clematis Street, Suite 214,
  West Palm Beach, FL 33401
  Facsimile: (561) 514-0832
  Attn: Laura E. Anthony, Esq.

  10.9       Governing Law; Jurisdiction; Arbitration. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of law thereof. Each Party agrees that all legal proceedings concerning the interpretations, enforcement and defence of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, Managers, officers, shareholders, Members, employees or agents) shall be submitted to binding arbitration with the American Arbitration Association in Marion County, Florida.

  10.10      Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the maximum extent possible.

  Exhibit C
  39

  10.11      Expenses; Attorney’s Fees. The Company shall be responsible for all of the expenses (including Darwin and Merger Sub’s) incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, printers, accountants, etc. (the “Transaction Expenses”). Prior to the Closing, Darwin will provide to the Company an itemized and complete list (the “ Transaction Expenses List”) of all Transaction Expenses incurred or to be incurred by it prior to or in connection with the Closing. Any of such Transaction Expenses that were not paid by the Company prior to the Closing shall become a current liability of Darwin to be paid from the proceeds raised from the Form S-1, to the extent that such Transaction Expenses do not exceed $250,000. Notwithstanding the foregoing, if any Party hereto initiates any legal action arising out of or in connection with this Agreement, the prevailing party in such legal action shall be entitled to recover from the other Party all reasonable attorneys’ fees, expert witness fees and expenses incurred by the prevailing party in connection therewith.

  10.12      Construction. The Parties agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and the other Transaction Documents and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

  10.13      Incorporation of Exhibits and Schedules. The Exhibits, the Schedules, the Darwin Disclosure Schedule and the Company Disclosure Schedule identified in this Agreement are incorporated herein by reference and made a part hereof.

  [Signature Page Follows]

  Exhibit C
  40

  IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

  Darwin Resources, Inc.:

  By:
   Name: Richard Astrom
  Title: Chief Executive Officer

  Clean Slate Acquisition, Inc.

  By:
   Name:
  Title:

  The Darwin Preferred Shareholders

  Name:

  Vigilant Document Services, LLC

  By:
   Name:
  Title:

  Exhibit C
  41

  EXHIBITS AND SCHEDULES

Exhibit A	-	Officers and Directors to be Appointed after Closing of Merger
Exhibit B	-	Company Legal Opinion (Section 6.2(h))

Schedule 2.4(c)	-	Allocation of Merger Shares to Company Members
Schedule 3.1	-	Company Foreign Jurisdictions; Subsidiaries
Schedule 3.3(a)	-	Company Stockholders and Ownership List
Schedule 3.3(b)	-	Company Warrants, Options and other obligations to issue Company Common Stock
Schedule 3.6	-	Company Financial Statements – For the period from June 13, 2008 (Date of Inception) to _____, 2010
Schedule 3.8	-	Liabilities
Schedule 3.10(a)	-	Company Personal Property
Schedule 3.10(b)	-	Company Owned Real Property
Schedule 3.10(c)	-	Company Leased Real Property
Schedule 3.11	-	Company Intellectual Property
Schedule 3.12	-	Company Material Contracts
Schedule 3.13	-	Company Brokers
Schedule 3.14(a)	-	Company Insurance Policies
Schedule 3.15(a)	-	Company Litigation
Schedule 3.15(b)	-	Company Litigation related Documents
Schedule 3.16	-	Company Legal Violations
Schedule 3.17	-	Company Recent Employee Terminations
Schedule 3.18(a)	-	Company Employee Benefit Plans
Schedule 3.18(j)	-	Company Arrangements with Employees
Schedule 3.19	-	Company Permits
Schedule 3.21	-	Company Banking Relationships
Schedule 3.22	-	Company Environmental Protection
Schedule 3.24	-	Company Related Party Transactions

  Exhibit C
  42